UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Dick’s Sporting Goods, Inc.
(Name of Registrant as Specified In Its Charter)

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                            Notice of
                            Annual Meeting
                            of Stockholders and
                            2021 Proxy Statement

Dick’s Sporting Goods, Inc. 345 Court Street Coraopolis, PA 15108

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Date and Time	To assure your representation at the 2021 Annual Meeting of Stockholders, you are urged to cast your vote, as instructed in the Notice of Internet Availability of Proxy Materials, as promptly as possible.
Wednesday, June 9, 2021
7:30 a.m. Eastern Time
Place
Via the Internet, at http://www.virtualshareholdermeeting.com/DKS2021	Voting Methods Include:

Items to be Voted On

(1) Election of four (4) Class A directors.

(2) Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to provide for the annual election of directors and eliminate the classified Board structure.
Telephone
(3) Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the maximum number of directors to 13.
(4) Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2021.
(5) Non-binding advisory vote to approve compensation of named executive officers for 2020, as disclosed in these materials.

(6) Approval of the amendment and restatement of the Company's 2012 Stock and Incentive Plan (as Amended and Restated) to increase the number of authorized shares reserved for issuance under the plan and eliminate certain provisions related to performance-based compensation.	Internet

(7) Any other matters that properly come before the meeting.

Record Date

All holders of record of shares of the Company's common stock and Class B common stock at the close of business on April 12, 2021 are entitled to vote at the meeting and any postponements or adjournments of the meeting.
Mail

A list of stockholders entitled to vote at the meeting may be examined by any stockholder, for any purpose relevant to the meeting, at 345 Court Street, Coraopolis, PA 15108 beginning on May 28, 2021.

By order of the Board of Directors,
Virtually at the Annual Meeting

Edward W. Stack
Executive Chairman & Chief Merchandising Officer

	Page Number		Page Number
ABOUT THE MEETING	1	Does the Board have a retirement policy?	21
What is the purpose of the Annual Meeting?	1	Does the Company have a Code of Ethics?	21
Who is entitled to vote at the Annual Meeting?	1	What is the Company's position on the hedging of Company securities?	21
What are the voting rights of the holders of Dick’s Sporting Goods, Inc. common stock and Class B common stock?	1	How may stockholders communicate with the Board?	22
Who can attend the Annual Meeting?	1	How does the Board determine which directors are considered independent?	22
What constitutes a quorum?	1	What is our policy on Annual Meeting attendance?	22
How do I vote?	2	Compensation Committee Interlocks and Insider Participation	22
How do I request paper copies of the proxy materials?	2	Certain Relationships and Transactions with Related Persons	23
Can I change or revoke my vote after I vote online or return my proxy card?	2	ITEM 2—VOTE TO APPROVE AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO PROVIDE FOR ANNUAL ELECTION OF DIRECTORS AND ELIMINATE CLASSIFIED BOARD STRUCTURE	24
What are the recommendations of the Board of Directors?	2
What vote is required to approve each item?	3	ITEM 3—VOTE TO APPROVE AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE MAXIMUM NUMBER OF DIRECTORS TO 13	25
We are a controlled company under the New York Stock Exchange rules	4
STOCK OWNERSHIP	5	ITEM 4—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26
Who are the largest owners of the Company’s stock?	5	Report of the Audit Committee	26
How much stock do the Company’s directors, nominees and executive officers own?	5	Audit and Non-Audit Fees and Independent Public Accountants	27
ITEM 1—ELECTION OF DIRECTORS	8	EXECUTIVE COMPENSATION	28
Directors Standing for Election	9	Compensation Committee Report	28
Other Directors Not Standing for Election at this Meeting	11	Compensation Discussion and Analysis	30
How are our directors compensated?	15	COMPENSATION TABLES	45
Understanding Our Director Compensation Table	15	Summary Compensation Table — 2020, 2019, 2018	45
CORPORATE GOVERNANCE	17	Grants of Plan-Based Awards Table — 2020	46
How often did the Board meet during fiscal 2020?	17	Outstanding Equity Awards At Fiscal Year End Table — 2020	47
What committees has the Board established and how often did they meet during fiscal 2020?	17	Option Exercises and Stock Vested Table — 2020	48
How is our Board leadership structured?	19	Pension Benefits	49
What is the Board’s role in the oversight of risk management?	20	Nonqualified Deferred Compensation Table — 2020	49
What is the Company's approach to Environmental, Social and Governance Initiatives?	20	Potential Payments upon Termination or Change-in-Control	50
How is Board and director performance evaluated?	20	ITEM 5—NON-BINDING ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS	54
How does the Board select its nominees for director?	20

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Proxy Statement Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider. You should read this entire proxy statement and our Annual Report on Form 10-K before voting.

2021 ANNUAL MEETING OF STOCKHOLDERS
Date and Time:	Wednesday, June 9, 2021, 7:30 a.m. Eastern Time
Place:	Via the Internet, at http://www.virtualshareholdermeeting.com/DKS2021
Record Date:	April 12, 2021
Voting:	Stockholders of our common stock as of the record date are entitled to cast one (1) vote for each share held of record and holders of our Class B common stock are entitled to cast ten (10) votes for each share held of record on all matters submitted to a vote of the stockholders, including the election of directors.

As part of our precautions regarding COVID-19, we have decided to again hold our Annual Meeting exclusively by remote communication (i.e. a virtual meeting format), which allows us to proceed with our Annual Meeting while mitigating the health and safety risks to participants.

You will be able to attend the Annual Meeting via the Internet, vote your shares electronically and submit questions online during the Annual Meeting by logging into the website listed above using your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on any additional voting instructions accompanying these proxy materials. We recommend you access the Annual Meeting prior to its start time so you have sufficient time to check in before the meeting starts.

VOTING YOUR SHARES
Your vote is important! Please act as soon as possible to vote your shares, even if you plan to attend the Annual Meeting virtually. If you are a beneficial stockholder, your broker will NOT be able to vote your shares with respect to the election of directors and most of the other matters presented during the meeting unless you have given your broker specific instructions to do so. Stockholders of record can vote by:

Internet at www.proxyvote.com/dks	Calling 1-800-690-6903	Mail Return the signed proxy card	Voting Online During the Annual Meeting

ATTEND THE ANNUAL MEETING
You will be able to attend the Annual Meeting via the Internet, vote your shares electronically and submit questions online during the Annual Meeting by logging in to the website listed above using the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on any additional voting instructions accompanying these proxy materials. We recommend you access the Annual Meeting prior to its start time so you have sufficient time to check in before the meeting starts.

LOGISTICS
w Attend the Annual Meeting online, including to vote and/or submit questions, at http://www.virtualshareholdermeeting.com/DKS2021
w The Annual Meeting will begin at approximately 7:30 a.m. Eastern Time, with registration opening at 7:15 a.m., on Wednesday, June 9, 2021

ASK A QUESTION
w You may submit questions for the meeting in advance at http://www.proxyvote.com/dks
w You may submit live questions during the meeting at http://www.virtualshareholdermeeting.com/DKS2021

CAN'T ATTEND THE ANNUAL MEETING?
w A replay of the Annual Meeting will be available on our Investor Relations website at http://investors.dicks.com
w Any questions received before and during the Annual Meeting will also be available at the same website.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Proxy Statement Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider. You should read this entire proxy statement and our Annual Report on Form 10-K before voting.

VOTING MATTERS AND BOARD RECOMMENDATION
Proposal	Board's Recommendation	Page Reference
1. Election of four (4) Class A directors, each for a term that expires either in 2022, if Item 2 is approved by the stockholders, or in 2024, if Item 2 is not approved by the stockholders	FOR	9
2. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to provide for the annual election of directors and eliminate the classified Board structure.	FOR	24
3. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the maximum number of directors to 13.	FOR	25
4. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2021.	FOR	26
5. Non-binding advisory vote to approve compensation of named executive officers for 2020, as disclosed in these materials.	FOR	54
6. Approval of the amendment and restatement of the Company's 2012 Stock and Incentive Plan (as Amended and Restated) to increase the number of authorized shares reserved for issuance under the plan and eliminate certain provisions related to performance-based compensation.	FOR	56

CLASS A DIRECTOR NOMINEES
Name	Director Since	Age	Independent	Board Committees
William J. Colombo Vice Chairman	2002	65	YES	wCompensation Committee wGovernance & Nominating Committee
Sandeep Mathrani	2020	58	YES	wAudit Committee
Desiree Ralls-Morrison	2020	54	YES	wCompensation Committee wGovernance & Nominating Committee
Larry D. Stone	2007	69	YES	wCompensation Committee (Chair) wGovernance & Nominating Committee

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

About the Meeting
This proxy statement contains information related to the 2021 Annual Meeting of Stockholders (the "Annual Meeting") of Dick’s Sporting Goods, Inc., a Delaware corporation (the "Company"), to be held via the Internet, at http://www.virtualshareholdermeeting.com/DKS2021 on Wednesday, June 9, 2021, beginning at 7:30 a.m. Eastern Time, and at any postponements and/or adjournments thereof.
In accordance with Securities and Exchange Commission ("SEC") rules, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials to our stockholders via the Internet. If you received a Notice of Internet Availability of Proxy Materials (the "Notice") by mail, you will not receive a printed copy of the proxy materials other than as described below. The Notice contains instructions on how to access and review all of the important information contained in the proxy materials over the Internet. The Notice also instructs how you may submit your proxy over the Internet. If you received a Notice and would like to receive a printed copy of our proxy materials, including our Annual Report on Form 10-K, follow the instructions for requesting such materials included in the Notice.
It is anticipated that the Notice will first be sent to stockholders, and this proxy statement and the form of proxy relating to our 2021 Annual Meeting will first be made available to stockholders, on or about April 28, 2021. In accordance with SEC rules, the website www.proxyvote.com/dks provides complete anonymity with respect to the stockholders accessing the website.
WHAT IS THE PURPOSE OF THE ANNUAL MEETING?
At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders on the cover page of this proxy statement, including (1) the election of four (4) Class A directors, each for a term that expires either in 2022, if Item 2 below is approved by the stockholders, or in 2024, if Item 2 above is not approved by the stockholders, (2) the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the "Charter"), to provide for the annual election of directors, and declassification of the Board of Directors (the "Board"), (3) the approval of an amendment to the Company's Charter to increase the maximum number of directors that may serve on the Board to 13, (4) the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2021, (5) a non-binding advisory vote to approve 2020 compensation of our named executive officers, as disclosed in this proxy statement (commonly known as "Say-on-Pay"), (6) the approval of the amendment and restatement of the Company's 2012 Stock and Incentive Plan (as Amended and Restated) (the "Plan") to increase the number of authorized shares reserved for issuance under the Plan and eliminate certain provisions related to performance-based compensation, and (7) any other matter to properly come before the Annual Meeting.
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
Only stockholders of record at the close of business on April 12, 2021, the record date for the Annual Meeting, are entitled to receive notice of and vote at the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting or any postponements or adjournments of the Annual Meeting.
WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF DICK’S SPORTING GOODS, INC. COMMON STOCK AND CLASS B COMMON STOCK?
Holders of our common stock and Class B common stock have identical rights, except that holders of our common stock are entitled to one (1) vote for each share held of record and holders of our Class B common stock are entitled to ten (10) votes for each share held of record on all matters submitted to a vote of the stockholders, including the election of directors. Stockholders do not have cumulative voting rights. Holders of our common stock and Class B common stock vote together as a single class on all matters presented to the stockholders for their vote or approval, except as may otherwise be required by Delaware law.
WHO CAN ATTEND THE ANNUAL MEETING?
All common stockholders and Class B common stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting via the Internet by logging in to the website http://www.virtualshareholdermeeting.com/DKS2021 using the 16-digit control number included in your Notice, on your proxy card or on any additional voting instructions accompanying these proxy materials. You will be able to vote your shares electronically and submit questions online during the Annual Meeting. If you do not have a 16-digit voter control number, you will be able to listen to the meeting only by registering as a guest and will not be able to vote or submit questions during the meeting. The meeting website will be available beginning at 7:15 a.m. ET on the date of the Annual Meeting. We recommend stockholders log in a few minutes before the Annual Meeting to ensure they are logged in when the Annual Meeting starts.

Please also note that if you hold your shares in "street name" (that is, through a broker or other nominee), you may need to follow additional instructions provided by your broker in order to vote your shares and submit questions during the Annual Meeting.
WHAT CONSTITUTES A QUORUM?
The presence at the Annual Meeting, in person or by proxy, of holders of record of issued and outstanding shares of capital stock representing a majority of the votes entitled to be cast at the meeting constitutes a quorum, which permits business to be conducted at

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2020 Annual Meeting of Stockholders 1

About the Meeting (continued)
the Annual Meeting. As of the record date, 65,544,792 shares of common stock representing the same number of votes and 23,735,633 shares of Class B common stock representing 237,356,330 votes were issued and outstanding. Thus, the presence in person or by proxy of the holders of common stock or Class B common stock or a combination thereof representing at least 151,450,561 votes will be required to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the Annual Meeting to establish a quorum.
HOW DO I VOTE?
The voting process depends on whether you hold your shares in your own name (as the "record holder") or beneficially in street name.

Record Holders
If you hold shares in your own name, you can cast your vote in one of the following ways:

follow the instructions on the website www.proxyvote.com/dks;
call 1-800-690-6903 and follow the instructions provided;
if you received a proxy card in the mail, complete and return the paper proxy card to the Company; or
attend the 2021 Annual Meeting of Stockholders via the Internet and follow the on-screen instructions.
Beneficial Owners
If your shares are held in street name (by a broker, bank, or other nominee), you are considered a "beneficial owner." If you receive a voting instruction form ("VIF"), your broker, bank, or other holder of record (or designee thereof) will vote your shares in accordance with the instructions on your returned VIF. If you wish to vote virtually via the Internet at the Annual Meeting, you should follow the instructions provided by your record holder (broker, bank, or other nominee).
HOW DO I REQUEST PAPER COPIES OF THE PROXY MATERIALS?
The Notice sets forth how you may request a paper copy of the proxy statement and accompanying proxy card, including:

by following the instructions at www.proxyvote.com/dks;
by following the instructions for a paper copy after calling 1-800-579-1639; or
by sending a blank e-mail to sendmaterial@proxyvote.com containing your control number (located on your Notice) in the subject line.

CAN I CHANGE OR REVOKE MY VOTE AFTER I VOTE ONLINE OR RETURN MY PROXY CARD?
Yes. You may revoke or change your vote at any time before the polls close at the Annual Meeting by voting again by telephone or the Internet; by delivering to the Corporate Secretary of the Company either a written notice of revocation or a duly executed proxy bearing a date later than the proxy being revoked; or by attending the Annual Meeting via the Internet and following the on-screen voting instructions or requesting that your previously granted proxy be revoked. Attendance at the Annual Meeting via the Internet will not by itself revoke a previously granted proxy.
WHAT ARE THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS?
Unless you give other instructions when you vote, the persons named as proxy holders will vote in accordance with the recommendations of the Board, which are set forth following the description of each item to be acted upon in this proxy statement. In summary, the Board recommends a vote:

•FOR election of the nominated slate of Class A directors for a term that expires either in 2022, if Item 2 is approved by the stockholders, or in 2024, if Item 2 is not approved by the stockholders (see Item 1);

2 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

About the Meeting (continued)
•FOR approval of an amendment to the Company’s Charter to provide for the annual election of directors and eliminate the classified Board structure by the 2023 Annual Meeting of Stockholders (see Item 2);
•FOR approval of an amendment to the Company’s Charter to increase the maximum number of directors who may serve on the Board to 13 (see Item 3);
•FOR ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2021 (see Item 4);
•FOR approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in these materials (see Item 5); and
•FOR approval of the amendment and restatement of the Company's 2012 Stock and Incentive Plan (as Amended and Restated) increasing the number of authorized shares reserved for issuance under the plan and eliminating certain provisions related to performance-based compensation (see Item 6).
With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.
WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?
Proposal 1 - Election of Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.
Proposal 2 - Amendment to Charter to Provide for Annual Election of Directors and Declassify Board and Proposal 3 - Amendment to Charter to Increase the Maximum Number of Directors to 13. The affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting is required to separately approve each of the amendments to the Company’s Charter to (i) provide for the annual election of directors and (ii) increase the maximum number of Directors to 13.
Other Proposals. The affirmative vote of a majority of the votes cast at the Annual Meeting is required for (i) Proposal 4 - to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2021, (ii) Proposal 5 - to approve, on a non-binding advisory basis, the compensation of our named executive officers for 2020, and (iii) Proposal 6 - to approve the amendment and restatement of the Company's 2012 Stock and Incentive Plan (as Amended and Restated) to increase the number of authorized shares reserved for issuance under the plan and eliminate certain provisions related to performance-based compensation.
With respect to Say-on-Pay, as an advisory vote this proposal is non-binding on the Company. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by our stockholders and will consider the outcome of the vote when making future compensation decisions. For a discussion on how the Compensation Committee considered the 2020 advisory vote, refer to "Say-on-Pay Vote Results" on page 31 of this proxy statement.

Treatment of Abstentions and Broker Non-Votes. An "abstain" vote is considered as present for the purposes of determining whether a quorum exists. Under Delaware law, abstentions are not considered votes cast either for or against a proposal; however, because Proposal 1, the election of directors, requires the affirmative vote of a plurality of the votes cast, and each of Proposal 4, ratification of the appointment of Deloitte & Touche LLP, and Proposal 5, the advisory vote on the compensation of our named executive officers, requires the affirmative vote of the holders of a majority of the votes cast in order to be approved, abstentions will not have any effect on the outcome of those three proposals presented at the Annual Meeting. Proposals 2 and 3, to amend the Charter to (i) provide for the annual election of directors and declassification of the Board and (ii) increase the maximum number of directors to 13, each separately require approval of a majority of the outstanding votes entitled to be cast at the Annual Meeting, such that the effect of an abstention under either of Proposals 2 or 3 is the same as a vote against the proposal. With respect to Proposal 6, approval of the amendment and restatement of the Company's 2012 Stock and Incentive Plan (as Amended and Restated) is required under the rules of the New York Stock Exchange ("NYSE"), which treat abstentions as votes cast on a particular proposal, such that the effect of an abstention under Proposal 6 has the same effect as a vote against the proposal.

A "broker non-vote" occurs if your shares are registered in "street name" and you do not provide the record holder of your shares with voting instructions on any matter as to which, under the applicable NYSE rules, a broker may not vote without instructions from you. As is the case with abstentions, shares as to which a broker non-vote occurs are considered present for purposes of determining whether a quorum exists. Under Delaware law, broker non-votes are not considered votes cast either for or against a proposal. Therefore, a broker non-vote will not have any effect on the outcome of the proposals presented at the Annual Meeting other than the Charter

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2020 Annual Meeting of Stockholders 3

About the Meeting (continued)
amendments. With respect to each of the Charter amendments under Proposals 2 and 3, the effect of a broker non-vote is the same as a vote against the proposal, as each requires a majority of the votes entitled to be cast at the Annual Meeting to vote in favor of approval.
WE ARE A CONTROLLED COMPANY UNDER THE NEW YORK STOCK EXCHANGE RULES.
Edward W. Stack, our Executive Chairman & Chief Merchandising Officer, controls 55.97% of the combined voting power of our common stock and Class B common stock as of April 12, 2021. Consequently, we are a "controlled company" under the Corporate Governance Standards of the NYSE. As a controlled company, we are not required to have (i) a majority of independent directors or (ii) a compensation committee or nominating/corporate governance committee composed entirely of independent directors. Nonetheless, our Board is comprised of a majority of independent directors and our Audit, Compensation, and Governance and Nominating Committees are comprised entirely of independent directors.

4 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2020 Annual Meeting of Stockholders

Stock Ownership

WHO ARE THE LARGEST OWNERS OF THE COMPANY’S STOCK?
The following table contains information regarding the beneficial owners of 5% or more of our outstanding common stock (including our Class B common stock, as it is convertible into our common stock at any time) as of April 12, 2021, excluding members of our Board of Directors.
A person has beneficial ownership of shares if the person has the power to vote or dispose of such shares. This power can be exclusive or shared, direct or indirect. In addition, a person is considered by SEC rules to beneficially own shares underlying options and convertible securities if that person has the right to acquire beneficial ownership of the underlying shares within 60 days of the date that beneficial ownership is calculated, including through the exercise or conversion of such options or convertible securities.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Common Stock(1)	Percentage of Class B Common Stock(1)

Common Stock	FMR, LLC 245 Summer Street Boston, MA 02210	7,406,201	(2)	11.21%	—
Common Stock	BlackRock Inc. 55 East 52nd Street New York, NY 10055	5,379,154	(3)	8.20%	—
Common Stock	The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	5,313,750	(4)	8.08%	—
Common Stock	LSV Asset Management 155 N. Wacker Drive Suite 4600 Chicago, IL 60606	3,601,452	(5)	5.48%	—
(1)     Ownership information is as reported by the stockholder in its most recently filed Schedule 13G filing.
(2)    Share ownership amounts are based on figures set forth in Amendment 1 to Schedule 13G filed by FMR, LLC on March 9, 2021. Of the shares beneficially owned, FMR, LLC has sole power to vote with respect to 1,524,414 shares and sole power to direct disposition with respect to 7,406,201 shares. FMR, LLC is a parent holding company for the following subsidiaries that own shares of our common stock: FIAM LLC, Fidelity Institutional Asset Management Trust Company, Fidelity Management & Research (Japan) Limited, Fidelity Management & Research Company LLC, and Strategic Advisors LLC.
(3)    Share ownership amounts are based on figures set forth in Amendment No. 9 to Schedule 13G filed by BlackRock, Inc. on February 4, 2021. Of the shares beneficially owned, BlackRock, Inc. has sole power to vote with respect to 5,184,241 shares and sole power to direct disposition with respect to 5,379,154 shares. BlackRock, Inc. is a parent holding company for the following subsidiaries that own shares of our common stock: BlackRock Life Limited, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Luxemborg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, and BlackRock Fund Managers Ltd .
(4)    Share ownership amounts are based on figures set forth in Amendment No. 8 to Schedule 13G filed by The Vanguard Group on February 8, 2021. Of the shares beneficially owned, The Vanguard Group has sole power to vote with respect to 0 shares, shared power to vote with respect to 44,347 shares, sole power to direct disposition with respect to 5,216,726 shares, and shared power to direct disposition with respect to 97,024 shares. The Vanguard Group is a parent holding company for the following wholly-owned subsidiaries that own shares of our common stock: Vanguard Asset Management, Limited, Vanguard Fiduciary Trust Company, Vanguard Global Advisors, LLC, Vanguard Group (Ireland) Limited, Vanguard Investments Australia Ltd, Vanguard Investments Canada Inc., Vanguard Investments Hong Kong Limited, and Vanguard Investments UK, Limited.
(5)    Share ownership amounts are based on figures set forth in Schedule 13G filed by LSV Asset Management on February 11, 2021. Of the shares beneficially owned, LSV Asset Management has sole power to vote with respect to 2,306,652 shares and sole power to direct disposition with respect to 3,601,452 shares.
HOW MUCH STOCK DO THE COMPANY’S DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS OWN?
The following table reflects the number of shares of our common stock and Class B common stock beneficially owned (unless otherwise indicated) by (i) our named executive officers listed in the current "Summary Compensation Table" on pages 45 - 46 of this proxy statement, (ii) our directors and nominees and (iii) all of our directors and executive officers (including those who are not "named executive officers") as a group, as of April 12, 2021.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 5

Stock Ownership (continued)
A person has beneficial ownership of shares if he or she has the power to vote or dispose of such shares. This power can be exclusive or shared, direct or indirect. In addition, a person is considered by SEC rules to beneficially own shares underlying options and convertible securities that are presently exercisable or convertible, or that will become exercisable or convertible within 60 days of the date that beneficial ownership is calculated, which, for the purposes of the table below, is April 12, 2021. Except as otherwise noted, the beneficial owners listed have sole voting and/or investment power with respect to the shares shown.
As of April 12, 2021, there were 65,544,792 shares of common stock issued and outstanding and 23,735,633 shares of Class B common stock issued and outstanding.

	Shares Beneficially Owned
	Number				Percent
Named Executive Officers, Directors and Nominees	Common Stock		Class B Common Stock		Common Stock(1)	Class B Common Stock(1)	Voting Power

Edward W. Stack	2,029,678	(2)	16,798,605	(3)	3.06%	70.77%	55.97%
Lee J. Belitsky	441,724	(4)	—		*	—	*
Lauren R. Hobart	491,491	(5)	—		*	—	*
Vlad Rak	81,708	(6)	—		*	—	*
Donald J. Germano	226,512	(7)	—		*	—	*
Mark J. Barrenechea	29,918	(8)	—		*	—	*
Emanuel Chirico	122,882	(9)	—		*	—	*
William J. Colombo	258,404	(10)	5,867,217	(11)	*	24.72%	19.46%
Anne Fink	15,513	(12)	—		*	—	*
Larry Fitzgerald, Jr.	6,225	(13)	—		*	—	*
Sandeep Mathrani	4,810	(14)	—		*	—	*
Desiree Ralls-Morrison	4,810	(15)	—		*	—	*
Lawrence J. Schorr	89,909	(16)	—		*	—	*
Larry D. Stone	139,797	(17)	—		*	—	*
All Directors and Executive Officers as a group (17 persons total)	4,196,122	(18)	22,665,822		6.27%	95.49%	75.88%
*    Percentage of shares of common stock or Class B common stock beneficially owned does not exceed one percent (1%).
(1)    Percentage of shares of common stock and Class B common stock beneficially owned are each calculated on a class-basis.
(2)    Includes 873,209 shares of common stock issuable upon exercise of options that are exercisable within 60 days of April 12, 2021 and 718,442 shares of restricted stock subject to vesting.
(3)    Mr. Stack has indirect ownership with respect to 3,758,888 shares of Class B common stock owned by the grantor retained annuity trusts for which Mr. Stack retains sole voting and dispositive power as trustee. In addition, pursuant to a Memorandum of Understanding ("MOU") dated March 2, 2009, Mr. Stack’s former spouse holds 3,990,630 shares of Class B common stock, which are included in the number of shares owned by Mr. Stack for purposes of this table, as he retains voting but not dispositive power with respect to such shares.
(4)    Includes 179,968 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 12, 2021 and 163,911 shares of restricted stock subject to vesting.
(5)    Includes 170,268 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 12, 2021 and 272,718 shares of restricted stock subject to vesting.
(6)    Includes 10,011 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 12, 2021 and 71,697 shares of restricted stock subject to vesting.
(7)    Includes 59,804 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 12, 2021 and 141,762 shares of restricted stock subject to vesting.
(8)    Includes 9,759 shares of restricted stock subject to vesting.
(9)    Includes 9,759 shares of restricted stock subject to vesting.

6 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Stock Ownership (continued)
(10)    Includes 9,759 shares of restricted stock subject to vesting. Also includes 800 shares held by Mr. Colombo’s child. Mr. Colombo disclaims beneficial ownership of the shares held by his child, and the inclusion of such shares should not be deemed an admission that Mr. Colombo is the beneficial owner of such shares.
(11)    These shares of Class B common stock are held by trusts for the benefit of Mr. Stack’s children, for which Mr. Colombo serves as trustee. As trustee, Mr. Colombo has voting and dispositive power over the Class B common stock held in the trusts (but no pecuniary interest), as outlined in the irrevocable trust agreements governing the terms of the trusts.
(12)    Includes 11,016 shares of restricted stock subject to vesting.
(13)    Includes 5,959 shares of restricted stock subject to vesting.
(14)    Includes 4,810 shares of restricted stock subject to vesting.
(15)    Includes 4,810 shares of restricted stock subject to vesting.
(16)    Includes 9,759 shares of restricted stock subject to vesting.
(17)    Includes 9,759 shares of restricted stock subject to vesting, and 130,038 shares held indirectly through a trust of which Mr. Stone is the trustee.
(18)    Includes 1,349,509 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 12, 2021 and 1,612,197 shares of restricted stock subject to vesting.

DELINQUENT SECTION 16(a) REPORTS
The Company’s directors and executive officers are required under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") to file reports of ownership and changes in ownership of the Company’s common stock with the SEC. Based upon a review of filings with the SEC and written representations from our directors and executive officers, we believe that all of our directors and executive officers complied during fiscal 2020 with the reporting requirements of Section 16(a) of the Exchange Act, with the exception of Vlad Rak, our Chief Technology Officer, who filed a Form 4 on May 6, 2020 with respect to the May 3, 2020 award of restricted stock.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 7

Item 1—Election of Directors
The Board is currently divided into three (3) classes, with each class consisting as nearly as possible of one-third of the total number of directors constituting the entire Board. The current term of office for our Class A directors expires at the 2021 Annual Meeting, while the term for our Class B directors expires at the 2022 Annual Meeting and the term for our Class C directors expires at the 2023 Annual Meeting.

Upon recommendation by the Governance and Nominating Committee, the Board proposes that the following nominees, William J. Colombo, Sandeep Mathrani, Desiree Ralls-Morrison and Larry D. Stone, each a current Class A director, be elected for new terms or until their successors are duly elected and qualified. If the stockholders vote to elect the four nominees proposed by the Board and approve Item 2, each such director will hold office for a one-year term expiring at the 2022 Annual Meeting. However, if the stockholders vote to elect the four nominees proposed by the Board but do not approve Item 2, each such director will hold office for a three-year term expiring at the 2024 Annual Meeting. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.
Our Board believes that each nominee and each existing director has demonstrated broad-based business knowledge, outstanding achievement in his or her professional career, a commitment to ethical values, and otherwise meets the Company’s articulated director qualifications, including independence, accountability, integrity, areas of experience, sound judgment in areas relevant to the Company’s businesses, diversity of background (including, but not limited to, race, origin, age and gender) and experience in different substantive areas such as retail operations, marketing, technology, supply chain and finance, and a willingness to commit sufficient time to the Board. The following depicts a summary of certain aspects of the Board's current composition:
The information set forth below includes, with respect to each nominee and current director, his or her age, principal occupation and employment during at least the past five years, the year in which he or she first became a director of the Company, the standing committee(s) on which he or she currently serves, other public company directorships held by such person during the last five years, and a brief description of the experience, qualifications, attributes and skills of each nominee and current director that have led the Board to conclude that such person should serve as a member of the Board.

8 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Item 1—Election of Directors (continued)
DIRECTORS STANDING FOR ELECTION

WILLIAM J. COLOMBO

	Committees	Career Highlights
	–Compensation	Dick's Sporting Goods, Inc. (NYSE) (Retired)
	–Governance & Nominating	–Interim Chief Marketing Officer (2010 - 2011)
–President & Chief Operating Officer (2002 - 2008)
	Former Public Company Directorships	–Executive Vice President & Chief Operating Officer (2000 - 2002)
–President dsports.com LLC (1998 - 2000)
	Gibraltar Industries	–Executive Vice President & Chief Operating Officer (1995 - 1998)
–Various Leadership Roles (1988 - 1995)
Vice Chairman		J.C. Penney Company, a retail company (NYSE)
Age: 65		–Various Field & District Positions (1977 - 1988)
Qualifications
Director Since: 2002	Mr. Colombo brings more than 40 years of retail experience and insight to the Board, including expertise in operations, marketing and strategy. The Company continues to value his more than 30 years of Company-specific experience. These experiences and skills have led the Board to conclude that he should continue to serve as a director of the Company.

Class: A

SANDEEP MATHRANI

	Committees	Career Highlights
	–Audit	WeWork, a private commercial real estate company
	Other Public Company Directorships	–Chief Executive Officer (2020 - present)
Brookfield Properties Reit, Inc., a commercial real estate company (Nasdaq)
WeWork
	Host Hotels & Resorts, Inc.	–Chief Executive Officer (2018 - 2020)
	Former Public Company Directorships	General Growth Properties, Inc., a former commercial real estate company

Age: 58	Brookfield Properties Reit, Inc.	–Chief Executive Officer (2010 - 2018)

Director Since: 2020	General Growth Properties, Inc.
Class: A
Qualifications
Mr. Mathrani adds significant experience as a real estate industry veteran with almost 30 years of experience as a result of his executive role at WeWork and his prior positions with other companies in the real estate industry. Additionally, Mr. Mathrani also provides a diverse viewpoint and valuable corporate governance, management, operational and strategic expertise to the Board through his experience as an executive officer and a public company board member. These experiences and skills have led the Board to conclude that he should continue to serve as a director of the Company.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 9

Item 1—Election of Directors (continued)

DESIREE RALLS-MORRISON

	Committees	Career Highlights
	–Compensation	McDonald's Corporation, a global food services company (NYSE)
	–Governance & Nominating	–Executive Vice President, General Counsel and Corporate Secretary (2021 - present)

Boston Scientific Corporation, a medical device manufacturer (NYSE)
–Senior Vice President, General Counsel and Corporate Secretary (2017 - 2021)

Boehringer Ingelheim, a private pharmaceutical company
–General Counsel, US (2013 - 2017)
Age: 54		Johnson & Johnson, a global consumer healthcare company (NYSE)
–General Counsel, Consumer (2012 - 2013)
Director Since: 2020		–Assistant General Counsel (2010 - 2012)
Class: A	Qualifications
Ms. Ralls-Morrison brings significant corporate governance expertise as a result of her roles at McDonald's Corporation, Boston Scientific and Boehringer Ingelheim. Additionally, Ms. Ralls-Morrison provides a diverse perspective and lends additional expertise to the Board through her experiences as a board member of The Partnership, Inc., and a founding member of The New Commonwealth Racial Equality and Social Justice Fund in Massachusetts. These experiences and skills have led the Board to conclude that she should continue to serve as a director of the Company.

LARRY D. STONE

	Committees	Career Highlights
	–Compensation (Chair)	Lowe's Companies, Inc., a home improvement retailer (NYSE) (Retired)
	–Governance & Nominating	–President & Chief Operating Officer (2006 - 2011)
–Senior Executive Vice President, Merchandising/Marketing (2005 - 2006)
Other Public Company Directorships
–Senior Executive Vice President, Store Operations (2003 - 2005)
–Executive Vice President, Store Operations (2001 - 2003)
At Home Group, Inc.
Age: 69
Qualifications
Director Since: 2007	Mr. Stone brings considerable retail experience gained through his positions at Lowe’s Companies, Inc., combined with the leadership skills developed as its President and Chief Operating Officer and his expertise in real estate, store operations, eCommerce, brand management, marketing and strategic finance, to the Board. These experiences and skills have led the Board to conclude that he should continue to serve as a director of the Company.
Class: A

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PERSONS NOMINATED TO SERVE AS CLASS A DIRECTORS.

10 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Item 1—Election of Directors (continued)
OTHER DIRECTORS NOT STANDING FOR ELECTION AT THIS MEETING

MARK J. BARRENECHEA

	Committees	Career Highlights
	–Audit (Chair)	OpenText Corporation, an information management software products company (Nasdaq)

	Other Public Company Directorships	–Chief Executive Officer (2012 - present)
–Chief Technology Officer (2016 - present)
	OpenText Corporation	Silicon Graphics International Corporation, a global leader in high performance computing (Nasdaq)
Avery Dennison Corporation
–President and Chief Executive Officer (2007 - 2012)
	Former Public Company Directorships	CA Inc., an enterprise information technology management company (Nasdaq) (formerly Computer Associates International, Inc.)

Age: 56	Hamilton Insurance Group	–Executive Vice President, Chief Technology Officer (2003 - 2006)
	Silicon Graphics International Corporation	Oracle Corporation, an enterprise software and corporate hardware products and services company (Nasdaq)
Director Since: 2014
Class: B		–Senior Vice President of Application Development (1997 - 2003)
Qualifications
Mr. Barrenechea has over 30 years of experience in the technology industry, both in software management and server manufacturing, and brings insight regarding eCommerce and technology to the Board. Mr. Barrenechea also brings expertise to the Board from his executive and board leadership positions with various public and private companies, including experience with corporate strategy, corporate acquisitions and global operations.

EMANUEL CHIRICO

	Committees	Career Highlights
	–Audit	PVH Corp., a wholesale and retail apparel company (NYSE)
–Chairman of the Board (2007 - present)
	Other Public Company Directorships	–Chief Executive Officer (2006 - 2021)
–President and Chief Operating Officer (2005 - 2007)
	PVH Corp.	–Executive Vice President and Chief Financial Officer (1999 - 2005)
	Conagra Brands, Inc.	–Controller (1993 - 1999)

Age: 63	Qualifications
Mr. Chirico brings extensive knowledge of the retail industry to our Board along with a deep understanding of the financial, operational and strategic domestic and international issues that face global wholesale and retail companies, gained through his experience as Chairman and Chief Executive Officer of PVH Corp., a major global apparel company that operates a portfolio of brands including Calvin Klein and Tommy Hilfiger. Mr. Chirico also contributes significant corporate finance, financial reporting and accounting expertise gained as a result of his experience with a large public accounting firm and in his prior role as Chief Financial Officer of PVH Corp.
Director Since: 2003
Class: B

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 11

Item 1—Election of Directors (continued)

ANNE FINK

	Committees	Career Highlights
	–Audit	PepsiCo, Inc., a global food and beverage company (Nasdaq)
–President, Global Foodservice (2016 - present)
–Chief Operating Officer, Foodservice (2014 - 2016)
–Chief Commercial Officer, Retail Channels (2011 - 2014)
–Senior Vice President, Retail (2008 - 2011)
Qualifications
Ms. Fink brings valuable operational experience gained through her positions held at PepsiCo, Inc., in which she leads the restaurant, hotels, business & industry, college & university, and sports & entertainment channels. She also brings leadership skills developed in the President and Chief Operating Officer roles, and expertise in sales, marketing, strategy and operations, to the Board.
Age: 57

Director Since: 2019
Class: B

LARRY FITZGERALD, JR.

	Committees	Career Highlights
	–Compensation	Arizona Cardinals, a National Football League organization
	–Governance & Nominating	–Professional Athlete (2004 - present)

Qualifications

Mr. Fitzgerald brings a unique business perspective to the Board through his experience leading the Larry Fitzgerald First Down Fund, which supports children and families in need with a focus on promoting literacy and technology skills, as well as efforts to prevent and cure breast cancer. As an active member of the sports and business communities, Mr. Fitzgerald adds management and operational experience gained through serving on The DICK'S Sporting Goods Foundation's Sports Matter Advisory Board as well as his ownership stake in the NBA's Phoenix Suns.
Age: 37

Director Since: 2020
Class: C

12 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Item 1—Election of Directors (continued)

LAUREN R. HOBART

	Other Public Company Directorships	Career Highlights
Dick's Sporting Goods, Inc. (NYSE)
	YUM! Brands, Inc.	–President & Chief Executive Officer (2021 - present)
–President (2017 - 2021)
–Executive Vice President, Chief Customer & Digital Officer (2017)
	Former Public Company Directorships	–Executive Vice President, Chief Marketing Officer & Chelsea Collective General Manager (2015 - 2017)

	Sonic Corp	–Senior Vice President, Chief Marketing Officer (2011 - 2015)
Age: 52		PepsiCo, Inc., a global food and beverage company (Nasdaq)
–Chief Marketing Officer, Carbonated Soft Drinks (2009 - 2011)
Director Since: 2018		–Senior Marketing Leadership, Strategic Planning & Finance Roles (1997 - 2009)
Class: C		Wells Fargo & Co, a financial services provider (NYSE) (1993 - 1995)
–Senior Relationship Manager, Corporate Banking Division
JP Morgan Chase & Co., a financial holding company (NYSE) (1990 - 1993)
–Asset Based Lending Credit Analyst & Account Manager
Qualifications

As the Company’s President and Chief Executive Officer, Ms. Hobart provides the Board with insight into the Company’s business operations, opportunities and challenges. In her time with the Company, she initiated the transformation to become a more digitally focused and customer-centric omni-channel business and launched the CALIA by Carrie Underwood brand. In addition to her expertise in marketing and strategic planning and her insight into consumer needs and marketplace trends, Ms. Hobart brings her understanding of the day-to-day operations of the Company and the unique issues facing the Company and the retail industry to our Board.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 13

Item 1—Election of Directors (continued)

LAWRENCE J. SCHORR

	Committees	Career Highlights
	–Compensation	SIMONA AMERICA GROUP, the North American operations of SIMONA AG, a German manufacturing company (General Standard segment of the Frankfurt Stock Exchange) (Retired)
–Governance & Nominating (Chair)

–Chief Executive Officer (2014 - 2020)
Boltaron Performance Products, a privately owned plastics manufacturing company that was acquired by SIMONA AG

–Chief Executive Officer (2004 - 2014)
Lead Director		RRT-Recycle America, a subsidiary of WMX Technologies, Inc.
Age: 67		–President (1992 -1995)
Resource Recycling Technologies, Inc., a solid waste material management company (American Stock Exchange)
Director Since: 1985
Class: C		–President (1988 - 1992)
Levene, Gouldin and Thompson LLP
–Partner and Managing Partner (1981 - 1988; 2001 - 2008)
Qualifications

In addition to Mr. Schorr’s legal experience, he brings demonstrated leadership skills to the Board as the past Chief Executive Officer of Boltaron and now of SIMONA AMERICA GROUP, and as the former managing partner of a law firm. Mr. Schorr has over 30 years of knowledge of the Company from serving as a member of the Board during the Company’s expansion from a two-store chain to a multi-banner retailer with over 800 stores and an eCommerce business.

EDWARD W. STACK

	Former Public Company Directorships	Career Highlights
Dick's Sporting Goods, Inc. (NYSE)
	Key Corp	–Executive Chairman & Chief Merchandising Officer (2021 - present)
–Chairman and Chief Executive Officer (1984 - 2021)

Qualifications

During Mr. Stack's tenure as the Company's Chairman and Chief Executive Officer, he led the Company’s sustained growth from a two-store chain to a multi-banner chain with over 800 stores and an eCommerce business. He now serves as the Company's Executive Chairman & Chief Merchandising Officer and oversees several of the Company's strategic growth initiatives. Mr. Stack’s history with the Company, his extensive industry and retail experience and his expertise in corporate strategy, development and execution have led the Company to its current success.

Executive Chairman &
Chief Merchandising
Officer
Age: 66

Director Since: 1984
Class: C

14 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Item 1—Election of Directors (continued)

HOW ARE OUR DIRECTORS COMPENSATED?

DIRECTOR COMPENSATION TABLE—2020

Name(1) (a)	Fees Earned or Paid in Cash ($)(2) (b)	Stock Awards ($)(3) (c)	Option Awards($)(4) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)

Mark J. Barrenechea	$100,000	$159,998	—	—	—	—	$259,998
Vincent C. Byrd (5)	$97,500	$159,998	—	—	—	—	$257,498
Emanuel Chirico	$90,000	$159,998	—	—	—	—	$249,998
William J. Colombo	$92,500	$159,998	—	—	—	—	$252,498
Anne Fink	$90,000	$159,998	—	—	—	—	$249,998
Larry Fitzgerald, Jr.	$40,417	$160,003	—	—	—	—	$200,420
Jacqualyn A. Fouse	$37,500	$159,998	—	—	—	—	$197,498
Sandeep Mathrani	$27,500	$160,008	—	—	—	—	$187,508
Desiree Ralls-Morrison	$27,917	$160,008	—	—	—	—	$187,925
Lawrence J. Schorr	$135,000	$159,998	—	—	—	—	$294,998
Larry D. Stone	$117,500	$159,998	—	—	—	—	$277,498
Allen R. Weiss (5)	$69,375	$159,998	—	—	—	—	$229,373
(1)Edward W. Stack and Lauren R. Hobart are employees of the Company and as such do not receive any compensation in connection with their service on the Board. Mr. Stack’s and Ms. Hobart's 2020 compensation is reported in the "Summary Compensation Table" and the other compensation tables in this proxy statement. Ms. Fouse did not stand for re-election at the Company's 2020 Annual Meeting. Mr. Fitzgerald joined the Board in July 2020. Messrs. Byrd and Weiss resigned from the Board in September 2020. Mr. Mathrani and Ms. Ralls-Morrison joined the Board in September 2020.
(2)Amounts reflect fees relating to calendar 2020.
(3)The values set forth in this column represent the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718, Compensation — Stock Compensation (excluding the effect of forfeitures), of the restricted stock award granted to each director on March 22, 2020 other than Mr. Fitzgerald, who was granted a restricted stock award on July 15, 2020 after joining the Board, and Mr. Mathrani and Ms. Ralls-Morrison, who were each granted a restricted stock award on September 21, 2020 after joining the Board. A discussion of the relevant assumptions made in the valuation of these awards may be found in Note 12 ("Stock-Based Compensation and Employee Stock Plans") of the footnotes to the Company’s consolidated financial statements, in the Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2021 filed with the SEC on March 24, 2021. The grant date fair value of each award was computed based on the closing price of the Company’s common stock on March 22, 2020 (July 15, 2020 with respect to Mr. Fitzgerald's award and September 21, 2020 with respect to Mr. Mathrani and Ms. Ralls-Morrison's awards), which was $16.81 per share ($40.61 per share with respect to Mr. Fitzgerald's award and $57.33 with respect to Mr. Mathrani's and Ms. Ralls-Morrison's awards). The number of shares of unvested restricted stock outstanding as of January 30, 2021 was 13,884 for each director other than Ms. Fink, who had 12,169 shares of unvested restricted stock outstanding, Mr. Fitzgerald, who had 3,940 shares of unvested restricted stock outstanding, Mr. Mathrani and Ms. Ralls-Morrion, who each had 2,791 shares of unvested restricted stock outstanding, and Ms. Fouse, who had no shares of unvested restricted stock due to those shares being forfeited upon her departure from the Board.
(4)No directors currently hold outstanding stock options.
(5)The Board waived the forfeiture provisions of the unvested restricted stock held by Messrs. Byrd and Weiss upon their resignation from the Board and such awards continued vesting in accordance with their original vesting schedule.
UNDERSTANDING OUR DIRECTOR COMPENSATION TABLE
Each non-employee director receives an annual retainer of $75,000, paid quarterly on a pro-rated basis, with the Lead Director receiving an additional annual retainer of $20,000 as a result of his additional responsibilities. Non-employee members of the Audit, Compensation and Governance and Nominating Committees receive annual cash retainers of $15,000, $10,000, and $7,500, respectively. The chairpersons of the Audit, Compensation and Governance and Nominating Committees are paid additional cash retainers of $40,000, $25,000 and $22,500, respectively. In March 2020, the Company suspended payment of cash retainers to non-

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 15

Item 1—Election of Directors (continued)
employee directors to preserve cash while the Company managed its initial response to the COVID-19 pandemic. By September 2020, this suspension was lifted and previously withheld payments were reinstated.

In addition to the cash compensation described above, each non-employee director received either an annual grant or appointment grant of restricted stock with a value of approximately $160,000 that vests annually in equal amounts over a three-year period beginning on the first anniversary date of the grant. All directors are subject to stock ownership guidelines that are discussed further in our "Compensation Discussion and Analysis" beginning on page 30 of this proxy statement. Non-employee directors are also eligible to participate in the Company's employee discount program and may receive nominal holiday gifts and product samples from time to time. Members of the Board are also reimbursed for expenses incurred by them in connection with attending any meeting.

16 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Corporate Governance

HOW OFTEN DID THE BOARD MEET DURING FISCAL 2020?
During fiscal 2020, the Board met eight (8) times. Each director attended either in person or via teleconference at least 75% of the aggregate of all Board and applicable committee meetings during fiscal 2020 for the period in which they served as director.
WHAT COMMITTEES HAS THE BOARD ESTABLISHED AND HOW OFTEN DID THEY MEET DURING FISCAL 2020?
The Board has standing Audit, Compensation and Governance and Nominating Committees. Furthermore, the Board may from time to time establish additional committees for specific purposes, such as the Succession Planning Committee formed in 2016 and the ad hoc committees formed in 2020 to facilitate ongoing oversight of management's response to the COVID-19 pandemic and to determine the pricing and other terms and conditions of the transactions entered into in connection with the Company's private offering of convertible senior notes in April 2020. The members of each 2020 committee, its principal functions and the number of meetings held in fiscal 2020 are shown below.

	Audit Committee	Compensation Committee	Governance and Nominating Committee	Succession Planning Committee	Ad-Hoc COVID-19 Committee	Ad-Hoc Pricing Committee

Edward W. Stack				X		X
William J. Colombo		X	X
Mark J. Barrenechea	Chair*
Emanuel Chirico	X*
Anne Fink	X					X
Larry Fitzgerald, Jr.		X	X
Lauren R. Hobart
Sandeep Mathrani	X*
Desiree Ralls-Morrison		X	X
Lawrence J. Schorr		X	Chair	X	X	X
Larry D. Stone		Chair	X	Chair	X
Number of Meetings	9	4	4	2	5	1
X = Member
Chair = Chairperson
* = Financial Expert

The Audit Committee — Our Audit Committee was established in accordance with Section 3(a)(58)A of the Exchange Act, and our Audit Committee charter is available on the Investor Relations portion of our website (http://investors.dicks.com). Messrs. Barrenechea, Chirico, and Mathrani are all qualified as audit committee financial experts within the meaning of SEC regulations, and the Board has determined that they each have accounting and financial management expertise within the meaning of the listing standards of the NYSE. The Board has determined that all members of the Audit Committee are independent within the meaning of SEC regulations relating to audit committee independence, the listing standards of the NYSE and the Company’s Corporate Governance Guidelines. Primary committee functions include:

• Overseeing the integrity of the audit process, financial reporting and internal accounting controls of the Company
• Overseeing the work of the Company’s financial management team, the Company’s internal auditors and any registered public accounting firm employed by the Company
• Overseeing management’s development of, and adherence to, a sound system of internal accounting and financial controls
• Ensuring that internal auditors and outside auditors objectively assess the Company’s financial reporting, accounting practices and internal controls
• Ensuring that an open avenue of communication exists between the Company’s outside auditors, internal auditors and the Board
• Overseeing management’s development of, and adherence to, guidelines and procedures for risk management and compliance
For more information about the responsibilities and activities of the Audit Committee, see "Report of the Audit Committee" on page 26, "What is the Board’s Role in the Oversight of Risk Management" on page 20, and the Audit Committee’s charter.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 17

Corporate Governance (continued)
The Compensation Committee — Our Compensation Committee charter is available on the Investor Relations portion of our website (http://investors.dicks.com). We are not currently required to have an independent compensation committee as a result of our status as a "controlled company" under the NYSE’s Corporate Governance Standards; nevertheless, the Board has determined that Messrs. Colombo, Fitzgerald, Schorr, Stone and Ms. Ralls-Morrison each qualify as independent under the current standards applicable to non-controlled companies under the NYSE’s Corporate Governance Standards. Primary committee functions include:

•Recommending an overall executive compensation design for the Company
•Discharging the Board’s responsibilities relating to compensation of the officers and directors of the Company
•Monitoring and serving as administrator of our stock and incentive plans
The Compensation Committee reviews officer compensation recommendations provided by our Executive Chairman & Chief Merchandising Officer, President & Chief Executive Officer, and Chief Human Resources Officer and is responsible for reviewing and approving all components of executive compensation (as discussed in "Compensation Discussion and Analysis" commencing on page 30 of this proxy statement).
The Compensation Committee is the administrator of the Company’s stock and incentive compensation plans. The Compensation Committee generally approves all annual grants of equity and performance-based awards under the Company’s stock and incentive compensation plans; however, as permitted under its charter, the Compensation Committee has delegated authority to grant awards under the Company’s stock and incentive compensation plans to non-executive officers in certain circumstances, such as new hires and promotions, to a committee consisting of our Executive Chairman & Chief Merchandising Officer, President & Chief Executive Officer, Chief Financial Officer, and Chief People Officer, in compliance with the applicable authorizing resolutions and Delaware law.
The Compensation Committee has the discretion under its charter to retain (and terminate) any compensation consulting firm deemed by the Compensation Committee to be independent under the NYSE Corporate Governance Standards, at the Company’s expense, to assist in the evaluation of director, executive officer or Chief Executive Officer compensation, including the authority to approve fee and retention terms. The Compensation Committee also has the authority to engage independent legal, accounting or other advisors, at the Company’s expense, as it deems necessary or appropriate.
For more information on the responsibilities and activities of the Compensation Committee, including the committee’s processes for determining executive compensation, see "Compensation Committee Report" on page 28, "Compensation Decision-Making Process Is Thorough and Balances Objective Data with a Deep Understanding of Our Business" on page 41 and the Compensation Committee’s charter.
The Governance and Nominating Committee — Our Governance and Nominating Committee charter is available on the Investor Relations portion of our website (http://investors.dicks.com). On March 16, 2021, the Governance and Nominating Committee recommended to the Board of Directors that Ms. Ralls-Morrison and Messrs. Colombo, Mathrani, and Stone stand for re-election as Class A directors at the Company’s 2021 Annual Meeting of Stockholders. We are not currently required to have an independent nominating committee as a result of our status as a "controlled company" under the NYSE’s Corporate Governance Standards. Nevertheless, the Board has determined that Messrs. Schorr, Colombo, Fitzgerald, Stone and Ms. Ralls-Morrison each qualify as independent under the current standards applicable to non-controlled companies under the NYSE’s Corporate Governance Standards. Primary committee functions include:

•Providing oversight and guidance to the Board to ensure that the membership, structure, policies and processes of the Board and its committees facilitate the effective exercise of the Board’s role in our corporate governance;
•Reviewing and evaluating policies and practices with respect to the size, composition and functions of the Board;
•Evaluating the qualifications of candidates for election as directors, and recommending such candidates to the full Board
•Advising in connection with management succession planning; and
•Overseeing annual self-evaluations by the Board, its committees and each of our Executive Chairman & Chief Merchandising Officer and President & Chief Executive Officer.
For more information on the responsibilities and activities of the Governance and Nominating Committee, see "How Does The Board Select Its Nominees for Director?" on page 20 and the Governance and Nominating Committee’s charter.
The Succession Planning Committee — The Board established the Succession Planning Committee for the purpose of addressing succession planning issues and recommending to the Board matters relevant to officer succession planning. The Succession Planning

18 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Corporate Governance (continued)
Committee is authorized to take any action that the Governance and Nominating Committee is authorized to take related to succession planning. In 2021, the Governance and Nominating Committee assumed all of the responsibilities previously delegated to the Succession Planning Committee.
The Ad-Hoc COVID-19 Committee — The Board established the ad-hoc COVID-19 Committee for the purpose of facilitating ongoing oversight of management's response to the COVID-19 pandemic.
The Ad-Hoc Pricing Committee — The Board established the ad-hoc Pricing Committee for the purpose of approving the pricing and other terms and conditions of the transactions entered into in connection with the Company's private offering of convertible senior notes in April 2020.
HOW IS OUR BOARD LEADERSHIP STRUCTURED?
Our Corporate Governance Guidelines provide that the Board may elect its Chair and the Company’s Chief Executive Officer in the manner the Board considers in the best interests of the Company at any given point in time. Furthermore, these positions may be filled by one or two individuals. The Board maintains the flexibility to determine the leadership structure that serves the best interests of the Company and its stockholders and has not adopted a formal policy on separation of the Chair and Chief Executive Officer roles.

The roles of Board Chair and Chief Executive Officer of the Company have historically been held by the same person, Edward W. Stack. In connection with the Board’s succession plan for the Company’s Chief Executive Officer, the Board elected to separate the roles of Board Chair and Chief Executive Officer. Effective February 2, 2021, the Board appointed Mr. Stack to serve as the Board’s Executive Chairman & Chief Merchandising Officer and Lauren Hobart to serve as the Company’s President & Chief Executive Officer. As Executive Chairman & Chief Merchandising Officer, Mr. Stack will continue to chair the Board, act as the Company’s chief merchant, and oversee key strategic growth initiatives for the Company.

One responsibility of the Board is to take all necessary steps to ensure that an effective succession process exists to provide continuity of leadership over the long-term, both in the position of Chief Executive Officer and Chairman of the Board, as well as other critical management positions in the Company. The Board believes that Mr. Stack’s continued service as Executive Chairman & Chief Merchandising Officer is in the best interests of the Company and its stockholders to allow for a successful transition of leadership. Mr. Stack began operating the Company in 1984 and controls a majority of the voting power of our capital stock. Mr. Stack possesses detailed and in-depth knowledge of the retail business and the issues, opportunities and challenges facing the Company. Consequently, he is uniquely positioned to support the Chief Executive Officer and other senior management of the Company, while continuing to provide leadership to the Board.

Our Corporate Governance Guidelines also provide that when the Board’s Chair is not an independent director, the Board will designate a presiding non-employee director, or Lead Director, position. The Lead Director is selected for a five-year term and may not serve more than two consecutive terms as Lead Director unless the Board, in its sole discretion, waives the term limit or shortens the term. Lawrence J. Schorr has served as the Lead Director since March 2012. As the Lead Director, Mr. Schorr provides leadership and direction to the Company’s independent directors and presides over executive sessions of the Board.

In addition, Mr. Schorr also has the following responsibilities as Lead Director:

•in consultation with other independent directors, advising the Chairman as to an appropriate schedule of Board meetings, and consulting with the Chairman on agendas for such meetings;
•calling executive sessions or meetings of independent directors when necessary and appropriate;
•presiding at all meetings at which the Chairman is not present and apprising the Chairman of issues discussed at such meetings;
•approving the retention of outside advisors and consultants who report directly to the Board on critical issues, participating with the Governance and Nominating Committee in reviewing director candidates;
•recommending to the Chairman membership of Board committees and selection of chairs of such committees;
•evaluating, along with members of the full Board, the performance of the Executive Chairman & Chief Merchandising Officer, President & Chief Executive Officer, and Board;
•serving as liaison between the Chairman and the independent directors; and
•being available for consultation and direct communication with the Company’s stockholders.

Furthermore, each director, other than Mr. Stack and Ms. Hobart, is independent. The Board believes that the independent directors provide effective oversight of management. In addition to providing feedback during the course of Board meetings, the independent directors conduct regular executive sessions.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 19

Corporate Governance (continued)
WHAT IS THE BOARD’S ROLE IN THE OVERSIGHT OF RISK MANAGEMENT?
The Board as a whole has responsibility for risk management oversight, although certain categories of risk may be allocated to particular committees of the Board for review based on their respective areas of expertise, with the committee then reporting back to the full Board as needed. The primary areas for which the Board and its committees provide risk management oversight include competitive, economic, operational, financial (accounting, credit, liquidity and tax), legal, compliance, regulatory, compensation and reputational risks.

Company management is charged with adequately identifying material risks the Company faces in a timely manner; implementing strategies that are responsive to the Company’s risk profile and specific material risk exposure; evaluating risk and risk management with respect to business decision-making throughout the Company; and efficiently and promptly communicating relevant risk-related information to the Board or appropriate committee, to enable them to conduct appropriate risk management oversight. The Board reviews enterprise risk management at least once a year.

The Audit Committee is responsible for overseeing financial matters, compliance matters, information security measures, and the internal audit function.
•The Company’s compliance function reports to the General Counsel and also reports regularly to an Executive Compliance Committee comprised of senior management of various Company business functions. The Audit Committee receives regular reports regarding compliance matters (four times in fiscal 2020).
•The Audit Committee receives regular reports on the Company’s information and cyber security measures from the Information Security Department (four times in fiscal 2020).
•The Internal Audit Department assesses controls and procedures and partners with the Compliance function to assess the implementation of compliance policies. Internal Audit reports regularly to the Audit Committee (four times in fiscal 2020).

The Compensation Committee evaluates risk as it relates to the structure of the Company’s compensation practices and philosophy, as discussed further beginning on page 41, and the Governance and Nominating Committee assists the Board in its oversight of the Company's governance structure, including succession planning.
WHAT IS THE COMPANY'S APPROACH TO ENVIRONMENTAL, SOCIAL, AND GOVERNANCE INITIATIVES?
Certain of the Company’s strategies and goals related to ESG initiatives are addressed in our “Purpose Playbook,” the Company’s Corporate Social Responsibility ("CSR") Report (covering fiscal 2019) which is available in the Investor Relations section of our website at http://investors.dicks.com. The CSR Report is not being incorporated by reference into this proxy statement.

Many of our ESG efforts are managed by a cross functional team that shapes and drives ESG strategy, tracks key performance indicators, addresses challenges and manages progress toward the Company’s stated goals. Management presents ESG topics to our Board and its committees during the course of the year.
HOW IS BOARD AND DIRECTOR PERFORMANCE EVALUATED?
To appropriately evaluate and continue to improve the effectiveness of the Board, our directors annually undertake an evaluation of the Board’s performance and the performance of its standing committees. This evaluation, which takes the form of an anonymous questionnaire, is designed to elicit information to be used to improve Board and committee effectiveness. The evaluation process is overseen by the Governance & Nominating Committee, and the feedback received from the evaluations is discussed during Board and committee meetings.

Furthermore, non-employee directors being considered for re-nomination at the upcoming Annual Meeting who have served at least a year on the Board complete an additional individual self-evaluation of their performance and contributions to the Board and the committees on which they serve. The self-evaluation is followed by one-on-one interviews conducted by the chair of the Corporate Governance and Nominating Committee. The self-evaluations and interviews are discussed with the Chairman of the Board and the results of the process are included amongst the considerations of the director re-nomination process.
HOW DOES THE BOARD SELECT ITS NOMINEES FOR DIRECTOR?
The Governance and Nominating Committee is responsible for recommending candidates to the Board for Board membership. In addition, the Governance and Nominating Committee will consider director candidates referred by our stockholders, including for election at the 2022 Annual Meeting, if such nominees are submitted in accordance with the procedures set forth in "Additional Information — Advance Notice Procedures" on page 62 of this proxy statement.

20 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Corporate Governance (continued)
The Governance and Nominating Committee annually evaluates the composition of the Board in accordance with the Company’s Corporate Governance Guidelines in the context of the perceived needs of the Board at that point in time. They review factors such as director independence, Board size, needs of the Board, including desired expertise in areas relevant to the Company’s business, the results of the Board and individual director self-evaluations, and the qualifications for membership articulated in the Corporate Governance Guidelines, including accountability, integrity, relevant areas of experience, sound judgment in areas relevant to the Company's businesses, diversity of background (including, but not limited to, race, origin, age and gender) and a willingness and ability to commit sufficient time to the Board.
If a stockholder submits a nominee for election, the Governance and Nominating Committee, at the direction of the Committee Chair, makes an initial determination as to whether to conduct a full evaluation of a prospective candidate. This initial determination is based on whatever information is provided to the Governance and Nominating Committee with the prospective candidate’s recommendation, as well as the Governance and Nominating Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or to expand the size of the Board, and the likelihood that the prospective nominee will satisfy the evaluation factors described above. If the Governance and Nominating Committee determines, in consultation with the Lead Director and other Board members as appropriate, that additional consideration is warranted, it may request that additional information be gathered about the prospective nominee’s background and experience and that a report be prepared, and may utilize a third-party search firm to assist in such a process. The Governance and Nominating Committee then would evaluate the prospective nominee against the standards and qualifications set out in the Company’s Corporate Governance Guidelines, as outlined above, all in the context of an assessment of the perceived needs of the Board at that point in time.
The Governance and Nominating Committee will take other steps as necessary to evaluate a prospective nominee, including, if warranted, interviews of the prospective nominee by one or more Governance and Nominating Committee or Board members. After completing this evaluation and other steps of the process, the Governance and Nominating Committee will make a recommendation to the full Board as to the persons who should be nominated by the Board. The Board then determines the nominees after considering the recommendations and report of the Governance and Nominating Committee.
DOES THE BOARD HAVE A RETIREMENT POLICY?
Our Corporate Governance Guidelines provide that non-management directors must submit their resignation to the Governance and Nominating Committee upon reaching the age of 72. The effectiveness of the resignation, which will be determined by the Board upon recommendation by the Governance and Nominating Committee, will take place on or before the expiration of the director's current term. The Board, upon recommendation by the Governance and Nominating Committee, may also choose to reject a director's resignation.

DOES THE COMPANY HAVE A CODE OF ETHICS?
Our Board of Directors has adopted a Code of Ethics and Business Conduct that applies to all of our officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, and a separate Code of Ethics and Business Conduct for our directors. Both Codes of Ethics and Business Conduct are available on the Investor Relations portion of our website (http://investors.dicks.com) and are available in print to any Company stockholder upon request. We intend to post on our website substantive amendments to or waivers from our Codes of Ethics and Business Conduct to the extent applicable to our principal executive officer, principal financial officer, principal accounting officer or directors.

WHAT IS THE COMPANY'S POSITION ON THE HEDGING OF COMPANY SECURITIES?
Our insider trading policy guidelines acknowledge that hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, and may permit a holder to continue to own our common stock obtained through benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, our directors, employees, contractors and consultants (collectively, our teammates) to whom our policy applies, may no longer have the same objectives as our other stockholders. As such, the Company's named executive officers and directors are strictly prohibited from engaging in such transactions, and the remaining teammates subject to the policy are strongly discouraged from engaging in such transactions. Transactions involving a broad-based index or a broad-based fund that include Company securities in addition to securities of other companies, including, for example, transactions involving exchange funds pursuant to which an insider divests Company securities, are not considered hedging transactions under our policy. Any teammate not prohibited from entering into such an arrangement must first submit the proposed transaction for approval by our General Counsel at least two weeks prior to the proposed transaction.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 21

Corporate Governance (continued)
HOW MAY STOCKHOLDERS COMMUNICATE WITH THE BOARD?
Stockholders and other parties interested in communicating directly with the Board, the presiding Lead Director or the non-management directors as a group may do so by writing to the Board of Directors or presiding Lead Director (as the case may be), c/o General Counsel, Dick’s Sporting Goods, Inc., 345 Court Street, Coraopolis, PA 15108 or sending an e-mail to the Legal Department’s attention at investors@dcsg.com. Upon receipt of letters addressed to the Board or non-management members of the Board, the Governance and Nominating Committee has instructed the General Counsel to (i) review the correspondence, (ii) regularly forward to the Board a summary of all such correspondence addressed to the Board and (iii) regularly forward to the presiding Lead Director copies of all such correspondence that is addressed to or (determined to be) intended for the presiding Lead Director or the non-management directors as a group or that otherwise requires their attention. Directors may at any time review correspondence that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are promptly brought to the attention of the Company’s internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters.

HOW DOES THE BOARD DETERMINE WHICH DIRECTORS ARE CONSIDERED INDEPENDENT?
Pursuant to our Corporate Governance Guidelines, which meet the listing standards adopted by the NYSE for "controlled companies," and are available on the Investor Relations portion of our website (http://investors.dicks.com), the Board undertook its annual review of existing director and director nominee independence on March 17, 2021. During this review, the Board considered transactions and relationships between each current director or nominee for director and the Company (either directly or as a partner, stockholder or officer of any organization that has a relationship with the Company), including (i) the relationship between the Company and PVH Corp., one of our vendors, for which Mr. Chirico serves as Chairman of the Board; (ii) the relationship between the Company and OpenText Corporation, one of our technology service providers, for which Mr. Barrenechea serves as Chief Executive Officer and Chief Technology Officer; (iii) the relationship between the Company and Avery Dennison Corporation, one of our suppliers of office supplies, for which Mr. Barrenechea serves as a member of the board of directors; (iv) the relationship between the Company and PepsiCo, Inc., a global foodservice provider and one of our vendors, for which Ms. Fink serves as President, Global Foodservice; and (v) Mr. Colombo's role as trustee of trusts that hold Class B common shares for the benefit of Mr. Stack's children and his non-leadership position in one of Mr. Stack's charitable projects. As provided in the Corporate Governance Guidelines, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director or nominee for director is independent in accordance with independence requirements under our Corporate Governance Guidelines and as implemented by the NYSE.
As a result of the review, the Board affirmatively determined that all non-employee directors presently serving, including those nominated for re-election, are independent in accordance with the standards set forth in our Corporate Governance Guidelines and independence requirements implemented by the NYSE.

WHAT IS OUR POLICY ON ANNUAL MEETING ATTENDANCE?
The Board strongly encourages its continuing members to attend the Annual Meeting of Stockholders. The Company currently expects that all of its directors will be present during the online 2021 Annual Meeting. All of the then-current members of the Board were in attendance at the 2020 Annual Meeting of Stockholders, which was held virtually.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Compensation Committee currently consists of Messrs. Colombo, Fitzgerald, Schorr, Stone and Ms. Ralls-Morrison. None of Messrs. Fitzgerald, Schorr, Stone or Ms. Ralls-Morrison has ever been an officer or employee of ours or any of our subsidiaries. Mr. Colombo served as an officer and employee of the Company in various roles from 1988 until 2011, including serving as Chief Operating Officer and Executive Vice President from 1995 to 1998, President of dsports.com LLC, our then eCommerce subsidiary from 1998 to 2000, President and Chief Operating Officer from 2002 until 2008, and interim Chief Marketing Officer from September 2010 until February 2011.
None of our executive officers serves or has served as a member of the Board of Directors, compensation committee or other Board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

22 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Corporate Governance (continued)
CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS
In 2020 the Company paid $349,210 to South Hills Landscaping & Excavating, Inc. ("South Hills") for all-seasons landscaping services at the Company’s Customer Support Center and surrounding areas, pursuant to a three-year agreement entered into in 2017, which was subsequently renewed in January 2020 for an additional three years upon similar terms. South Hills is owned by Darren Davis, the brother-in-law of Edward W. Stack. We engaged South Hills in the ordinary course of business and on terms comparable to those offered by non-related third-parties. The existing agreement may be terminated by the Company at any time without penalty upon thirty days' written notice to South Hills or under the other conditions for termination set forth therein.
During 2020, we leased two locations from Stack Associates, LLC, a New York limited liability company established by the estate of Richard "Dick" Stack, our founder and father of Edward W. Stack. Our monthly lease payment for the two locations is $20,000, and we paid $240,000 under the lease in fiscal 2020. The term of the lease was scheduled to end in April 2021. In March 2021, the lease was renewed for an additional five-year period under the same financial terms.

On August 1, 2019, we entered into an Aircraft Charter Agreement (the "Charter Agreement") with Corporate Air, LLC pursuant to which we have the ability to charter for business use an aircraft owned by EWS III, LLC ("EWS"), an entity owned by Edward W. Stack. Corporate Air has a lease agreement with EWS under which Corporate Air operates and maintains this aircraft, hires pilots and other staff for flight operations and also may act to charter this aircraft for use by third-parties. During the term of the Charter Agreement, we have the right to use the aircraft on a flight available basis for 225 hours per year. Under the Charter Agreement, we pay Corporate Air a rental fee per month that is increased annually between 3% and 5%, based on the consumer price index (the monthly fee was set at $322,500 from August 2019 through July 2020, and $332,175 from August 2020 through July 2021), and an hourly charter rate equal to the actual incurred operating expenses. During fiscal 2020, we paid Corporate Air $3,910,717 under the Charter Agreement. The Charter Agreement may be terminated under certain conditions as set forth in the Charter Agreement and terminates automatically if Corporate Air no longer has the right to operate the aircraft under its lease with EWS.
Kim Myers, the sister of our Executive Chairman & Chief Merchandising Officer and a holder of our Class B common stock, is married to Tim Myers, who is employed by the Company. Mr. Myers received compensation totaling $133,539 in 2020 consisting of salary, bonus, and an equity award. Mr. Myers receives salary, bonus, equity-based compensation, and health and welfare benefits on the same basis as other eligible teammates at similar positions.
The Audit Committee’s review and ratification, approval or disapproval of transactions required to be reported under Item 404 of the SEC’s Regulation S-K have been conducted in accordance with the terms of the Company’s Related Person Policy & Procedures, which covers our directors, director nominees, executive officers, significant stockholders, and their respective immediate family members, and also may apply to outside third-parties in which any of these persons owns more than 10% of the equity, serves as an officer or equivalent or, in the case of directors, director nominees or immediate family members, is employed. Transactions with such persons are initially reviewed by our Legal Department to determine if they fall within the scope of our Related Person Policy & Procedures. The Audit Committee reviewed and approved or ratified the transactions set forth above in accordance with the terms of our Related Person Policy & Procedures.
Transactions (or series of related transactions) that would generally fall within the scope of our Related Person Policy & Procedures include those in which the amount exceeds $120,000 per year, other than compensation between a person covered by the policy and the Company (and its subsidiaries). Any new transaction and any amendment to a transaction that falls within the scope of the policy is required to be reviewed and approved or ratified by the Audit Committee. Information regarding potential related party transactions is obtained through self-reporting, including through submission of annual director and executive officer questionnaires, and through review of Company records.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 23

Item 2—Approval of Amendment to Amended and Restated Certificate of Incorporation, as Amended, to Provide for the Annual Election of Directors and Eliminate the Classified Board Structure

We are asking stockholders to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the "Charter"), to provide for the annual election of the entire Board of Directors for one (1) year terms, in lieu of the Company’s current classified board structure, such that the Board will be declassified by the 2023 Annual Meeting of Stockholders. This proposal is a result of the Board’s ongoing periodic review and consideration of the Company’s corporate governance policies, structures and functioning taking into account ongoing corporate governance trends, peer practices, and views and perspectives of our stakeholders. The Board has determined that it is in the best interests of the Company and its stockholders to amend the Company’s Charter to eliminate its classified board structure and provide for the annual election of each member of the Company’s Board. Accordingly, our Board has recommended and is seeking stockholder approval as required under Delaware law, to amend our Charter as provided below.
Proposed Amendment
If approved, the proposal would amend the Charter to provide for the annual election of directors to one (1) year terms, beginning with this year’s Annual Meeting (the "Declassification Charter Amendment"). The Company’s current Charter divides the Board into three (3) classes that are elected for staggered, three (3) year terms. If the proposed Declassification Charter Amendment is adopted, directors will begin to be elected on an annual basis as follows, such that each member of the Board (or their successors) will stand for re-election to a one (1) year term by the 2023 Annual Meeting:
(i)directors who are elected at this Annual Meeting will serve a one-year term and they, or their successors, will stand for election to a one-year term at the 2022 Annual Meeting;
(ii)directors whose terms expire at the 2022 Annual Meeting (including those directors who are elected at this Annual Meeting), or their successors, will stand for election to a one-year term at the 2022 Annual Meeting; and
(iii)directors whose current terms expire at the 2023 Annual Meeting (including those directors who are elected at this Annual Meeting and the 2022 Annual Meeting), or their successors, will stand for election to a one-year term at the 2023 Annual Meeting.
Our Charter also provides that our directors may be removed with or without cause so long as any shares of Class B Common Stock are outstanding. If there are no shares of Class B Common Stock outstanding, the Charter provides that our directors may only be removed for cause. Delaware law, however, does not permit directors of a corporation with an unclassified board to be removed only for cause. Therefore, the proposed Declassification Charter Amendment also removes the provision from our Charter that our directors may only be removed for cause if there are no shares of Class B Common Stock outstanding to align with Delaware law governing companies with unclassified boards.
The text of the proposed Declassification Charter Amendment, which would modify Section 5.2 of Article THIRD of the Charter, is attached as Appendix A to this proxy statement. If approved by our stockholders, the Declassification Charter Amendment would become effective upon its filing with the Secretary of State of the State of Delaware, which the Company would file promptly following the Annual Meeting.
Required Vote
For the Declassification Charter Amendment to become effective, this proposal must receive the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting. If the Declassification Charter Amendment does not receive this level of stockholder approval, the Declassification Charter Amendment will not be implemented, the Company’s current classified board structure will remain in place, and the nominees to be elected as Class A Directors pursuant to Item 1, if so elected, will each serve for a three (3) year term that expires at the 2024 Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED DECLASSIFICATION CHARTER AMENDMENT TO PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS AND ELIMINATE THE COMPANY’S CLASSIFIED BOARD STRUCTURE.

24 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Item 3—Approval of Amendment to Amended and Restated Certificate of Incorporation, as Amended, to Increase the Maximum Number of Directors to 13

We are asking stockholders to approve a second amendment to the Company’s Charter to increase the maximum number of members that may serve on the Company’s Board of Directors to 13, from the current maximum of 11. As with Item 2, this proposal is a result of the Board’s ongoing periodic review and consideration of the Company’s corporate governance policies, structures and functioning, taking into account ongoing corporate governance trends, peer practices, and views and perspectives of our stakeholders. The Board has determined that it is in the best interests of the Company and its stockholders to amend the Company’s Charter to increase the maximum number of members that may serve on the Company’s Board of directors to 13. Accordingly, our Board has recommended and is seeking stockholder approval as required under Delaware law, to amend our Charter as provided below.
Proposed Amendment
Section 5.1 of Article THIRD of the Charter currently provides that the number of directors shall be as set forth or determined in the Company’s Amended and Restated By-laws, provided that the number of directors shall be not less than three nor more than 11. At present, in accordance with the Amended and Restated By-laws, the Board has set the number of directors at 11. In order to provide for the ability to increase the diversity of skills and viewpoints on the Board through the addition of new directors, while retaining the skills, expertise and institutional knowledge of the Company possessed by the directors currently in office, the Board believes that it would be in the best interests of the stockholders to amend the Charter to increase the maximum size of the Board under the Charter to 13 directors (the “Board Size Charter Amendment”).

The text of the proposed Board Size Charter Amendment, which would modify Section 5.1 of Article THIRD of the Charter, is attached as Appendix B to this proxy statement. If approved by our stockholders, the Board Size Charter Amendment would become effective upon its filing with the Secretary of State of the State of Delaware, which the Company would file promptly following the Annual Meeting.
There are not currently nominees to serve as additional directors on the Board. However, if the Board Size Charter Amendment is approved, the Board may consider candidates and commensurately place new directors onto the Board during the year, in which event such individual(s) will stand for election at the next annual meeting at which the other members of such new director’s class stand for re-election.
Required Vote
For the Board Size Charter Amendment to become effective, this proposal must receive the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting. If the Board Size Charter Amendment does not receive this level of stockholder approval, the Board Size Charter Amendment will not be implemented, and the maximum number of directors that may serve on the Board will remain at 11.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED BOARD SIZE CHARTER AMENDMENT TO INCREASE THE MAXIMUM NUMBER OF DIRECTORS TO 13.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 25

Item 4—Ratification of Independent Registered Public Accounting Firm

REPORT OF THE AUDIT COMMITTEE
The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.
The primary purpose of the Audit Committee is to act on behalf of the Board of Directors in its oversight of all material aspects of the accounting and financial reporting processes, internal controls and audit functions of the Company, including its compliance with Section 404 of the Sarbanes-Oxley Act of 2002.
Management has primary responsibility for the Company’s financial statements and reporting processes, including its internal controls and disclosure controls and procedures. The Company’s independent registered public accounting firm, Deloitte & Touche LLP (sometimes referred to as D&T), is responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.
In fulfilling its oversight responsibilities for fiscal year 2020, the Audit Committee reviewed and discussed with both Company management and the Company’s independent auditors all annual financial statements and quarterly operating results released in fiscal year 2020 prior to their issuance. During fiscal 2020, management reviewed significant accounting and disclosure issues with the Audit Committee and advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles. These reviews also included discussions with the outside auditors of matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee also received the written disclosures and letter from D&T required by applicable requirements of the Public Company Accounting Oversight Board regarding D&T’s communications with the Audit Committee concerning independence, and had discussions with D&T regarding its independence. The Audit Committee also received, reviewed and discussed with D&T the report required by Section 10A(k) of the Exchange Act.
Based on the reviews, discussions and disclosures referred to above, the undersigned Audit Committee members recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements for the fiscal year ended January 30, 2021 in the Company’s Annual Report on Form 10-K for such fiscal year.
Members of the Audit Committee
Mark J. Barrenechea (Chairperson)
Emanuel Chirico
Anne Fink
Sandeep Mathrani

26 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Item 4—Ratification of Independent Registered Public Accounting Firm (continued)

Deloitte & Touche LLP has served as our independent registered public accounting firm since 1998. For fiscal 2020, D&T rendered professional services in connection with the audit of our financial statements, including review of quarterly reports and other filings with the SEC, and also provided tax and other services. D&T is knowledgeable about our operations and accounting practices and well qualified to act as our independent registered public accounting firm, and the Audit Committee has appointed D&T as such for fiscal 2021.
AUDIT AND NON-AUDIT FEES AND INDEPENDENT PUBLIC ACCOUNTANTS
The following table presents fees for professional audit services rendered by D&T for the audit of the Company’s annual consolidated financial statements for fiscal years 2019 and 2020 and fees billed for other services rendered by D&T for fiscal years 2019 and 2020.

	Fiscal 2019	Fiscal 2020
Audit Fees	$1,460,280	$1,452,143
Audit-Related Fees	29,151	43,838
Tax Fees	113,059	129,580
All Other Fees	4,055	3,790
Total All Fees	$1,606,545	$1,629,351
Audit Fees — Audit fees include fees associated with the audit of our annual financial statements, the audit of our internal control over financial reporting, the review of our quarterly financial information, and services that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, consents, assistance with the review of registration statements filed with the SEC and consultation regarding financial accounting and/or reporting standards.
Audit-Related Fees — Audit-related fees principally included fees relating to an employee benefit plan audit.
Tax Fees — Tax fees were for tax-related services related primarily to tax consulting and tax planning.
All Other Fees — All other fees were for accounting research subscriptions.
The Audit Committee pre-approves all auditing services and any non-audit services that the independent registered public accounting firm is permitted to render under Section 10A(h) of the Exchange Act. The Audit Committee may delegate the pre-approval to one of its members, provided that if such delegation is made, the full Audit Committee must be presented at its next regularly scheduled meeting with any pre-approval decision made by that member. The Audit Committee has pre-approved certain non-audit services for fiscal 2021 up to $35,000 per occurrence.
Representatives of D&T will be present during the online 2021 Annual Meeting of Stockholders to respond to questions and make statements as they desire.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2021.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 27

Executive Compensation

COMPENSATION COMMITTEE REPORT

The following Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth below with the Company’s management and, based upon such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
The full text of the Compensation Committee’s charter is available on the Investor Relations portion of the Company’s website
(http://investors.dicks.com).
Respectfully submitted,
Members of the Compensation Committee
Larry D. Stone (Chairperson)
William J. Colombo
Larry Fitzgerald, Jr.
Desiree Ralls-Morrison
Lawrence J. Schorr

28 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Executive Compensation (continued)

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 29

Executive Compensation (continued)
COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

2020 was a year like no other. The COVID-19 pandemic and the resulting economic turmoil dramatically affected our teammates and athletes, and it impacted our business in unprecedented and unexpected ways.

Although we ultimately achieved significant growth in sales and earnings over the full year, there were months of uncertainty that prompted us to take decisive action across all areas of our Company. In a matter of weeks, we devised and implemented strategies to address the health and safety concerns created by the COVID-19 pandemic, mitigate the immediate financial impact of the COVID-19 pandemic, and bolster our liquidity. The Company’s strong full-year financial results are the result of the decisions and actions taken by our executives and teammates at all levels.

This Compensation Discussion and Analysis describes the unpredictable year that we had, the efforts of our management team in response, and the resulting compensation decisions taken by the Compensation Committee.
Business Highlights

The strength of our diverse category portfolio and advanced omni-channel capabilities helped us capitalize on the favorable shifts in consumer demand during 2020 due to the renewed interest and perceived importance of health and fitness, participation in socially-distant and outdoor activities, and a shift toward athletic apparel and active lifestyle products.

Our full year 2020 consolidated sales increased 9.5% to $9.58 billion and consolidated same store sales increased 9.9%, despite temporary store closures due to COVID-19 restrictions which represented 16% of our store days closed to the public on average for the year. Our eCommerce sales increased 100%, partially driven by our curbside service that we launched in March and continuously improved throughout the year. We also delivered full year 2020 earnings per diluted share of $5.72 and non-GAAP earnings per diluted share of $6.12, up 71% and 66%, respectively, versus the prior year.

Our five-year top line and bottom line performance is detailed below.

 *See Appendix C for the GAAP to non-GAAP reconciliations for each year shown and the rationale for the use of such metric. The Company did not report EPS on a Non-GAAP basis for fiscal 2018.
**FY17 comprises 53 weeks

Other Company Highlights

In November 2020, we announced that Edward W. Stack, Chairman and Chief Executive Officer, would transition to the new role of Executive Chairman & Chief Merchandising Officer at the start of fiscal 2021 while retaining his responsibilities as our Chief Merchant and overseeing key strategic growth initiatives. We also announced that Lauren R. Hobart, the President of DICK’S Sporting Goods, was appointed to the role of our President & Chief Executive Officer, effective at the start of 2021. Ms. Hobart’s appointment is an important step in the long-term succession plan undertaken by the Board.

30 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Executive Compensation (continued)
Resulting Compensation Actions

Due to the unique challenges of 2020, the Compensation Committee remained flexible and adaptive in its approach and decision-making in the executive compensation program. These actions, highlighted below and further explained in this CD&A, were all consistent with our executive compensation philosophy and made after deliberate and thoughtful consideration.

•Soon after we closed our stores in March, we reduced base salaries for most teammates and suspended payment of our board members in order to preserve cash. By August 2020, in recognition of the recovery of our business and our strong cash position, we restored full salaries to teammates and board members, which included teammates' standard annual salary adjustments made retroactively effective as of April 2020, and paid a one-time lump sum to teammates and board members to recoup foregone compensation.

•We issued annual equity grants to executives and other eligible teammates in March 2020 consistent with our philosophy on long-term incentive awards described later in this CD&A.

•The Committee reviewed proposed threshold, target, and maximum goals relating to earnings before taxes ("EBT") during its January 2020 and March 2020 meetings as part of our annual short-term performance-based incentive program ("STIP"), but the Committee ultimately refrained from formally approving any performance goals for a 2020 STIP in order to maintain flexibility during the year due to the uncertainty and unpredictability caused by the COVID-19 pandemic.

•At its March 2021 meeting, the Compensation Committee approved a cash bonus award to our named executive officers, as well as all other incentive eligible teammates, in amounts equal to their historical maximum payouts opportunities under the STIP.

◦With respect to the cash bonus award, the Committee considered the Company's 2020 Non-GAAP EBT results and management's outstanding response to the unique challenges we faced during 2020.

◦For 2020, the Company reported EBT of $711.7 million and Non-GAAP EBT of $733.3 million (See Appendix C for the GAAP to non-GAAP reconciliation for 2020 and the rationale for the use of such metric). The Company's Non-GAAP EBT exceeded the STIP maximum performance goal of $506 million that the Committee contemplated at the beginning of 2020 by nearly 45%.
Conclusion:

As a result of the impacts of this atypical year and the Committee’s actions taken to preserve stockholder value within the context of our pay-for-performance philosophy, the Board recommends a vote FOR Item 5 (Say-on-Pay).

Say-On-Pay Vote Results in 2020

We held an advisory vote at the 2020 Annual Meeting of Stockholders where we asked our stockholders to approve, on a non-binding advisory basis, the compensation paid to our named executive officers in 2019. The Company received more than 94% approval of the votes cast with respect to the 2019 compensation paid to our named executive officers.

Because the Company is a "controlled company," the Compensation Committee also considered the voting results from the Company’s unaffiliated holders of common stock. The Committee took into account the level of stockholder support received, among other factors, in establishing the Company's 2020 compensation policies and programs.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 31

Executive Compensation (continued)
NAMED EXECUTIVE OFFICERS

This Compensation Discussion and Analysis describes our executive compensation program, including a discussion of the philosophy and intent of the material elements of the program. The discussion is focused on our named executive officers for fiscal 2020, who were:

Edward W. Stack*
Executive Chairman & Chief Merchandising Officer (Served as Chairman and Chief Executive Officer during fiscal 2020)
Lauren R. Hobart*
President & Chief Executive Officer (Served as President during fiscal 2020)
Lee J. Belitsky
Executive Vice President — Chief Financial Officer
Vlad Rak
Executive Vice President — Chief Technology Officer
Donald J. Germano
Executive Vice President — Stores

*Effective February 1, 2021, Mr. Stack was appointed as the Company’s Executive Chairman & Chief Merchandising Officer and Ms. Hobart as the Company’s President & Chief Executive Officer.

EXECUTIVE COMPENSATION PHILOSOPHY AND COMPONENTS

To fulfill the mission and purpose of DICK’S Sporting Goods, we must have an executive management team focused on helping us continue as a leading omni-channel sporting goods retailer in a highly competitive, consumer-driven marketplace. Our executive compensation philosophy and our pay-for-performance principles are designed to attract, motivate, reward and retain executives through a combination of fixed and variable compensation elements. In general, we set all elements of compensation within a range based on the market median, but we are willing to pay more for leaders who have critical skills in key operational areas, demonstrate the agility to lead a variety of different areas of the Company, and/or achieve outstanding performance against key financial metrics.

The combination of our fixed and variable compensation elements, including performance-based elements and time-vested equity awards, create an aggregate compensation program that rewards the achievement of financial, operational and strategic goals over measurement periods of varying lengths. The Compensation Committee believes that this compensation program creates balanced incentives for our named executive officers that encourage them to grow the Company in a disciplined, focused manner with a view toward long-term success and that align the interest of executives with those of stockholders.

32 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Executive Compensation (continued)

Fixed Compensation Driven by Market Competitiveness	Variable Compensation Driven by Company Performance
Base salary provides reasonable yet market-competitive fixed pay reflective of an executive’s role, responsibilities and individual performance.	Our short-term and long-term performance-based incentive programs are designed to ensure a strong connection between the Company’s performance and executive compensation.
The Compensation Committee sets base salaries for named executive officers after examining market data provided by Willis Towers Watson (our independent executive compensation advisor) and comparing against the peers from the retail industry.

Each incentive program is distinct and is typically structured to reward the achievement of specific, pre-determined financial, operational and strategic goals. Our programs are generally designed to provide payment to executives only if actual performance equals or exceeds a threshold performance goal established at the beginning of the performance period. We use, or have used, one-, three-, and five-year measurement periods, depending on the specific purpose of the program.

The Committee and management agree that the deliberate use of incentive compensation designed to drive specific strategic goals is an effective means to further the Company’s strategic plan.

The Compensation Committee annually considers salary adjustments at its regularly scheduled March meeting with those adjustments, to the extent they are made, effective in April.

The Committee reviewed proposed goals, including EBT, tied to the company’s annual operating plan during its January 2020 and March 2020 meetings, but it refrained from formally approving the performance goals under the 2020 STIP in order to maintain flexibility during the year due to the uncertainty and unpredictability caused by the COVID-19 pandemic. At each subsequent meeting during the year, the Committee assessed the Company's performance and financial projections versus the annual performance goals it considered earlier in the year.

Compensation Allocation - An Emphasis on Variable Compensation

The mix of pay elements described above is crafted to motivate our executives to drive the Company to develop and evolve by offering both short-term and long-term performance-based incentive awards, including both time- and performance-based stock, each of which aligns the interests of our executives with our stockholders and encourages focus on longer-term growth.

Overall, a considerable portion of the compensation payable to our named executive officers is "pay-at-risk." The following chart illustrates how base salary, short-term incentive awards, restricted stock and performance-based stock options were allocated for fiscal 2020. The value of equity awards granted in connection with promotions and new hires are excluded for purposes of the following illustration. Each element of our compensation program is discussed in greater detail starting on page 35 of this proxy statement.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 33

Executive Compensation (continued)

Amounts may not add due to rounding

Short-Term Performance-Based Incentive Program

Our STIP is typically based on our annual operating plan and requires that we achieve a threshold level of financial performance for any payout to occur. The Compensation Committee maintains the authority to apply its discretion in determining the actual STIP payout for each executive as well as the authority to exclude certain items in accordance with the terms of our Amended and Restated 2012 Stock and Incentive Plan (the "2012 Plan").

Each executive’s annual STIP is typically determined by applying the following formula:

Eligible Earnings	x	Target Payment (% of Eligible Earnings)	x	% Attainment	=	Actual STIP Payout

Annual STIP payments are paid for the most recently completed fiscal year (assuming performance levels have been met) as soon as administratively practical after the amounts are determined and certified by the Compensation Committee.

For 2020, the Committee reviewed proposed EBT goals at the beginning of the year but refrained from approving formal performance metrics under the STIP due to the unprecedented uncertainty and unpredictability resulting from the COVID-19 pandemic. After the completion of 2020, the Committee approved a cash bonus award based on the Company's 2020 financial performance as evidenced through its Non-GAAP EBT and management's responses to the unique challenges we faced during 2020. The Company reported EBT of $711.7 million and Non-GAAP EBT of $733.3 million (See Appendix C for the GAAP to non-GAAP reconciliation for 2020 and the rationale for the use of such metric). The Company's Non-GAAP EBT exceeded the STIP maximum performance goal of $506 million that the Committee contemplated at the beginning of 2020 by nearly 45%.

Long-Term Performance-Based Incentive Programs

Long-term equity compensation is a key element of our executive compensation program. It is used to drive behaviors that lead to long-term growth and financial success, ensure balance between short- and long-term performance, align executive and stockholder interests, maintain continuity of executive talent, and create an association between individual pay and the long-term performance of the Company. Equity compensation also builds an ownership mentality among executives.

Annual equity awards are made to our named executive officers in amounts that take into consideration Company and individual performance, an individual's ability to grow and add long-term value, share usage, stockholder dilution, and benchmarking information provided by management's compensation consultant. Historically, the Compensation Committee has utilized three forms of equity compensation:

34 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Executive Compensation (continued)
•Stock Options – which drive performance and alignment with stockholders. These awards typically vest 25% per year over four years following the grant date and have seven-year maximum terms. We believe that this ratable vesting schedule drives executive’s motivations to improve stockholder returns

•Restricted Stock – which are designed to reward executives for increases in stockholder value (through our stock price) as well as maintain the continuity of our leadership. These awards generally vest 100% on the third anniversary of the grant date, which enhances the retentive and motivational value of the awards and balances the value delivered over time.

•Performance Share Awards – which typically vest over three to five years based upon achievement of certain pre-established performance metrics. We have not typically granted long-term performance-based restricted stock awards on an annual basis. Most recently, we granted long-term performance-based restricted stock awards in July 2019, which are referred to as the "2019 LTIP".

In 2021, the Company replaced the use of stock options in its annual equity grant with performance share awards. See page 39 for a discussion of the 2021 annual equity grant.

Our equity awards are subject to forfeiture if the recipient fails to remain employed through the vesting period. Holders of unvested restricted stock are entitled to vote the underlying shares and receive dividend rights, which accrue and are delivered on the vesting date to the extent the holder remains employed by the Company (dividend rights are forfeited if the underlying shares do not vest). Special grants of equity awards may also be authorized by the Compensation Committee for, among other things, new hires and promotions, exceptional performance or retention purposes.
2020 COMPENSATION PROGRAM AND ACTIONS TAKEN

With respect to compensation earned in 2020, the Compensation Committee took actions to maintain the continuity of DICK’S management team, to motivate them to further preserve stockholder value, and to recognize the extraordinary efforts of these teammates in this unprecedented year. Although the Compensation Committee's decisions were made while the pandemic was unfolding and its economic impacts remained unclear, the Committee was guided in its decision-making by our overall compensation philosophy.
Base Salary

The Compensation Committee considers salary adjustments at its regularly scheduled March meeting with those adjustments becoming effective in April each year. The increases otherwise approved at the March meeting did not go into effect the following month as the named executive officers' salaries were ultimately reduced to preserve cash as follows:

•Reduced the base salaries of Ed Stack, Lauren R. Hobart, and Lee Belitsky to the amount only required to cover the benefits provided by the Company.

•Reduced the base salary of all other named executive officers by 50%.

In recognition of the recovery of our business and our strong cash position, those temporary salary reductions were lifted by August 2020, and the salaries of the named executive officers were adjusted as outlined below and retroactively applied to April 2020. Each named executive officer, along with all other teammates, received a one-time lump-sum payment equal to the foregone base compensation. The rate of pay for each named executive officer for 2020, as well as the percent change over 2019, is illustrated in the chart below:

Name	Position During 2020	2019 Salary	2020 Salary	% Change
Edward W. Stack	Chairman and Chief Executive Officer	$1,100,000	$1,100,000	0.0%
Lee J. Belitsky(1)	Executive Vice President — Chief Financial Officer	$686,200	$775,000	12.9%
Lauren R. Hobart	President	$775,000	$800,000	3.2%
Vlad Rak	Executive Vice President — Chief Technology Officer	N/A	$575,000	N/A
Donald J. Germano	Executive Vice President — Stores	$615,000	$630,375	2.5%
(1) Mr. Belitsky's base salary was increased to better align with comparable salaries with the Retail Peer Group (defined below).

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 35

Executive Compensation (continued)
Short-Term Performance-Based Incentive Awards

Each of our named executive officers is eligible for an annual cash incentive award through the STIP. Payout under the STIP at varying performance levels is established as a percent of each named executive officer's base salary as illustrated below:

Name	Position During 2020	Threshold	Target	Maximum
		(as a % of eligible earnings) (1)
Edward W. Stack	Chairman and Chief Executive Officer	90%	210%	400%
Lee J. Belitsky	Executive Vice President — Chief Financial Officer	60%	75%	150%
Lauren R. Hobart (2)	President	100%	125%	250%
Vlad Rak	Executive Vice President — Chief Technology Officer	60%	75%	150%
Donald J. Germano	Executive Vice President — Stores	60%	75%	150%
(1)    For 2020, an executive's eligible earnings were equal to his or her base salary as of the end of the year.
(2) For 2021, Ms. Hobart's threshold, target, and maximum payout opportunities were adjusted to 75%, 150%, and 300%, respectively, in connection with her transition to President & Chief Executive Officer.

We usually establish annual performance goals for the STIP at the beginning of each year, and have historically utilized EBT as the financial performance measure because we believe this reflects both results for our stockholders and can be influenced by our teammates.

At its January and March meetings, prior to the impacts of the COVID-19 pandemic being fully understood, the Committee reviewed the proposed EBT hurdles for each of threshold, target, and maximum STIP payout opportunities. Ultimately, as the uncertainty of the COVID-19 pandemic unfolded, the Committee decided to forgo formally establishing specific EBT performance hurdles and determined to continue monitoring the impacts of the COVID-19 pandemic on our business. During the course of 2020, the Committee continued to review the Company's performance against the EBT performance hurdles considered at the beginning of the year.

When determining whether to approve a cash bonus award for 2020, the Committee considered the Company's 2020 Non-GAAP EBT. The Company reported EBT of $711.7 million and Non-GAAP EBT of $733.3 million (See Appendix C for the GAAP to non-GAAP reconciliation for 2020 and the rationale for the use of such metric). The Company's Non-GAAP EBT exceeded the STIP maximum performance goal of $506 million that the Committee contemplated at the beginning of 2020 by nearly 45%. The Committee believes that the Company's financial performance is the result of the efforts of our teammates and their ability to meet the demands of our athletes and overcome the unique challenges of 2020. Ultimately, the Committee determined that all eligible teammates, including our named executive officers, would receive a bonus payment equal to the STIP payout at its maximum level.

The 2020 bonus payments for our named executive officers are illustrated in the table below as if maximum attainment under our typical STIP had been achieved.

Name	Eligible Earnings(1)	Target Payment (% of Eligible Earnings)	% Attainment (Maximum)	Actual Bonus Payout**
				$	% Eligible Earnings
Edward W. Stack	$1,100,000	210%	190%	$4,400,000	400%
Lee J. Belitsky	$775,000	75%	200%	$1,162,500	150%
Lauren R. Hobart	$800,000	125%	200%	$2,000,000	250%
Vlad Rak(2)	$453,365	75%	200%	$680,048	150%
Donald J. Germano	$630,375	75%	200%	$945,563	150%
(1)    For 2020, an executive's eligible earnings were equal to his or her base salary as of the end of the year.
(2) The bonus Mr. Rak received was pro-rated according to the date on which he joined the Company.
Annual Long-Term Incentive Awards

As is its normal practice, the Compensation Committee determined the annual equity grant for each of our named executive officers at its regularly scheduled March 2020 meeting. Consistent with our recent practice, the equity grant was split with approximately 70% of the total grant value consisting of restricted stock and the remaining 30% awarded in stock options.

36 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Executive Compensation (continued)
The Compensation Committee believes that a value-based approach ensures greater alignment and consistency with the external market and provides greater stability in managing equity expense. As such, the committee grants annual equity awards to each named executive officer between 0% to 300% of an officer's target value based on Company and individual performance, individual potential, data provided by Willis Towers Watson, and the practices of the Retail Peer Group.

The table below shows the target award value and the actual award value at the time of grant made to each of our named executive officers in connection with the Company's annual equity grant in 2020.

Name	Target Award Value	Actual Award Value
Edward W. Stack	$5,000,000	$10,000,000
Lee J. Belitsky	$900,000	$1,500,000
Lauren R. Hobart	$1,200,000	$1,800,000
Vlad Rak(1)	N/A	N/A
Donald J. Germano	$900,000	$900,000
(1) Mr. Rak was not eligible to receive the 2020 annual equity grant based on the date he joined the Company.
2019 LTIP Special Performance Award
Our named executive officers were granted performance-based restricted stock under the 2019 LTIP (the "2019 LTIP Awards") either on July 3, 2019 or when they joined the Company, that vest on April 3, 2022 only upon achievement of certain performance goals during the 2020 fiscal year (the "2019 LTIP Performance Period") and continued employment through the vesting date. The total number of shares earned after the end of the 2019 LTIP Performance Period was based on the attainment of performance metrics relating to sales in strategic categories, digital sales, and vertical brand sales during 2020 (collectively, the "2019 LTIP Performance Criteria"). Furthermore, no payouts under the 2019 LTIP would be earned unless a minimum level of fiscal 2020 Adjusted EBT was achieved ("2019 LTIP Adjusted EBT"). Calculation of 2019 LTIP Adjusted EBT excludes certain items pre-approved by the Compensation Committee, including asset write-downs, charges associated with store closings, and litigation or claim judgments or settlements.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 37

Executive Compensation (continued)

Description of 2019 LTIP Metrics and Payout Methodology

2019 LTIP Adjusted EBT
•The Company's income before income taxes relating to the 2019 LTIP Performance Period.
Strategic Category Sales
•Includes revenue from Golf, Footwear, Baseball, and Athletic Apparel.
Digital Sales
•The online sales during the 2019 LTIP Performance Period, including shipping revenue, non-merchandise sales, and eCommerce returns made at brick and mortar stores.
•Digital Sales do not include sales directly attributable to Team Sports Headquarters and GolfWorks.
Vertical Brand Sales
•Net sales attributable to vertical brands during the 2019 LTIP Performance Period, excluding the Field & Stream brand.

	2020 Threshold (50% Target Award)		2020 Target (100% Target Award)
2019 LTIP Adjusted EBT*	$445		$460
Performance Measure	Weight	Threshold	Target	Maximum
Strategic Category Sales*	50%	$4,714	$4,962	$5,210
Digital Sales*	25%	$1,435	$1,509	$1,585
Vertical Brand Sales*	25%	$1,064	$1,120	$1,176
*in millions

The number of shares earned under the 2019 LTIP Award is based on the attainment of the 2019 Performance Criteria. The threshold, target, and maximum levels of each of the 2019 LTIP Performance Criteria correlate with the level of payout expressed as a specified percentage of the named executive officer's target shares.

The table below illustrates the relative level of achievement of the 2019 LTIP Performance Criteria and the calculation of the 2019 LTIP payout. Since each 2019 LTIP Performance Criteria exceeded their maximum payout levels and 2019 LTIP Adjusted EBT exceeded its target, the named executive officers will receive 200% of their target shares under the 2019 LTIP, assuming continued employment as of April 2022 when the shares vest.

Performance Criteria	Weight	Actual		Payout % of Target	Actual Score
Strategic Categories*	50%	$5,237	Above Max	200%	100%
Digital Sales*	25%	$2,771	Above Max	200%	50%
Vertical Brand Sales*	25%	$1,218	Above Max	200%	50%
Payout (% of Target Shares)					200%
*in millions

The actual number of shares received under the 2019 LTIP Awards was determined by the following formula:

38 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Executive Compensation (continued)

Target # of Shares	X	Weighted Score	=	Actual # of Shares Earned under the 2019 LTIP

When applying the closing date of the Company's stock on March 16, 2021.

Name	Target Shares (#)	Grant Date Value Target	Performance Criteria Payout %	Actual Shares Earned (#)	Award Value(1)
Edward W. Stack	35,112	$1,250,000	200%	70,225	$5,377,831
Lee J. Belitsky	35,112	$1,250,000	200%	70,225	$5,377,831
Lauren R. Hobart	35,112	$1,250,000	200%	70,225	$5,377,831
Vlad Rak(2)	15,605	$424,612	200%	31,210	$2,390,062
Donald J. Germano	35,112	$1,250,000	200%	70,225	$5,377,831
(1) The award value is based on the closing stock price on the date the Compensation Committee certified the Company's performance during the 2019 LTIP Performance Period
(2) The target number of shares Mr. Rak received under the 2019 LTIP was equal to the target number of shares established for the other named executive officers in July 2019 and pro-rated according to the date on which he joined the Company.
CHANGES TO 2021 COMPENSATION

Base Salary The 2021 salary for each named executive officer, as well as the percent change over 2020, is illustrated in the chart below:

Name	Position During 2021	2020 Salary	2021 Salary	% Change
Lauren R. Hobart(1)	President & Chief Executive Officer	$800,000	$1,100,000	37.5%
Edward W. Stack(1)	Executive Chairman & Chief Merchandising Officer	$1,100,000	$1,100,000	0.0%
Lee J. Belitsky	Executive Vice President — Chief Financial Officer	$775,000	$794,000	2.5%
Vlad Rak	Executive Vice President — Chief Technology Officer	$575,000	$589,000	2.4%
Donald J. Germano	Executive Vice President — Stores	$630,375	$646,000	2.5%
(!) Effective February 1, 2021, Ms. Hobart was appointed as the Company's President & Chief Executive Officer and Mr. Stack as the Company’s Executive Chairman & Chief Merchandising Officer.
2021 STIP Design The Committee determined that payout under the 2021 STIP will be earned by the named executive officers upon the attainment of threshold, target, and max earnings before taxes goals that were established by the Committee in March 2021. The Board and its Compensation Committee will continue to monitor the impact of COVID-19 on the Company’s financial performance and may adjust the design of the Company’s STIP and other executive compensation programs, as it deems appropriate.
Annual Long-Term Incentive Award Changes The Committee determined that the annual equity grant made in 2021 to certain executives would not include stock options and would instead consist of restricted stock and performance shares. The performance shares may be earned at threshold, target, and maximum levels upon the attainment of Adjusted EBT and Total Sales goals. No performance shares will be earned unless the Company attains the minimum Adjusted EBT threshold. The restricted stock and earned performance shares will vest three years from the date of grant.
The annual equity awards for the Executive Chairman & Chief Merchandising Officer and the President & Chief Executive Officer were split such that 50% of the total grant value consists of restricted stock and 50% of the total grant value consists performance shares. The annual equity grants for the other eligible executive officers were split such that 70% of the total grant value consists of restricted stock and 30% of the total grant value consists of performance shares.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 39

Executive Compensation (continued)
The table below shows the target award value and the actual award value at the time of grant made to each of our named executive officers in connection with the Company's annual equity grant in 2021. The actual award value consists of the aggregate value of restricted stock and performance shares as described above.

Name	Target Award Value	Actual Award Value
Lauren R. Hobart	$5,000,000	$5,000,000
Edward W. Stack	$5,000,000	$5,000,000
Lee J. Belitsky	$900,000	$900,000
Vlad Rak	$900,000	$900,000
Donald J. Germano	$900,000	$900,000

GOVERNANCE PRACTICES - STRONG GOVERNANCE UNDERLIES OUR COMPENSATION PROGRAM

We strive to align our executive compensation program with the interests of the Company and our stockholders. The chart below highlights certain pay practices that we utilize and those that we avoid, so as to maintain discipline in our executive compensation program.

Pay Practices We Utilize
Link pay to performance	We link a significant portion of executive compensation to Company performance. A substantial majority of our named executive officers' fiscal 2020 compensation was variable compensation tied to our financial performance and/or our stock price.
Use of threshold gate for payouts to occur
The Company generally will not pay out short- or long-term performance-based incentive awards unless the Company achieves a threshold level of earnings before taxes even if the Company exceeds other pre-established performance goals. This ensures that an acceptable level of stockholder value is generated before any performance-based incentive compensation is paid. See pages 35 to 37 for further information.

Alignment of performance metrics with Company’s strategy
The variety of performance metrics used in our performance-based incentive programs aligns compensation with successful deployment of the Company's long-term strategy. See pages 35 to 39 for further information.

Dividends on restricted stock are subject to forfeiture
The Company currently pays quarterly dividends. However, all dividends paid on restricted stock (both time and performance based) are accrued and paid only if the underlying restricted stock ultimately vests.

Stock ownership guidelines
Our stock ownership guidelines ensure that our executive officers and directors are financially invested in the Company alongside our stockholders, as further detailed on page 43 of this proxy statement.

No short-sales or hedging and restricted pledging transactions
Our executive officers and directors are strictly prohibited from engaging in short selling, put, call, or other derivative transactions or hedging or other monetization transactions in our common stock. Executive officers and directors are strongly discouraged from pledging our common stock and require pre-approval to do so.

Limited perquisites
We provide limited perquisites. Executive officers and directors are required to reimburse the Company for personal use of the Company’s aircraft. See Perquisites and Other Personal Benefits and Personal Use of Company Aircraft on page 43 to 44 for further information.

40 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Executive Compensation (continued)

Pay Practices We Avoid
No employment agreements with our executive officers	The Company has no employment contracts with its executive officers and is obligated to pay very limited severance in connection with non-competition agreements entered into with certain employees, including our executive officers.
No change-in-control agreements	The Company does not have change-in-control agreements with any of its executive officers.
No automatic accelerated vesting of awards upon a change-in-control	Except for 2019 LTIP, our equity compensation plans do not provide for automatic acceleration of vesting of awards in the event of a change-in-control. See pages 50 to 53 for further information.
No tax gross-ups	Other than for relocation benefits, we do not provide tax gross-ups on compensation or personal benefits. See page 43 for further information.
No repricing underwater stock options	Our equity plan prohibits the repricing of stock options unless our stockholders approve such actions.
No hedging or monetization transactions	Under our Insider Trading Policy, our named executive officers are strictly prohibited from engaging in hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds.

In addition to maintaining discipline in our executive compensation program, we believe these pay practices create an overall compensation program designed to motivate and reward our teammates, including executive officers, for their performance on a short-term and long-term basis and for taking appropriate business risks. Further, these pay practices help to ensure that excessive or unnecessary risk taking is mitigated, and encourage a level of risk taking that is not reasonably likely to have a material adverse effect on the Company.
COMPENSATION DECISION-MAKING PROCESS IS THOROUGH AND BALANCES OBJECTIVE DATA WITH A DEEP UNDERSTANDING OF OUR BUSINESS

Participants in the compensation decision-making process utilize a combination of objective data along with a deep understanding of the Company's business as they consider each element of compensation. Further, participants in the decision-making process strive to ensure that programs are complementary, balance risk, and support both the short- and long-term objectives of the Company.
As of the record date, our Executive Chairman & Chief Merchandising Officer controlled approximately 55.97% of the combined voting power of our common stock and Class B common stock. He began operating the Company in 1984 and has led the Company through its growth for over 35 years. At the beginning of 2021, he transitioned from Chairman and Chief Executive Officer to Executive Chairman & Chief Merchandising Officer. He continues to have a substantial role in the development of the Company’s long-term strategy, and as a result, provides critical input in the development of executive compensation programs intended to motivate executives to achieve that strategy. However, ultimately all decisions relating to executive compensation are approved by the Compensation Committee, which is comprised entirely of "Non-Employee Directors" for purposes of Rule 16b-3 under the Exchange Act. As a controlled company, the Company is not required to have an independent Compensation Committee under the listing standards of the NYSE, but we believe that having independent voices in the executive compensation decision-making process is in the best interests of the Company’s stockholders and further ensures that we achieve alignment between pay and performance.
2020 Compensation of our Chief Executive Officer
Our Chief People Officer (or a teammate filling the responsibilities of the Chief People Officer), the Compensation Committee, and the Board participate in the compensation decision-making process for our Chief Executive Officer. Our Chief People Officer works with management’s compensation consultant to develop and review benchmarking information. Based on this benchmarking information, our Chief People Officer provides compensation recommendations for our Chief Executive Officer to the Compensation Committee. The Compensation Committee then reviews the benchmarking information, the Company’s historical performance against performance targets for incentive compensation awards, the Company’s overall financial performance and our Chief Executive Officer’s overall performance. The Compensation Committee may also discuss these matters directly with our Chief Executive Officer.
Following review, the Compensation Committee recommends compensation levels and performance targets under our STIP and any LTIP for our Chief Executive Officer, and also determines whether and to what extent pre-established performance targets have been met. All components of our Chief Executive Officer’s compensation, including base salary, STIP, long-term incentive and other equity awards are recommended by the Compensation Committee to the Board, which subsequently considers and finalizes compensation in an executive session of independent directors. Beginning in 2021, the process to determine the compensation of the Executive Chair & Chief Merchandising Officer will be handled similarly to the process to determine the compensation of the Chief Executive Officer.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 41

Executive Compensation (continued)
2020 Compensation of our other Named Executive Officers
Our Chief Executive Officer, Chief People Officer (or a teammate filling the responsibilities of the Chief People Officer) and the Compensation Committee participate in the compensation decision-making process for our other named executive officers. Our Chief People Officer works with our Chief Executive Officer to develop recommendations for all components of a named executive officer’s compensation, including recommending compensation levels and performance targets under our STIP and any LTIP. Recommendations are based on the Company’s historical performance, the Company’s financial, operational and strategic goals, benchmarking information provided by management’s compensation consultant, the Company’s talent needs and individual performance. Recommendations regarding the compensation of our Chief People Officer are made by our Chief Executive Officer.

The Chief Executive Officer and Chief People Officer review the recommendations with the Compensation Committee, which is responsible for approving all components of executive compensation as well as for approving performance targets for our STIP and any LTIP, and determining whether and to what extent any pre-established performance targets have been met. The Compensation Committee also reviews and approves all new and/or revised executive compensation programs.
MARKET DATA - PROVIDES INSIGHT INTO INDUSTRY PRACTICES

Role of Management’s Compensation Consultant

In 2020, management retained Willis Towers Watson as its compensation consultant to provide market data, benchmarking research, survey information and peer group advice relating to executive compensation. Willis Towers Watson works directly with our human resources team, including our Chief People Officer. All research for executive compensation conducted by Willis Towers Watson is provided to the Compensation Committee directly by management. The Compensation Committee may work with its own compensation consultant as it deems necessary, but generally believes that it is preferable to coordinate with management in working with a consultant to ensure seamless administration of our compensation program.

In fiscal 2020, the aggregate fees paid to Willis Towers Watson for their services in assisting with the determination and recommendation as to the form and amount of director and executive compensation were $90,066, and the aggregate fees for additional services provided to the Company by Willis Towers Watson or its subsidiaries were $193,034. The Compensation Committee evaluated the independence of Willis Towers Watson under applicable NYSE rules, including the services provided and the associated fees paid, and has concluded that Willis Towers Watson was independent and that its engagement did not present any conflicts of interest.
Benchmarking Executive Compensation
Company management engaged Willis Towers Watson to review, analyze and make recommendations with respect to our named executive officer compensation, both as to individual components as well as the comprehensive package. Each pay component utilized by the Company in 2020 was analyzed using publicly available compensation data for peer group companies and general retail compensation survey data provided by Willis Towers Watson.

Management engaged Willis Towers Watson in 2020 to conduct a review of the direct compensation components paid to our named executive officers against a specific benchmark retail group, with a focus on base pay, annual performance incentive pay and stock-based compensation. This benchmark retail group, consisting of 16 companies (referred to as the "Retail Peer Group"), was selected based on the following attributes:
•publicly-held retailers, with an emphasis on specialty retailers;
•retailers with annual revenues between one-half and two and one-half times the Company’s annual revenue, and
•retailers with which we compete for executive talent.
The Retail Peer Group is reviewed, updated, and approved annually by the Compensation Committee and may change periodically based on each component retailer’s continued satisfaction of our selected attributes, as well as the overall competitive environment for executive talent.

The Retail Peer Group for 2020 compensation recommendations was comprised of the following companies:

42 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Executive Compensation (continued)

Advance Auto Parts, Inc.	Gap, Inc.	Ross Stores, Inc.
Ascena Retail Group, Inc.*	Kohl's Corporation	Tractor Supply Company
AutoZone, Inc.	L Brands, Inc.	Ulta Beauty Inc.
Bed, Bath & Beyond, Inc.	Michaels Stores, Inc.	VF Corporation
Big Lots, Inc.	Ralph Lauren Corporation	Williams-Sonoma, Inc.
Foot Locker, Inc.
* Ascena Retail Group, Inc. was removed from the Company's 2021 Retail Peer Group because it no longer satisfied the selection criteria and was replaced by Burlington Stores, Inc.
STOCK OWNERSHIP GUIDELINES KEEP OUR EXECUTIVES INVESTED

The Compensation Committee maintains stock ownership guidelines to further align the interests of our executive officers and directors with the interests of our stockholders and to encourage long-term stock ownership. The guidelines apply for so long as the executive officer or director occupies such positions.
The stock ownership guidelines for named executive officers and directors are as follows:

Role	Value of Common Stock to be Owned
Executive Chairman and Chief Executive Officer	6 times base salary
Executive Vice Presidents	3 times base salary
Other Executive Officers	1 times base salary
Board of Directors	5 times annual retainer
All shares of common stock beneficially owned by the executive officer or director, including time-based and performance-based restricted stock and stock underlying exercisable and unexercisable stock options, as well as shares of Class B Common Stock, are counted towards the ownership requirement. Executive officers and directors have three years from the time they become subject to the guidelines to reach the ownership requirements, and compliance is reviewed every year based on the record date for the Company’s Annual Meeting of stockholders. If an executive officer or director does not meet the ownership requirement within the time prescribed, he or she will not be permitted to sell net shares obtained through stock option exercises or released in connection with the vesting of restricted stock until the ownership requirement is met. As of the record date for the 2021 Annual Meeting, all named executive officers currently employed by the Company and all directors were in compliance with the stock ownership requirements.
ADDITIONAL INFORMATION

401(k) Retirement Plan Benefits – Our Smart Savings 401(k) Plan, established pursuant to Section 401(k) of the Internal Revenue Code (the "Code"), covers all salaried (including named executive officers) and hourly employees after completing one month of service. Participants can defer up to 50% of eligible earnings to the Plan (Highly Compensated Employees, including the named executive officers are capped at a 3% deferral rate). If the participant was an active employee as of December 31 of the plan year, the plan included an annual discretionary Company match, which typically has been paid out at 50% of the first 10% of the participant’s deferral. For 2020, the discretionary matching contribution was approximately 75% of the first 10% of the participant’s deferral. Company matching contributions vest 33.3% per year of service and become fully vested when a participant attains three years of service. Thereafter, all Company contributions are fully vested.
Officers’ Supplemental Savings Plan – Our Officers’ Supplemental Savings Plan, referred to as the Officers’ Plan, is a voluntary nonqualified deferred compensation plan that became effective in April 2007. The Officers’ Plan was implemented for the purpose of attracting high quality executives by providing a more robust retirement savings opportunity and by including a match provision, which we believe promotes in our key executives an increased interest in the successful operation of the Company. The Officers’ Plan provides participants an opportunity to participate in a deferred contribution plan above the 401(k) plan, which caps the level of contributions that they can make. Certain key executives, including our named executive officers, are eligible to participate in the Officers’ Plan. For information regarding the terms of the Officers’ Plan, including matching amounts received by our named executive officers, see the "Nonqualified Deferred Compensation Table" and subsequent narrative description beginning on page 49 of this proxy statement.
Perquisites and Other Personal Benefits – Perquisites are not a material component of our executive compensation program. With the exception of limited perquisites available to our Executive Chairman & Chief Merchandising Officer, our executive officers do not receive personal benefits that are not otherwise widely available to employees, except for use of the Company aircraft, as described

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 43

Executive Compensation (continued)
below. Our Executive Chairman & Chief Merchandising Officer receives certain life insurance, country club and professional service benefits, and certain personal security services. The Company leases suites at certain sporting event venues for business purposes. Executive officers and employees may have the opportunity to use tickets at individual events if the suites are not being used for business purposes. There is no incremental cost to the Company for providing these individual tickets to employees. For a description of the perquisites and the attributed costs of these benefits, see our "Summary Compensation Table" on pages 45 - 46 of this proxy statement.
Personal Use of Company Aircraft – We permit named executive officers and directors to use the Company’s aircraft for personal use (including their guests who may fly on a space-available basis) only if our Executive Chairman & Chief Merchandising Officer approves the personal use and the named executive officer or director pays the Company the aggregate incremental cost of the flight. Our Executive Chairman & Chief Merchandising Officer also may use the Company aircraft for personal use (including his guests who may fly on a space-available basis) so long as he pays the Company the aggregate incremental cost of the flight. In limited instances where the Compensation Committee (or the Board in the case of the Executive Chairman & Chief Merchandising Officer or President & Chief Executive Officer) permits a named executive officer or director to use the Company aircraft for personal use without paying the Company the full aggregate incremental cost of the flight, any unreimbursed amounts will be considered compensation to the named executive officer or director and will be included in our "Summary Compensation Table" or "Director Compensation Table" and, if applicable, reported for income tax purposes based on Internal Revenue Service guidelines. In fiscal 2020, the Company was reimbursed for the aggregate incremental costs associated with any personal use of the Company's aircraft by the named executive officers and directors.
Written Employment Arrangements – We do not have employment agreements with our named executive officers. In some instances in connection with the negotiation of new hires, we have entered into offer letters with our executive officers, which have provided them with written assurances of certain elements of compensation for the year in which they join the Company.
Severance and Change-in-Control Agreements – We do not have severance or change-in-control agreements with our executive officers. We have a general severance policy that applies to a broad base of employees pursuant to which we pay severance equal to the greater of four (4) weeks of pay or one (1) week of pay for every year of employment with us. We have entered into Non-Competition and Confidentiality Agreements with all of our executive officers, other than our Executive Chairman & Chief Merchandising Officer, which provide for severance consistent with this broad based policy. See "Non-Competition Agreements" on page 50 for more information. We may also, in our discretion, offer other arrangements to named executive officers or teammates whose employment terminates.
Tax and Accounting Implications – Section 162(m) of the Code generally limits the corporate tax deduction for individual compensation over $1 million paid in any taxable year to each of the persons that meet the definition of a covered employee. For fiscal 2020, covered employees include anyone who was a covered employee for any taxable year beginning after December 31, 2016, anyone who held the position of Chief Executive Officer or Chief Financial Officer at any time during the fiscal year and the three most highly compensated employees who acted as executive officers (other than as CEO or CFO) at any time during the fiscal year.

The Compensation Committee will continue to take into account the tax and accounting implications (including the tax deductibility of executive compensation) when making compensation decisions, but it reserves its right to continue to make compensation decisions based on other factors it determines to be in the best interests of the Company and its stockholders.

44 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Compensation Tables

SUMMARY COMPENSATION TABLE—2020, 2019, 2018
The following table summarizes the compensation for our named executive officers for the fiscal years ended January 30, 2021 February 1, 2020 and February 2, 2019.

Year (b)	Salary ($) (c)	Bonus ($) (d)		Stock Awards ($)(1) (e)	Option Awards ($)(2) (f)	Non-Equity Incentive Plan Compensation ($)(3) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4) (h)	All Other Compensation ($) (i)		Total ($)(5) (j)

Edward W. Stack,
Chairman and Chief Executive Officer (6)
2020	$1,100,000	$4,400,000	(7)	$7,000,003	$2,999,999	—	$200,000	$73,806	(8)	$15,773,808
2019	$1,084,615	—		$6,500,019	$2,250,010	$4,973,111	$169,621	$70,786		$15,048,162
2018	$1,000,000	—		$4,364,599	$1,500,004	1,932,789	$50,000	$236,013		$9,083,405
Lee J. Belitsky,
Executive Vice President — Chief Financial Officer
2020	$757,930	$1,162,500	(7)	$1,050,003	$450,001	—	$110,058	$5,540	(9)	$3,536,032
2019	$683,663	—		$2,568,848	$270,002	$1,168,364	$37,932	$4,547		$4,733,355
2018	$666,500	—		$1,494,604	$270,004	485,944	$13,285	$4,300		$2,934,637
Lauren R. Hobart,
President (6)
2020	$795,192	$2,000,000	(7)	$1,259,994	$539,998	—	$172,236	$5,692	(9)	$4,773,112
2019	$771,154	—		$3,217,983	$540,003	$2,196,475	$40,707	$4,125		$6,770,447
2018	$734,615	—		$1,704,597	$359,999	714,143	$5,000	$45,564		$3,563,918
Vlad Rak,
Executive Vice President — Chief Technology Officer
2020	$453,365	$1,180,048	(10)	$1,124,616	$300,010	—	$0	$172,674	(11)	$3,230,713
Donald J. Germano,
Executive Vice President — Stores
2020	$627,418	$945,563	(7)	$630,005	$269,999	—	—	$87,694	(12)	$2,560,679
2019	$607,848	—		$2,254,544	$307,505	$996,863	—	$128,524		$4,295,284
(1)The values set forth in this column represent the aggregate grant date fair value of time-based vesting restricted stock and performance-based vesting restricted stock computed in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). A performance-based award was granted to Mr. Rak under our 2019 LTIP in connection with his joining the Company, the value of which in the table above is based on the probable outcome of the 2019 LTIP Performance Criteria as of the grant date, which was May 3, 2020. The value of the 2019 LTIP award granted to Mr. Rak, assuming the maximum value of the award, would have been $849,224. See "Annual Long-Term Incentive Awards" on page 36 for a discussion of the restricted stock awards granted to our named executive officers and see "2019 LTIP Special Performance Award" on page 37 for a more detailed discussion of the 2019 LTIP. A discussion of the relevant assumptions made in the valuation of the awards may be found in Note 13 ("Stock-Based Compensation") of the footnotes to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2021 filed with the SEC on March 24, 2021.
(2)The values set forth in this column represent the aggregate grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). See "Annual Long-Term Incentive Awards" on page 36 for a discussion of the stock option awards granted to our named executive officers.
(3)Includes STIP payouts for Company performance in each of fiscal 2019 and 2018. Under the Company’s 2012 Plan, the relevant performance measures for the annual performance incentive awards were satisfied and thus are reportable in each of fiscal 2019 and 2018, as applicable, even though payments, if any, were made in fiscal 2020 and 2019, respectively.
(4)Represents mandatory Company contributions to the Officers' Plan. See the "Nonqualified Deferred Compensation Table" and accompanying narrative on page 49 for more information.
(5)Totals may not sum due to rounding.
(6)Neither Mr. Stack nor Ms. Hobart receive any compensation from the Company in connection with their service as a member of the Board.
(7)The Company did not establish pre-determined performance goals under its STIP in 2020 due to the uncertainty and unpredictability caused by the COVID-19 pandemic and instead awarded a cash bonus award to all eligible teammates. See "Short-Term Performance-Based Incentive Awards" on page 36 for a more detailed discussion of the 2020 bonus payment.
(8)All Other Compensation for fiscal 2020 consisted of insurance premiums of $40,350 paid in fiscal 2020 on two life insurance policies for the benefit of Mr. Stack, the beneficiaries of which are chosen by Mr. Stack; $22,490 of country club dues; Company discounts provided to certain members of

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 45

Compensation Tables (continued)
Mr. Stack's family under the Company's employee discount program; matching contributions to the Company’s 401(k) plan; and personal security services provided to Mr. Stack.
(9)All Other Compensation for fiscal 2020 consisted of matching contributions to the Company's 401(k) plan and a holiday gift.
(10)Bonus includes a bonus of $500,000 in connection with his joining the Company and the cash bonus award of $680,048 described in footnote 7 above.
(11)All Other Compensation for fiscal 2020 consisted of relocation benefits of $113,601 and a tax gross-up payment of $58,446 relating to the relocation benefits, and a holiday gift.
(12)All Other Compensation for fiscal 2020 consisted of matching contributions to the Company's 401(k) plan, relocation benefits of $47,077 and a tax gross-up payment of $35,080 relating to the relocation benefits, and a holiday gift.
GRANTS OF PLAN-BASED AWARDS TABLE—2020
The following table sets forth each award granted to a named executive officer in fiscal 2020 under plans established by the Company.

Grant Date (b)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh)(3) (k)	Grant Date Fair Value of Stock and Option Awards(4) ($) (l)
	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Edward W. Stack
3/22/2020							416,419			$7,000,003
3/22/2020								958,466	$16.81	$2,999,999
Lee J. Belitsky
3/22/2020							62,463			$1,050,003
3/22/2020								133,889	$16.81	$450,001
Lauren R. Hobart
3/22/2020							74,955			$1,259,994
3/22/2020								160,666	$16.81	$539,998
Vlad Rak
5/3/2020				7,803	15,605	31,210				$424,612
5/3/2020							25,726			$700,004
5/3/2020								40,044	$27.21	$300,010
Donald J. Germano
3/22/2020							37,478			$630,005
3/22/2020								80,333	$16.81	$269,999
(1)The Company did not establish pre-determined performance goals under its STIP in 2020 due to the uncertainty and unpredictability caused by the COVID-19 pandemic and instead approved a cash bonus award to all eligible teammates. See "Short-Term Performance-Based Incentive Awards" on page 36 for a more detailed discussion of the 2020 cash bonus award. The actual cash bonus award paid to the named executive officers are included in column (d) of our "Summary Compensation Table."
(2)Mr. Rak’s 2019 LTIP award was granted on May 3, 2020 in connection with his joining the Company and is equal to the target number of shares established for Messrs. Stack, Belitsky and Germano and Ms. Hobart in July 2019, pro-rated based on the date on which he joined the Company. The performance-based restricted stock issued pursuant to the 2019 LTIP has the potential to vest up to 200% based on level of performance targets achieved. Threshold, Target, and Maximum shown in the table represent 50%, 100% and 200% of the award. On March 16, 2021, the Compensation Committee certified the Company's performance under our 2019 LTIP as meeting the maximum level of performance and determined that 200% of the performance-based restricted stock will vest on April 3, 2022, provided the recipient remains employed by the Company through such date. See "2019 LTIP Special Performance Award" on page 37 for a more detailed discussion of the 2019 LTIP.
(3)The exercise price of the stock options awarded was determined in accordance with the 2012 Plan, which provides that the exercise price for each option will be the fair market value on the grant date.
(4)The grant date fair value calculations are computed in accordance with FASB ASC Topic 718 with respect to the restricted stock or stock options awarded to the named executive officers in fiscal 2020 under the 2012 Plan (disregarding any estimates of forfeitures related to service-based vesting conditions). Restricted stock includes shares that vest with the passage of time and performance-based restricted stock granted under the 2019 LTIP, as applicable. The value of the performance-based restricted stock are based on the probable outcome of the 2019 LTIP Performance Criteria as of the grant date. A discussion of the relevant assumptions made in the valuation of the awards may be found in Note 13 ("Stock-Based Compensation") of the footnotes to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2021 filed with the SEC on March 24, 2021.

46 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Compensation Tables (continued)
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE—2020
The following table sets forth all unexercised stock options and unvested restricted stock awarded to our named executive officers by the Company that were outstanding as of January 30, 2021.

Name	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Edward W. Stack
	97,234	—		—	$58.48	4/3/2022
	159,461	—		—	$47.09	4/3/2023
	113,407	37,803	(1)	—	$49.07	4/3/2024
	80,300	80,300	(2)	—	$33.81	4/3/2025
	52,619	157,859	(3)	—	$38.27	4/3/2026
	—	958,466	(4)	—	$16.81	3/22/2027
							103,520	(5)	$6,936,875
							137,184	(6)	$9,192,700
							416,419	(7)	$27,904,237
										70,225	(8)	$4,705,777
Lee J. Belitsky
	49,330	—		—	$58.48	4/3/2022
	65,640	—		—	$47.09	4/3/2023
	15,624	5,209	(1)	—	$49.07	4/3/2024
	15,288	15,290	(2)	—	$33.81	4/3/2025
	6,380	19,140	(3)	—	$38.27	4/3/2026
	—	133,889	(4)	—	$16.81	3/22/2027
							18,634	(5)	$1,248,664
							16,462	(6)	$1,103,119
							62,463	(7)	$4,185,646
										70,225	(8)	$4,705,777
Lauren R. Hobart
	17,506	—		—	$58.48	4/3/2022
	25,573	—		—	$51.02	10/3/2022
	32,820	—		—	$47.09	4/3/2023
	23,437	7,813	(1)	—	$49.07	4/3/2024
	—	20,386	(2)	—	$33.81	4/3/2025
	—	38,280	(3)	—	$38.27	4/3/2026
	—	160,666	(4)	—	$16.81	3/22/2027
							24,845	(5)	$1,664,863
							32,924	(6)	$2,206,237
							74,955	(7)	$5,022,735
										70,225	(8)	$4,705,777
Vlad Rak
	—	40,044	(9)	—	$27.21	5/3/2027
							25,726	(10)	$1,723,899
										31,210	(8)	$2,091,382

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 47

Compensation Tables (continued)

Name	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Donald J. Germano
	11,044	3,682	(11)	—	$41.01	6/3/2024
	8,610	8,612	(2)	—	$33.81	4/3/2025
	4,439	13,317	(3)	—	$38.27	4/3/2026
	3,201	9,606	(12)	—	$35.60	7/3/2026
	—	80,333	(4)	—	$16.81	3/22/2027
							10,352	(5)	$693,688
							11,432	(6)	$766,058
							7,866	(13)	$527,101
							37,478	(7)	$2,511,401
										70,225	(8)	$4,705,777
(1)Stock option vests at the rate of 25% per year, with vesting dates of April 3, 2018, April 3, 2019, April 3, 2020 and April 3, 2021.
(2)Stock option vests at the rate of 25% per year, with vesting dates of April 3, 2019, April 3, 2020, April 3, 2021 and April 3, 2022.
(3)Stock option vests at the rate of 25% per year, with vesting dates of April 3, 2020, April 3, 2021, April 3, 2022 and April 3, 2023.
(4)Stock option vests at the rate of 25% per year, with vesting dates of March 22, 2021, March 22, 2022, March 22, 2023 and March 22, 2024.
(5)Restricted stock award vests 100% on April 3, 2021.
(6)Restricted stock award vests 100% on April 3, 2022.
(7)Restricted stock award vests 100% on March 22, 2023.
(8)On March 16, 2021, the Compensation Committee certified the Company's performance under our 2019 LTIP as meeting the maximum level of performance and determined that 200% of the performance-based restricted stock will vest on April 3, 2022, provided the recipient remains employed by the Company through such date. Therefore this amount represents the maximum number of shares of unvested restricted stock granted under the 2019 LTIP. See "2019 LTIP Special Performance Award" on page 37 for a more detailed discussion of the 2019 LTIP.
(9)Stock option vests at the rate of 25% per year, with vesting dates of May 3, 2021, May 3, 2022, May 3, 2023 and May 3, 2024.
(10)Restricted stock award vests 100% on May 3, 2023.
(11)Stock option vests at the rate of 25% per year, with vesting dates of June 3, 2018, June 3, 2019, June 3, 2020 and June 3, 2021.
(12)Stock option vests at the rate of 25% per year, with vesting dates of July 3, 2020, July 3, 2021, July 3, 2022 and July 3, 2023.
(13)Restricted stock award vests 100% on July 3, 2022.
OPTION EXERCISES AND STOCK VESTED TABLE — 2020
The following table sets forth, with respect to our named executive officers, all options that were exercised and restricted stock that vested during fiscal 2020.

	Option Awards			Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)		Number of Shares Acquired on Vesting (#)(d)	Value Realized on Vesting ($) (e)
Edward W. Stack	31,120	$361,632	(1)	115,447	$2,114,989
Lee J. Belitsky	37,137	$650,590	(2)	39,296	$719,902
Lauren R. Hobart	76,239	$1,310,415	(3)	46,215	$846,659
Vlad Rak	—	—		—	—
Donald J. Germano	—	—		19,418	$512,953

48 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Compensation Tables (continued)
(1)     Mr. Stack exercised stock options and sold the underlying shares as follows: stock option for 31,120 shares exercised at $55.29 per share and sold at $66.91 per share on January 12, 2021.
(2)    Mr. Belitsky exercised stock options and sold the underlying shares as follows: stock option for 10,275 shares exercised at $55.29 per share and stock option for 26,862 shares exercised at $44.38 per share, all sold at $64.92 per share on January 11, 2021.
3)    Ms. Hobart exercised stock options and sold the underlying shares as follows: stock option for 20,384 shares exercised at $33.81 per share and stock option for 12,760 shares exercised at $38.27 per share, each sold at $54.33 per share on September 8, 2020; stock option for 10,275 shares exercised at $55.29 per share and sold at $59.91 per share on October 1, 2020; and stock option for 32,820 shares exercised at $47.09 per share and sold at $66.58 per share on January 13, 2021.
PENSION BENEFITS
The Company did not have in fiscal 2020, and currently does not have, any plans that provide for payments or other benefits at, following, or in connection with the retirement of our named executive officers, other than tax qualified and/or nonqualified defined contribution plans.
NONQUALIFIED DEFERRED COMPENSATION TABLE — 2020
The following table sets forth amounts contributed during fiscal 2020 by our named executive officers under the Company’s defined contribution plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Name (a)	Executive Contributions in Last Fiscal Year ($) (b)(1)	Registrant Contributions in Last Fiscal Year ($) (c)(2)	Aggregate Earnings in Last Fiscal Year ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last Fiscal Year End ($)(f) (3)
Edward W. Stack	$1,745,779	$200,000	$497,379	$(613,868)	$7,111,172
Lee J. Belitsky	$361,581	$110,058	$592,415	—	$4,362,006
Lauren R. Hobart	$574,119	$172,236	$362,222	—	$2,363,503
Vlad Rak	—	—	—	—	—
Donald J. Germano	—	—	—	—	—
(1)Amounts set forth in this column (b) reflect amounts deferred and contributed by the named executive officer under the Officers’ Plan, which became effective April 1, 2007. Fiscal 2020 executive contributions are included in the Summary Compensation Table as (i) 2020 Salary and/or (ii) 2020 Non-Equity Incentive Plan Compensation depending on the named executive officer’s deferral election.
(2)Amounts set forth in this column (c) are reported in the Summary Compensation Table as Change in Pension Value and Nonqualified Deferred Compensation Earnings.
(3)Includes unvested Company contributions.
As described on page 51 of this proxy statement, our named executive officers participate in the Officers’ Plan, pursuant to which they have the opportunity to defer up to 25% of their base salary and up to 100% of their annual performance incentive payment, to be allocated among a range of investment choices. Gains and losses are credited based on the participant's election of a variety of investment choices. Participants' accounts may appreciate and/or depreciate depending on the performance of their investment choices. None of the investment choices provide returns at above-market or preferential rates.
Deferral amounts are 100% vested and matching contributions, including future contributions, become 100% vested after five years of plan participation, or upon the named executive officer’s death, disability or upon a change-in-control of the Company. Named executive officers may elect to receive distributions from the Officers’ Plan as a lump sum, in annual installments (with any installment term between two (2) and twenty (20) years), or a combination of the two options. Vested matching contributions may be distributed only after a named executive officer reaches age 55, or upon the named executive officer’s death or disability (as defined in applicable Treasury regulations), or in the event of certain hardships or changes of control (each as defined under Section 409A of the Code).
Under the Officers’ Plan, the Company is required to match amounts deposited into plan accounts at a rate of 20% of the participant’s annual deferral, up to a $200,000 maximum match per year. Matching amounts are contributed as one lump sum following the end of the year, and the named executive officer must be an eligible participant as of December 31st to receive the matching contribution for that year. The Company also has the ability to make a discretionary matching contribution as determined from time to time. The Company may determine a vesting schedule for discretionary contributions that is different from the vesting schedule for mandatory matching contributions. The Company established a rabbi grantor trust, with a third-party trust company as trustee, for the purpose of providing the Company with a vehicle to fund participant contributions and Company matching amounts under the Officers’ Plan.
The Officers’ Plan is intended to constitute a nonqualified, unfunded plan for federal tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, is intended to comply with Section 409A of the Code, and contains restrictions to help ensure compliance. Our obligations to pay deferred compensation under the Officers’ Plan are unsecured general

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 49

Compensation Tables (continued)
obligations of the Company. We may amend or terminate the Officers’ Plan at any time in whole or in part, provided that no amendment or termination may reduce the amount credited to accounts at the time of such amendment or termination.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
Certain of our Company’s plans and programs provide for payments in connection with a termination of employment or a change-in-control of the Company. The Company does not have any employment agreements with our named executive officers, and there are no pension plans or other deferred compensation plans in which our named executive officers participate, other than the Officers’ Plan. The Company also does not have severance or change-in-control agreements in place with our named executive officers except for the non-competition and confidentiality agreements discussed in greater detail below, which provide for severance obligations consistent with the Company's broad-based severance policy.

The information below describes and quantifies certain compensation that would become payable under our existing plans and arrangements if a named executive officer’s employment had terminated on January 29, 2021 (the last trading day prior to the end of our fiscal year, January 30, 2021, which was a Saturday), given the named executive officer’s compensation and service levels as of such date and, if applicable, based on our closing stock price on January 29, 2021. These benefits are in addition to benefits available generally to salaried employees, such as distributions under our 401(k) savings plan. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, such as the timing during the year of any such event and the Company’s stock price, any actual amounts paid or distributed may differ from the amounts enumerated below.
Non-Competition Agreements — All of our current named executive officers, other than our Executive Chairman & Chief Merchandising Officer and controlling stockholder, have executed non-competition and confidentiality agreements with the Company providing them with limited payments upon termination under certain circumstances. Under these agreements, named executive officers are not provided with payments if they voluntarily terminate employment, retire, die or become permanently disabled or are terminated for any of the following reasons: (i) fraud or felonious conduct; (ii) embezzlement or misappropriation of Company funds or property; (iii) material breach of the non-competition, non-solicitation or confidentiality covenants set forth in their agreement with the Company or any material violation of the provisions of the Company’s employee handbook; (iv) gross negligence; or (v) their consistent inability or refusal to perform, or willful misconduct in or disregard of the performance of their duties and obligations, under certain circumstances. Under these agreements, upon the termination of employment of a named executive officer for any reason other than those set forth above and subject to compliance with the relevant non-competition, non-solicitation and confidentiality covenants, we are obligated to pay to that named executive officer an amount equal to the greater of four weeks of pay or one week of pay for every year of employment with us, in each case at the named executive officer’s base salary in effect immediately prior to termination. The payment is payable bi-weekly in accordance with the Company’s regular payroll practices. The Company in its discretion may offer other arrangements to employees who end employment with the Company.
Equity Awards — Outstanding equity awards held by our named executive officers as of January 29, 2021 (the last trading day of fiscal 2020) were issued pursuant to our 2012 Plan.
Upon termination of a named executive officer’s continuous status as an employee due to death or total and permanent disability (as defined in Section 22(e)(3) of the Code), (i) all unvested time-based restricted stock awards, and associated accumulated dividends, shall vest immediately and (ii) performance-based restricted stock awards will vest if the performance metrics are met. If the termination of continuous status as an employee occurs by any reason other than death or total and permanent disability, any time-based and performance-based restricted stock awards that have not vested shall, unless otherwise specified by the Compensation Committee or the terms of the award, be automatically forfeited. Under the 2019 LTIP award, upon the retirement of a named executive officer (defined as a voluntary termination by the officer on or after attainment of age 55 with a minimum of fifteen years of service), the award will vest on a pro-rated basis as long as the officer was employed for at least one year of the vesting period. Upon termination of a named executive officer’s continuous status as an employee for any reason, the non-vested portion of any stock option will expire immediately and any vested portion of a stock option shall remain exercisable for a period of (i) 90 days in the event of termination of the executive officer’s status as an employee; (ii) 12 months in event of termination as a result of death or total and permanent disability (as defined in Section 22(e)(3) of the Code); or (iii) 36 months in the event of retirement, which is defined as having attained at least age 55 with 15 or more years of service, as determined by the Plan Administrator (or earlier in each instance upon expiration of the stock options term).
"Continuous status as an employee" is defined under each Plan as the absence of any interruption or termination of the employment relationship, except in the case of (i) sick leave, which is further defined in the 2012 Plan as approved medical, disability, or family leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided such period does not exceed 90 days, unless reemployment is guaranteed by contract, statute or Company policy; or (iv) transfers between locations of the Company or between the Company and its subsidiaries.
The Board also may authorize outstanding awards to be assumed or an equivalent award be substituted by the successor corporation and may assign such awards to the successor corporation. In the event that the successor corporation does not agree to assume the awards, or to substitute an equivalent award, then the Board may provide that all outstanding options and stock appreciation rights become vested and exercisable, and vesting restrictions on restricted stock and other awards lapse. The 2019 LTIP Award shares that have not been previously canceled and forfeited would become fully vested and payable based on the Company’s actual attainment of the 2019 LTIP Performance Criteria. The Board retains the ability to substitute, adjust, or otherwise settle outstanding awards, including cashing out such awards, as it deems appropriate and consistent with the 2012 Plan’s purposes.

50 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Compensation Tables (continued)
The 2012 Plan provides that unvested or unexercised equity awards may be subject to cancellation and that recoupment of the value of shares distributed under awards already vested may be required, upon the occurrence of certain specified events, including termination of employment for cause, violation of material Company policies, or other conduct that is detrimental to the business or reputation of the Company. In addition, awards may be subject to clawback, as determined by the Compensation Committee, to the extent required by applicable law or securities exchange listing standard, including, but not limited to, Section 304 of the Sarbanes-Oxley Act of 2002.
Officers’ Supplemental Savings Plan — Under the terms of the Officers’ Plan, in the event of a participant’s retirement or early retirement (defined below), death, disability (as defined in applicable Treasury regulations) or in the event of certain hardships or changes-in-control (each as defined under Section 409A of the Code), the participant is entitled to receive an amount equal to the participant’s contributions and vested and unvested matching and discretionary contributions by the Company. This amount is payable in a single lump sum unless the participant has elected to receive the distribution in installments.
Upon termination of employment other than by reason of retirement, early retirement, death or termination for cause (defined below), the participant is entitled to receive a termination benefit equal to the participant’s contributions and the vested portion of the Company’s matching and discretionary contributions, together with any aggregate earnings on those amounts. If a participant is terminated for cause (defined below), the participant forfeits all rights to both vested and unvested contributions of the Company and is entitled to receive a benefit equal to the participant’s contributions, together with any aggregate earnings on the participant contributions, payable in a single lump sum. For our named executive officers, all payments would be deferred for a six-month period under Section 409A of the Code.
The Company’s matching contributions under the Officers’ Plan vest only after a participant has completed at least five years of participation in the plan. The Company will determine separately the vesting of the Company’s discretionary contributions, if any. After five years of participation, all past and future Company contributions are fully vested. As of January 29, 2021, Messrs. Stack and Belitsky and Ms. Hobart were fully vested in the Company’s contributions, while Messrs. Rak and Germano were not.
"Retirement" is defined in the Officers’ Plan as termination of employment, other than a termination for cause, on or after the date on which the participant has both attained age 55 and completed at least five years of participation in the Officers’ Plan, and "early retirement" is termination of employment, other than for cause, on or after the date on which the participant has completed at least five years of participation. "Termination for cause" is defined in the Officers’ Plan as termination of employment by reason of: (i) a substantial intentional failure to perform duties as an employee or to comply with any material provision of his or her employment agreement with the Company, where such failure is not cured within 30 days after receiving written notice from the Company specifying in reasonable detail the nature of the failure; (ii) a breach of fiduciary duty to the Company by reason of receipt of personal profits; (iii) conviction of a felony; or (iv) any other willful and gross misconduct committed by the participant. A "change-in-control" is defined in the Officers’ Plan as any of: (i) the dissolution or liquidation of the Company; (ii) a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation; (iii) approval by the stockholders of the Company of any sale, lease, exchange or other transfer (in one or a series of transactions) of all or substantially all of the assets of the Company; (iv) approval by the stockholders of the Company of any merger or consolidation of the Company in which the holders of voting stock of the Company immediately before the merger or consolidation will not own 50% or more of the voting shares of the continuing or surviving corporation immediately after such merger or consolidation; or (v) a change of 50% (rounded to the next whole person) in the membership of the Company’s Board within a twelve-month period, unless the election or nomination for election by stockholders of each new director within such period was approved by the vote of two-thirds (rounded to the next whole person) of the directors then still in office who were in office at the beginning of the twelve-month period. Notwithstanding the foregoing, no event shall constitute a "change-in-control" for purposes of acceleration of distributions on termination of the Officers’ Plan if it is not a "change in the ownership or effective control of the corporation," or "in the ownership of a substantial portion of the assets of the corporation," "corporate dissolution," or "with approval of a bankruptcy court pursuant to 11 U.S.C. Section 503(b)(1)(A)" within the meaning of Section 409A of the Code.

Insurance Benefits — The Company currently pays the premiums for two life insurance policies covering our Executive Chairman & Chief Merchandising Officer. The beneficiaries under the policies are chosen by Mr. Stack. Prior to his death, Mr. Stack may receive the cash surrender value of the policy. For detail regarding the premiums paid by the Company for fiscal 2020, see footnote 8 of the "Summary Compensation Table" on pages 45 - 46 of this proxy statement.
The following table shows the estimated benefits payable to each named executive officer in the event of his or her termination of employment under various scenarios or upon a change-in-control of our Company, assuming such event took place on January 29, 2021.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 51

Compensation Tables (continued)

	Voluntary Resignation or Termination without Cause		Involuntary Not For Cause Termination		Death		Disability		Retirement		Change-in-Control
Edward W. Stack (1)
Officers’ Plan(3)	$7,111,172	(3a)	$7,111,172	(3a)	$7,111,172	(3b)	$7,111,172	(3b)	$7,111,172	(3c)	$7,111,172	(3d)
Stock Options(4)	—		—		—		—		—		—
Restricted Stock(5)	—		—		$45,022,010		$45,022,010		—		—
Insurance Benefits(6)	—		—		$6,413,407		—		—		—
2019 LTIP(7)	—		—		$4,832,182	(7a)	$4,832,182	(7a)	$2,635,767	(7b)	$4,832,182	(7c)
Lee J. Belitsky
Non-Competition Agreement(2)	—		$342,789		—		—		—		—
Officers’ Plan(3)	$4,362,006	(3a)	$4,362,006	(3a)	$4,362,006	(3b)	$4,362,006	(3b)	$4,362,006	(3c)	$4,362,006	(3d)
Stock Options(4)	—		—		—		—		—		—
Restricted Stock(5)	—		—		$6,686,514		$6,686,514		—		—
2019 LTIP(7)	—		—		$4,832,182	(7a)	$4,832,182	(7a)	$2,635,767	(7b)	$4,832,182	(7c)
Lauren R. Hobart
Non-Competition Agreement(2)	—		$138,462		—		—		—		—
Officers’ Plan(3)	$2,363,503	(3a)	$2,363,503	(3a)	$2,363,503	(3b)	$2,363,503	(3b)	$2,363,503	(3c)	$2,363,503	(3d)
Stock Options(4)	—		—		—		—		—		—
Restricted Stock(5)	—		—		$9,107,579		$9,107,579		—		—
2019 LTIP(7)	—		—		$4,832,182	(7a)	$4,832,182	(7a)	—		$4,832,182	(7c)
Vlad Rak
Non-Competition Agreement(2)	—		$44,231		—		—		—		—
Officers’ Plan(3)	—		—		—		—		—		—
Stock Options(4)	—		—		—		—		—		—
Restricted Stock(5)	—		—		$1,748,017		$1,748,017		—		—
2019 LTIP(7)	—		—		$2,120,641	(7a)	$2,120,641	(7a)	—		$2,120,641	(7c)
Donald J. Germano
Non-Competition Agreement(2)	—		$48,490		—		—		—		—
Officers’ Plan(3)	—		—		—		—		—		—
Stock Options(4)	—		—		—		—		—		—
Restricted Stock(5)	—		—		$4,602,578		$4,602,578		—		—
2019 LTIP(7)	—		—		$4,832,182	(7a)	$4,832,182	(7a)	—		$4,832,182	(7c)
(1)    There is no non-competition agreement in place to provide any payments upon termination.
(2)    Payment amounts equal the greater of (i) four (4) weeks of pay or (ii) one (1) week of pay for every year of employment at the named executive officer’s base salary in effect immediately prior to termination.
(3)    Represents the participant’s contributions and the Company’s contributions (vested and/or unvested), as described in the applicable footnote. As of January 29, 2021, all Company contributions were vested for each of our named executive officers, other than Mr. Rak and Mr.Germano. For additional information regarding the Officers’ Plan, see the "Nonqualified Deferred Compensation Table" and accompanying narrative beginning on page 49 of this proxy statement.
(3a)    Represents participant contributions and vested Company contributions (if any). Participant contributions are paid at the next scheduled settlement date after the termination and vested Company contributions are paid on the settlement date following the date the participants reach the age of 55.
(3b)    Represents participant contributions and vested and unvested Company contributions. Participant contributions and Company contributions are paid in single lump sum, unless the participant elected scheduled distributions had commenced at the time of the event. If scheduled distributions had commenced at the time of the event, contributions will be paid in accordance with the distribution schedule.
(3c)    Represents participant contributions and vested Company contributions (if any). Participant contributions and Company contributions are paid in single lump sum, unless the participant elects scheduled distributions.
(3d)    Represents participant contributions and vested and unvested Company contributions. Participant contributions and Company contributions are paid in single lump sum on the last day of the 15th month after the month in which the event took place unless the participant elected otherwise.
(4)    Upon termination of employment for any reason, unvested stock options are forfeited. Any vested portion will remain exercisable following termination for a period of 90 days other than in connection with death or disability, in which case vested stock options will remain exercisable for 12 months following termination, subject in each case to earlier termination due to expiration of the award. In the event of a change-in-control, the Board may authorize all outstanding stock options or awards to be assumed or an equivalent stock option or right to be substituted by the successor corporation. In the event that the successor corporation does not agree to assume the stock options or other awards, or to substitute an equivalent stock option or right, unexercisable stock options or other awards shall be accelerated and become exercisable.

52 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Compensation Tables (continued)
(5)    Represents the value of unvested time-based restricted stock and accumulated dividends that would immediately vest upon termination of employment due to death or a total and permanent disability. Upon termination for any other reason, unvested restricted stock would be forfeited. In the event of a change-in-control, the Board may authorize all outstanding awards to be assigned to the successor corporation. In the event that the successor corporation does not agree to assume the awards, or to substitute an equivalent right, restricted stock awards shall vest.
(6)    Our Executive Chairman & Chief Merchandising Officer is covered by two life insurance policies paid for by the Company, the beneficiaries of which are chosen by Mr. Stack (prior to his death the executive may receive the cash surrender value of the policy). If our Executive Chairman & Chief Merchandising Officer had died on January 30, 2021, the beneficiaries under said policies would have received $2,413,407 under the first policy, and $4,000,000 under the second policy.
(7)    Represents the value of unvested performance-based restricted stock and accumulated dividends that would become owed to the participant under a particular scenario. This calculation assumes that 200% of the target shares were earned based on the actual attainment 2019 LTIP performance criteria as certified by the Compensation Committee.
(7a)    Represents a reasonable estimate of the value of unvested performance-based restricted stock and accumulated dividends that would be owed to the participant upon their death or permanent disability and that would vest at the end of the 2019 LTIP vesting period (i.e., April 3, 2022).
(7b)    Represents the value of unvested performance-based restricted stock and accumulated dividends that would be owed to the participant upon their retirement (voluntary termination by participant on or after attainment of age 55 with a minimum of fifteen years of service) and that would vest on a pro-rated basis at the end of the 2019 LTIP vesting period (i.e., April 3, 2022).
(7c)    Represents a reasonable estimate of the value of unvested performance-based restricted stock and accumulated dividends that would vest within 30 days of the event.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 53

Item 5—Non-Binding Advisory Vote to Approve Compensation of Named Executive Officers
As we have done each year since our 2011 Annual Meeting of Stockholders, and as required by Section 14A of the Exchange Act, we provide our stockholders with the opportunity to vote to approve, on a non-binding and advisory basis, the compensation of our named executive officers. In 2017, consistent with the vote of the Company's stockholders at our 2017 Annual Meeting of Stockholders, the Board determined that the Company will continue to conduct this vote on an annual basis. Since the vote on this compensation program is advisory in nature, it will not affect any compensation already awarded to any named executive officer and will not be binding on or overrule any decisions made by the Compensation Committee or the Board. The vote on this resolution is not intended to address any specific element of compensation. Rather, this vote relates to the compensation of our named executive officers as a whole, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.
As discussed under the heading "Compensation Discussion and Analysis," beginning on page 30 of this proxy statement, our compensation program, overseen by our Compensation Committee, is designed to align executive pay with Company performance, and we seek to closely align the interests of our named executive officers with the interests of our stockholders.
The Compensation Committee and the Board will consider the results of this advisory vote when formulating future executive compensation policy. The results of this vote will serve as an additional tool to guide the Compensation Committee and the Board in continuing to align the Company’s executive compensation program with the interests of the Company and its stockholders. The results of this vote will also guide the Compensation Committee and the Board to ensure that our executive compensation program is consistent with our commitment to high standards of corporate governance.
We ask our stockholders to vote on the following resolution at the 2021 Annual Meeting:
"RESOLVED, that the Company’s stockholders approve on an advisory basis the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosure."

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

54 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

CEO Pay Ratio
We are required by the SEC to disclose the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee. For 2020:

•The annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table included in this proxy statement, was $15,773,808; and
•The median of the annual total compensation of all employees of our Company (excluding our Chief Executive Officer) was $10,440; and
•The ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee was 1,511 to 1.

To identify the median employee, we first determined our employee population as of the last day of our fiscal year, January 30, 2021. We excluded 60 associates based in Hong Kong pursuant to the de minimis exemption under SEC regulations. Our adjusted employee population therefore consisted of 16,754 full-time, 32,532 part-time, and 774 temporary employees, for a total of 50,060 individuals. These totals do not include individuals that we classify as independent contractors for tax purposes.

Next, we reviewed Medicare wages for the adjusted employee population in fiscal 2020, as reported to the Internal Revenue Service on Form W-2, to determine our median employee. We did not annualize wages for teammates that were not employed with the Company for the full year. Our median employee is a part-time Footwear Sales Associate who has worked for the Company since 2019 and averaged 18 hours per week in 2020.

Once the median employee was identified, we combined all of the elements of the median employee's compensation for 2020, including bonuses earned, in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in a total annual compensation of $10,440 for our median employee.

Dick’s Sporting Goods relies on part-time and temporary employees to support our stores and distribution centers, particularly during the holiday season. To that end, in addition to the required ratio above, we also provide the following supplemental information regarding the relationship of the annual total compensation of our full-time employees and the annual total compensation of our Chief Executive Officer. If part-time and temporary employees are excluded from the median annual total compensation calculation, the median annual total compensation of the remaining full-time employees is $36,046. Our median full-time employee is a Customer Service Specialist who has been with the Company for 10 years and averaged 35 hours per week in 2020. The ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median full-time employee was 438 to 1.

The pay ratio included above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. SEC regulations permit companies to adopt a variety of methodologies, apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices and other factors unique to their workforce and business operations when calculating their pay ratio. Consequently, the pay ratio reported by other companies, including those companies in our Retail Peer Group, may not be comparable to the pay ratio reported above.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 55

Item 6—Approval of Amendment and Restatement of the 2012 Stock and Incentive Plan (as Amended and Restated)
We are asking stockholders to approve the amendment and restatement of the Company’s 2012 Stock and Incentive Plan (as Amended and Restated) (the "2012 Plan") in order to (i) increase the maximum number of shares authorized and available for issuance under the 2012 Plan by 7,500,000 shares, and (ii) eliminate certain provisions related to performance-based compensation (as so amended and restated, the "Amended and Restated Plan"). The 2012 Plan, which was initially approved by the Company’s stockholders at the Company’s 2012 Annual Meeting and was amended and restated by the Company's stockholders at the Company's 2017 Annual Meeting, is a long-term incentive plan designed to attract and retain executive officers, other employees, non-employee directors and consultants of the Company and its subsidiaries who are important to the success and growth of the Company’s business, by providing such persons with incentives to help further align their interests with those of our stockholders.

Increase in Number of Shares of Common Stock Available for Issuance under the 2012 Plan

When initially approved by stockholders, the 2012 Plan provided for a total of 5,000,000 shares reserved and available for issuance pursuant to awards thereunder, plus shares available under prior plans which amounted to approximately 7,877,924 shares, plus shares subject to outstanding awards granted under the prior plans that ceased being subject to such awards, in each case subject to adjustment as permitted by the 2012 Plan. As of April 3, 2021, there were a total of 401,666 remaining shares available for issuance under the 2012 Plan.

The Amended and Restated Plan, as proposed, would update Section 3(a) of the 2012 Plan to increase the maximum aggregate number of shares which may be issued under the 2012 Plan from its inception by 7,500,000 shares, which would be in addition to the shares remaining under the 2012 Plan described above plus any shares subject to outstanding awards that in the future cease being subject to such awards. The Company’s Board of Directors believes that it is essential to have a sufficient number of reserved shares available for issuance under the Amended and Restated Plan to compensate and incentivize the Company’s officers, other employees, non-employee directors, and consultants, and believes that the proposed increase will provide a sufficient number of available shares for future granting needs to help the Company achieve the purposes of the Amended and Restated Plan.

In any fiscal year (subject to certain adjustments described herein), no participant may be granted: (i) stock options or stock appreciation rights (SARs) for more than 3,000,000 shares; (ii) performance share awards (payable in shares or cash) for more than 2,000,000 shares (based on a maximum award level on the date of grant); and (iii) performance unit awards (payable in cash) for more than $15,000,000. Further, no non-employee Director may be granted, in any one fiscal year of the Company, awards specifically awarded under the 2012 Plan with an aggregate maximum value, calculated as of their respective grant dates, of more than $500,000.

Elimination of Certain Provisions Related to Qualified Performance-Based Compensation under Section 162(m)

The Tax Cuts and Jobs Act of 2017 (the "Jobs Act") expanded the scope of Section 162(m) of the Code by eliminating exclusions for "qualified performance-based compensation" which, prior thereto, permitted such qualifying compensation to be deductible by corporations. In light of the revisions implemented under the Jobs Act, the Amended and Restated Plan has been revised to remove those provisions in the 2012 Plan regarding qualified performance-based compensation that were used in connection with the prior exclusion.

On March 17, 2021, the Board approved the Amended and Restated Plan. The Amended and Restated Plan will only become effective upon approval by the Company’s stockholders. If the stockholder vote on the Amended and Restated Plan at the 2021 Annual Meeting is postponed, the Amended and Restated Plan will be effective on such date on which a stockholders’ meeting to vote to approve the Amended and Restated Plan occurs, and, until such time, the Amended and Restated Plan will not be effective and the 2012 Plan will continue in accordance with its existing terms.

The Amended and Restated Plan, as proposed, is included with this proxy statement as Appendix D.

Purpose of this Proposal

We are requesting that stockholders approve the Amended and Restated Plan to (i) increase the maximum number of shares authorized and available for issuance under the 2012 Plan by 7,500,000 shares in addition to previously authorized shares and
(ii) eliminate certain provisions relating to qualified performance-based compensation. In determining the proposed number of additional shares to authorize, the Board of Directors and the Compensation Committee considered a number of factors, including (i) remaining shares available under the 2012 Plan, (ii) projected equity granting practices, and (iii) current and total potential dilution of outstanding awards, remaining available shares, and newly requested shares.

The increase in the number of shares authorized and available under the 2012 Plan will enable the Company to better deliver market competitive compensation packages to key personnel and continue to attract and retain top talent that is key to the successful execution of our business strategy. If we do not increase the number of shares authorized and available under the 2012 Plan, we will not have sufficient shares for future award grants, which could significantly impair our ability to attract and retain top talent, which we view as essential to the Company’s long-term growth and success.

Description of the Amended and Restated Plan

The following summarizes the material terms of the Amended and Restated Plan, which remain consistent with the existing terms of the 2012 Plan but for the modifications described above. The following summary is qualified in its entirety by reference to the full text of the Amended and Restated Plan, as proposed, which is attached hereto as Appendix D (with deletions from the 2012 Plan highlighted in

56 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Item 6—Approval of Amendment and Restatement of the 2012 Stock and Incentive Plan (as Amended and Restated) (continued)
strike-through text and additions to the 2012 Plan highlighted in underlined text), and is incorporated by reference into the following summary.

The Board unanimously recommends a vote FOR the approval of the Amended and Restated Plan

General. The Amended and Restated Plan provides for long-term compensation consistent with the philosophy adopted by the Company as set out in "Compensation Discussion and Analysis" beginning on page 30 of this proxy statement. The Board views the Amended and Restated Plan as a means of further aligning the goals of our officers, other employees, non-employee directors and consultants with those of our stockholders by providing incentives and rewards for performance.

Administration. The Amended and Restated Plan may be administered by the full Board or the Compensation Committee or any subcommittee or other committee appointed by the Board or the Compensation Committee to administer and grant awards under the Amended and Restated Plan (the "Administrator"). The Board has delegated authority to administer the Amended and Restated Plan to the Compensation Committee which may further delegate its authority under the Amended and Restated Plan to the extent permitted by the Amended and Restated Plan and applicable law.

The Administrator has the authority to (i) establish, amend and rescind rules and regulations relating to the Amended and Restated Plan, (ii) select the eligible persons to whom awards may be made, (iii) determine the amount and type of awards to be granted, (iv) grant awards and determine the terms and conditions of any such awards, (v) determine the fair market value of the common stock for purposes of making an award, (vi) establish, verify, adjust, reduce or waive any applicable performance goals or conditions, (vii) approve forms and terms of applicable award agreements, (viii) determine the circumstances under which an award may be settled in cash, (ix) determine whether and to what extent payment of an award may be deferred, and (x) make all other necessary or advisable determinations for the administration of the Amended and Restated Plan.

No Repricing. Except pursuant to the adjustment provisions of the Amended and Restated Plan or certain corporate transactions described in the Amended and Restated Plan, the terms of outstanding options or SARs may not be (i) amended to reduce the exercise price or grant price of such outstanding options or SARs, as applicable, or (ii) canceled in exchange for cash, other awards, or options or SARs with an exercise price or grant price that is less than the exercise price or grant price of the original options or SARs, as applicable, without obtaining stockholder approval.

Shares Subject to the Amended and Restated Plan. Subject to adjustment as provided in the Amended and Restated Plan, the total number of shares authorized for issuance under the Amended and Restated Plan since inception is 20,377,924, which represents the 5,000,000 shares authorized for issuance in 2012, plus the 7,500,000 additional shares that will become available if this proposal is approved by the stockholders, plus shares that had been available under prior plans which amounted to approximately 7,877,924 shares at the initial adoption of the 2012 Plan, and plus shares subject to outstanding awards granted under the prior plans or the 2012 Plan that cease being subject to such awards, in each case subject to adjustment as permitted by the Amended and Restated Plan. The maximum number of shares authorized under the Amended and Restated Plan is subject to adjustment for stock splits, stock dividends, spin-offs, reclassifications or other relevant changes affecting the Company's stock.
Information about securities previously authorized for issuance under the 2012 Plan (including any outstanding options and rights previously granted pursuant to the plan and any securities remaining available for future issuance under the 2012 Plan) in the disclosure required by Item 201(d) of Regulation S-K can be found under the heading “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2021 filed with the SEC on March 24, 2021.

Eligibility. Awards under the Amended and Restated Plan may be granted to any employee (including an officer, director, or prospective employee who has received an offer of employment), non-employee director, or consultant of the Company, or any parent or subsidiary (as such terms are defined in the Amended and Restated Plan) of the Company. As of April 12, 2021, approximately 3,523 employees and 9 non-employee directors were eligible to participate in the 2012 Plan.

Grants under the Plan. The following awards may be granted under the Amended and Restated Plan: options, which may consist of incentive stock options intended to qualify for special tax treatment or non-qualified stock options, SARs, performance share awards, performance unit awards, restricted stock awards, restricted unit awards, stock unit awards, incentive bonus awards, and other stock-based awards. Incentive stock options and incentive bonus awards may be granted only to our employees.

Options. Each option grant will be evidenced by an award agreement that specifies the applicable terms and conditions. The terms of any incentive stock option will be subject to the provisions of the Code. The maximum term of an incentive stock option will be 10 years from the original grant date, unless the grantee is an employee who owns more than 10% of the total combined voting power of all classes of shares of common stock issued by the Company (a "10% stockholder"), in which case the maximum term will be five years from the grant date. An option may not have an exercise price of less than the fair market value per share on the date of grant, and any incentive stock option granted to a 10% stockholder may not have an exercise price of less than 110% of the fair market value per share on the date of grant. Upon exercise, an option grantee may pay for the shares (i) with cash, (ii) with other shares, (iii) by a properly executed exercise notice accompanied by irrevocable instructions to a registered broker to promptly deliver to the Company an amount of proceeds necessary to pay the exercise price, (iv) by having the Company withhold shares with a fair market value equal to the exercise price, (v) by any combination of these methods, or (vi) by any other method approved by the Administrator.

SARs. A SAR represents the right to receive an amount based on appreciation in the fair market value of shares of our stock over a base, or grant, price. Each SAR grant will be evidenced by an award agreement that specifies the applicable terms and conditions. The

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 57

Item 6—Approval of Amendment and Restatement of the 2012 Stock and Incentive Plan (as Amended and Restated) (continued)
grant price for each SAR may not be less than 100% of the fair market value per share on the date of grant, and SARs may not be exercised later than the 10th anniversary date of their grant. SARs may be exercised upon such terms and conditions that the Administrator determines. Upon the exercise of a SAR, the grantee will be entitled to receive payment in an amount by multiplying (i) the excess of the fair market value of a share on the date of exercise over the grant price by (ii) the number of shares to which the SAR relates. The payment upon exercise may be in cash, shares, or stock units, as determined by the Administrator and set forth in the applicable award agreement.

Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Unit Awards and Stock Unit Awards. Performance share awards, performance unit awards, restricted stock awards, restricted unit awards and/or stock unit awards may be granted, either on a standalone basis, in addition to, or in tandem with other awards granted under the Amended and Restated Plan and/or cash awards made outside of the Amended and Restated Plan.

Performance share and performance unit awards represent a right to receive shares or stock units (with respect to performance share awards) or a designated dollar value amount of shares or stock units (with respect to performance unit awards), contingent on the achievement of performance or other objectives during a specified period, as established by the Administrator. The applicable performance criteria may be based on financial, operational or similar performance, personal performance evaluations, or some combination of the foregoing. Restricted stock and restricted unit awards represent the grant of shares and stock units, respectively, which are subject to a risk of forfeiture or other restrictions as the Administrator, in its sole discretion, may impose, including, without limitation, any forfeiture provisions and any restriction on the right to vote or receive dividends with respect to such shares. These restrictions may lapse separately or in combination, or upon the achievement of time-based or performance-based goals relating to completion of service by the participant, or upon achievement of performance or other objectives, which may include one or more performance criteria. Such awards will be evidenced by an award agreement containing applicable terms and conditions. The Administrator may exercise negative discretion with respect to the number of shares or stock units that may be granted, issued, or vested under any of these awards.

Unless otherwise set forth in a participant’s award agreement or as otherwise determined consistent with the terms of the Amended and Restated Plan, participants holding shares of restricted stock will have voting rights with respect to such shares prior to vesting, but will have no voting rights with respect to any restricted units granted under the Amended and Restated Plan. Dividends declared on shares of restricted stock or dividend equivalents accrued with respect to restricted unit awards or other share awards will not be paid to participants until such awards have been vested or earned, as applicable.

Incentive Bonus Awards. Incentive bonus awards are payable in cash and confer upon an employee the opportunity to earn a future payment that is tied to the level of achievement with respect to one or more performance criteria established for a performance period, as established by the Administrator. The applicable performance criteria may be based on financial, operational or similar performance, personal performance evaluations, or some combination of the foregoing. The Administrator may exercise negative discretion with respect to the amounts that may be paid pursuant to any incentive bonus awards.

Other Stock-Based Awards. Other stock-based awards may be granted to eligible participants under the Amended and Restated Plan, which will consist of an award of shares or other award that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares (including, without limitation, securities convertible into shares) of the Company, as deemed by the Administrator to be consistent with the purposes of the Amended and Restated Plan. Such other stock-based awards may include dividend or dividend equivalent rights, and any payments of which will be held for the benefit of the participant by the Company until the award has vested or been deemed earned. Subject to the terms of the Amended and Restated Plan and any applicable award agreement, the Administrator will determine the terms and conditions of any such other stock-based award.

Change in Control. Except as otherwise provided in an award agreement, in the event of a change in control (as defined in the Amended and Restated Plan), the Administrator may authorize outstanding awards to be assumed, or an equivalent award be substituted, by such successor corporation or a parent or subsidiary of such successor corporation, and may assign any awards to the successor corporation. In the event that the successor corporation does not agree to assume the awards, or to substitute an equivalent award, then the Administrator may provide that all outstanding awards will become fully vested and exercisable. In all cases, the Administrator may make substitutions, adjustments and/or alternative settlements of outstanding awards, including cashing out of awards, as it deems appropriate and consistent with the purposes of the Amended and Restated Plan. Notwithstanding the foregoing, the Administrator, in its sole discretion and to the extent not inconsistent with the Amended and Restated Plan, may determine that, in the event of a transaction in which the Company is not the surviving entity, each outstanding award will terminate within a specified number of days after notice to the participant, and such participant shall receive, with respect to each such award, cash or other property, including securities of any entity acquiring the Company, in an amount equal to the fair market value of such award (if any) as determined by the Administrator in its sole discretion. In addition, for each option or SAR with an exercise price or grant price, as the case may be, greater than the consideration offered in connection with any such transaction or event or change in control, the Administrator may, in its sole discretion, elect to cancel such option or SAR without any payment to the holder of such Option or SAR.

Clawback. The Amended and Restated Plan includes a recoupment, or "clawback" provision, under which any award agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Administrator in accordance with any Company policy or otherwise, including as required by the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or other applicable law, regulation or stock exchange listing requirement. By accepting awards under the Amended and Restated Plan, participants agree and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup any award or amount paid under the Amended and Restated Plan subject to clawback pursuant to any applicable law, government regulation, stock exchange listing requirement or

58 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Item 6—Approval of Amendment and Restatement of the 2012 Stock and Incentive Plan (as Amended and Restated) (continued)
Company policy. Such cooperation and assistance will include, but will not be limited to, executing, completing and submitting any documentation necessary to recover or recoup any award or amounts paid to a participant’s accounts, or pending or future compensation awards.

Withholding Tax Obligations. At the discretion of the Administrator, participants may satisfy withholding tax obligations incurred in connection with awards granted under the Amended and Restated Plan by electing to have the Company withhold from the shares to be issued, if any, a number of shares having a fair market value equal to the amount required to be withheld. All elections by a participant to have shares or cash withheld for this purpose shall be made in writing in a form acceptable to the Administrator, subject to the following restrictions: (i) the election must be made on or prior to the applicable tax date (as such term is defined in the Amended and Restated Plan), (ii) once made, the election shall be irrevocable, and (iii) all elections shall be subject to the consent or disapproval of the Administrator. Any withholding satisfied through net-settlement will be limited to the minimum statutory withholding requirement, except as otherwise approved by the Administrator.

Anti-Dilution Adjustments. Subject to any required action by the stockholders of the Company, the number of shares or stock units covered by each outstanding award and the number of authorized but unissued shares under the Amended and Restated Plan, as well as the purchase price, if any, of each such outstanding award, will be proportionately adjusted for any increase or decrease in the number of shares resulting from any corporate event or transaction (including, but not limited to, a change in the shares of the Company or the capitalization of the Company), or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction. The adjustments must be performed in such a way that any incentive stock options granted under the Amended and Restated Plan will continue to qualify as incentive stock options. The Administrator’s determination as to any such adjustment will be final, binding and conclusive. Notwithstanding the foregoing, with respect to any award subject to Sections 409A or 422 of the Code, no such adjustment shall be authorized to the extent that such adjustment would cause the Amended and Restated Plan or award to fail to comply with the relevant provision of the Code.

Amendment and Termination. The Administrator, may at any time, amend, alter, modify, suspend or discontinue the Amended and Restated Plan and any award agreement in whole or in part. However, no amendment, alteration, suspension or discontinuation will be made that would materially impair the rights of any participant under any grant made under the Amended and Restated Plan without such participant’s consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the New York Stock Exchange or other applicable established stock exchange), the Company shall obtain stockholder approval of any amendment to the Amended and Restated Plan in such a manner and to such a degree as required.

Term of Plan. The 2012 Stock and Incentive Plan was approved by the Company’s stockholders at the 2012 Annual Meeting on June 6, 2012, and the 2012 Plan was approved by the Company’s stockholders at the 2017 Annual Meeting on June 7, 2017. As proposed, if approved by the Company's stockholders at the Annual Meeting, the Amended and Restated Plan will continue in effect for a term of 10 years until June 9, 2031, provided, however, that the Amended and Restated Plan shall remain in effect so long as any awards remain outstanding and as long as necessary to issue any awards pursuant to commitments entered into prior to the expiration of the Amended and Restated Plan.

U.S. Federal Income Tax Consequences of Equity Awards. The following discussion is intended only as a general summary of the principal U.S. federal income tax consequences to participants and the Company in the Amended and Restated Plan. It does not discuss all of the tax consequences that may be relevant to participants and the Company in light of particular tax circumstances. The discussion is based on provisions of the Code and regulations, administrative rulings and judicial decisions now in effect, all of which are subject to change at any time, possibly with retroactive effect, or to different interpretations. The discussion does not address tax consequences under the laws of any state, locality or foreign jurisdiction. To the extent any awards under the Amended and Restated Plan are subject to Section 409A of the Code, the following description assumes that such awards will be designed to conform to the requirements of Section 409A of the Code and the regulations promulgated thereunder (or an exception thereto). The Amended and Restated Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

Nonqualified Stock Options. An optionee generally will not recognize any taxable income upon the grant of a nonqualified stock option, and the Company will not be entitled to a tax deduction with respect to the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the excess of the fair market value of the underlying shares of Company common stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such compensation income. The optionee’s tax basis for the shares received pursuant to the exercise of a nonqualified stock option will equal the sum of the compensation income recognized and the exercise price. Special rules apply in the event that all or a portion of the exercise price is paid in the form of shares of Company common stock. In the event of a sale of shares received upon the exercise of a nonqualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such shares is more than one year.

Incentive Stock Options. An optionee will not recognize any taxable income at the time of grant or timely exercise of an incentive stock option, and the Company will not be entitled to a tax deduction with respect to such grant or exercise; provided, however, that the difference between the value of the shares received on the exercise date and the exercise price paid is an item of tax preference for purposes of determining the optionee’s alternative minimum tax. A sale or exchange by an optionee of shares acquired upon the exercise of an incentive stock option more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the incentive stock option will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of grant

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Item 6—Approval of Amendment and Restatement of the 2012 Stock and Incentive Plan (as Amended and Restated) (continued)
of the incentive stock option or within one year from the date of transfer of the incentive stock option shares to the optionee, such sale or exchange will generally constitute a "disqualifying disposition" of such shares that will have the following results: any excess of (i) the lesser of (a) the fair market value of the shares at the time of exercise of the incentive stock option and (b) the amount realized on such disqualifying disposition of the shares over (ii) the option exercise price of such shares, will be ordinary income to the optionee, subject to applicable withholding taxes, and the Company will be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by the Company.

Restricted Stock. A participant will not recognize any income upon the receipt of restricted stock unless the participant elects under Section 83(b) of the Code within thirty days of such receipt, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of receipt, less any amount paid for the shares. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company if the stock is forfeited. If the election is not made, the participant generally will recognize ordinary income on the date that the stock is no longer subject to restrictions, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the participant recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount. Generally, upon a sale or other disposition of Company common stock or restricted stock with respect to which the participant has recognized ordinary income (i.e., the restrictions were previously removed or a Section 83(b) election was previously made), the participant will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the participant’s basis in such shares. Such gain or loss will be a long-term capital gain or loss if the holding period for such shares is more than one year.

Stock Appreciation Rights. Generally, the participant who receives a freestanding SAR will not recognize taxable income at the time it is granted, and the Company will not be entitled to a tax deduction with respect to the grant of a standalone SAR. The amount of cash, or the value of stock received upon exercise of the SAR, will be taxed as ordinary income to the participant at the time it is received, and the Company will be entitled to a deduction equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise.

Restricted Units and Stock Units. A recipient of restricted units or stock units will not be required to recognize any income for federal income tax purposes, and the Company is not entitled to a deduction, at the time of grant. Rather, upon the settlement of units, the recipient of such units generally will be subject to tax at ordinary income rates on the fair market value of any common stock issued or cash paid in settlement of the award of such units, and the Company generally will be entitled to a deduction equal to the amount of the ordinary income realized by the recipient. If the participant is an employee, the participant will be subject to Social Security and Medicare taxes at the time the units vest, even though the recipient of units has not received payment with respect to such units at such time. However, no additional Social Security or Medicare taxes will be due when such payment is made (even if the market value of the underlying shares has increased). If the recipient receives shares of common stock upon settlement, upon disposition of such shares, appreciation or depreciation after the settlement date is treated as either a short-term or long-term capital gain or loss, depending on how long the shares have been held.

Performance Awards. A participant generally will not recognize income upon the grant of a performance award. Upon payment of the performance award, the participant will recognize ordinary income in an amount equal to the cash received or, if the performance award is payable in common stock, the fair market value of the common stock received. When the participant recognizes ordinary income upon payment of a performance award, the Company generally will be entitled to a tax deduction in the same amount.

Consequences of Change of Control. If a change of control of the Company (i) causes awards under the Amended and Restated Plan to accelerate vesting or (ii) is deemed to result in the attainment of performance goals, the participants could, in some cases, be considered to have received "excess parachute payments," which could subject participants to a 20% excise tax on such excess parachute payments and result in a disallowance of the Company’s deductions under Section 280G of the Code.

Section 409A. Section 409A of the Code ("Section 409A") applies to compensation that individuals earn in one year but that is not paid until a future year. This is referred to as nonqualified deferred compensation. Section 409A, however, does not apply to qualified plans (such as a Section 401(k) plan) and certain welfare benefits. If deferred compensation covered by Section 409A meets the requirements of Section 409A, then Section 409A has no effect on the participant’s taxes, and the compensation is taxed in the same manner as it would be taxed if it were not covered by Section 409A. If a deferred compensation arrangement does not meet the requirements of Section 409A, the compensation is subject to accelerated taxation in the year in which such compensation is no longer subject to a substantial risk of forfeiture and certain additional taxes, interest and penalties, including a 20% additional income tax. Section 409A has no effect on FICA (Social Security and Medicare) tax.

Awards of stock options, SARs, restricted units and performance awards under the Amended and Restated Plan may, in some cases, result in the deferral of compensation that is subject to the requirements of Section 409A. Awards under the Amended and Restated Plan are intended to comply with Section 409A, the regulations issued thereunder or an exception thereto. However, Section 409A of the Code may impose upon a participant certain taxes or interest charges for which the participant is responsible.

New Plan Benefits. Awards under the Amended and Restated Plan are made by the Administrator in its discretion and depend on a number of factors. Generally, the future awards that would be received under the Amended and Restated Plan by our executive officers, other employees, non-employee directors and consultants are discretionary and the specific amounts and types of awards that may be awarded under the Amended and Restated Plan in the future are therefore not determinable at this time. The equity awards granted to our Named Executive Officers under the 2012 Plan for fiscal 2020 are set forth in the Grants of Plan-Based Awards table beginning on page 46 of this proxy statement.

60 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Item 6—Approval of Amendment and Restatement of the 2012 Stock and Incentive Plan (as Amended and Restated) (continued)
Because our executive officers and non-employee directors are eligible to receive awards under the 2012 Plan and will continue to be eligible to receive awards under the Amended and Restated Plan, if it is approved by the Company's stockholders at the Annual Meeting, they may be deemed to have a personal interest in the approval of this Item 6.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2012 STOCK AND INCENTIVE PLAN (AS AMENDED AND RESTATED) TO INCREASE THE NUMBER OF AUTHORIZED SHARES RESERVED FOR ISSUANCE UNDER THE PLAN AND ELIMINATE CERTAIN PROVISIONS RELATED TO PERFORMANCE-BASED COMPENSATION.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders 61

Additional Information
Other Matters. As of the date of this proxy statement, we know of no business that will be presented for consideration at the 2021 Annual Meeting other than the items referred to herein. If any other matter is properly brought before the 2021 Annual Meeting for action by our stockholders, proxies properly provided to the Company will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
"Householding" of Proxy Materials. The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify either (i) your broker if your shares are held in a brokerage account or (ii) us if you hold registered shares. We will deliver promptly, upon written or oral request, a separate copy of the annual report or proxy statement, as applicable, to a security holder at a shared address to which a single copy of the documents was delivered. You can notify us by sending a written request to the attention of Investor Relations, Dick’s Sporting Goods, Inc., 345 Court Street, Coraopolis, PA 15108 or calling us at (724) 273-3400 if you would like to receive separate copies of mailed materials relating to future meetings, or you are sharing an address and wish to request delivery of a single copy of mailed materials if you currently receive multiple copies.
Advance Notice Procedures. Under our bylaws, no business may be presented by any stockholder before an Annual Meeting unless it is properly presented before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to our Corporate Secretary, Legal Department, Dick’s Sporting Goods, Inc., 345 Court Street, Coraopolis, PA 15108, containing certain information specified in our bylaws about the stockholder and the proposed action, at least 150 days prior to the anniversary date of the preceding year’s Annual Meeting — that is, with respect to the 2022 Annual Meeting, by January 10, 2022. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement, as discussed below.
Stockholder Proposals for Inclusion in the Company’s Proxy Materials Relating to the 2022 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the Company’s proxy materials for the Annual Meeting of Stockholders in 2022 may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, such proposals must be received by the Company not less than 120 calendar days before the anniversary date of the Company’s delivery of its proxy statement materials to stockholders in connection with the previous year’s Annual Meeting. Therefore, for the 2022 Annual Meeting, such proposals must be received by the Company no later than December 29, 2021. Proposals should be sent to the attention of the Corporate Secretary, Legal Department, Dick’s Sporting Goods, Inc., 345 Court Street, Coraopolis, PA 15108.
Proxy Solicitation and Costs. The proxies being solicited hereby are being solicited by the Board of Directors of the Company. The cost of soliciting proxies will be borne by the Company. We have not retained an outside firm to aid in the solicitation. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

62 Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Appendix A

DICK’S SPORTING GOODS, INC.

PROPOSED AMENDMENT TO Amended and Restated Certificate of Incorporation, as Amended,
to Provide for the Annual Election of Directors and Eliminate the Classified Board Structure

Section 5.2 of Article THIRD is hereby amended as shown below (with deletions highlighted in strike-through text and additions highlighted in underlined text):

5.2. The Board of Directors shall be divided into three classes designated as Class A, Class B and Class C, respectively until the Corporation’s annual meeting of stockholders to be held in 2023. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. Class A Directors shall be elected at the annual meeting of stockholders to be held in 2021 for a one-year term, and they and any successors shall stand for re-election at the annual meeting of stockholders to be held in 2022; Class B Directors shall serve out their current three-year terms, and they and any successors shall stand for re-election to a one-year term at the annual meeting of stockholders in 2022; Class C Directors shall serve out their current three-year terms, and they and any successors shall stand for re-election to a one-year term at the annual meeting of stockholders in 2023. At each annual meeting of the stockholders commencing with the annual meeting of stockholders to be held in 2023, each director shall be elected for a one-year term, and, from that point forward, each director shall have a one-year term and shall hold office until his or her term expires at the following annual meeting of stockholders and until his or her successor shall have been duly elected and qualified, subject to his or her earlier death, resignation or removal. So long as the Board of Directors is classified, each ~~Each~~ class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors~~. At the annual meeting of stockholders in calendar 2003, the term of office of the Class A directors shall expire and Class A directors shall be elected for a full term of three years. At the annual meeting of stockholders in calendar 2004, the term of office of the Class B directors shall expire and Class B directors shall be elected for a full term of three years. At the annual meeting of stockholders in calendar 2005, the term of office of the Class C directors shall expire and Class C directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose term expire at such annual meeting. If~~, and if the number of directors is changed any increase or decrease shall be apportioned among the classes, for such period as they may continue to exist, so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. ~~So long as any shares of Class B Common Stock are outstanding, a~~Any or all of the directors may be removed with or without cause by the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes entitled to be cast at a meeting of the stockholders to elect directors. ~~If no shares of Class B Common Stock are outstanding, directors may only be removed for cause by the stockholders.~~ Elections of directors need not be by written ballot except and to the extent provided in the By-laws of the Corporation. No stockholder will be permitted to cumulate votes at any election of directors.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders A

Appendix B

DICK’S SPORTING GOODS, INC.

PROPOSED AMENDMENT TO Amended and Restated Certificate of Incorporation, as Amended,
to increase the maximum number of directors to 13

Section 5.1 of Article THIRD is hereby amended as shown below (with deletions highlighted in strike-through text and additions highlighted in underlined text):

5.1 Number of Directors. The number of Directors shall be such members as set forth or determined in the By-laws; provided that the number of Directors shall not be less than three nor more than ~~11~~13. The use of the phrase “Entire Board” refers to the total number of directors in office, whether or not present at a meeting of the Board, but disregarding vacancies.

B Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Appendix C
Non-GAAP Financial Measures
In addition to reporting the Company's financial results calculated in accordance with generally accepted accounting principles ("GAAP"), the Company reports certain financial results that differ from what is reported under GAAP. These non-GAAP financial measures include non-GAAP earnings per diluted share, non-GAAP income before taxes ("EBT"), and non-GAAP diluted shares outstanding. Management believes that excluding non-cash debt discount amortization from its convertible senior notes and including the share impact from the convertible note hedge is useful to investors because it provides a more complete view of the economics of the transaction. Management also believes non-GAAP financial measures provide investors with useful supplemental information to evaluate the Company’s ongoing operations and to compare with past and future periods. Furthermore, management uses certain non-GAAP measures internally for forecasting, budgeting, and measuring its operating performance, and management’s annual incentive compensation is derived, in part, on non-GAAP EBT. These measures should be viewed as supplementing, and not as an alternative or substitute for, the Company's financial results prepared in accordance with GAAP. The methods used by the Company to calculate its non-GAAP financial measures may differ significantly from methods used by other companies to compute similar measures. As a result, any non-GAAP financial measures presented herein may not be comparable to similar measures provided by other companies. A reconciliation of the Company's non-GAAP measures to the most directly comparable GAAP financial measures are provided below.

Earnings per diluted share vs. Non-GAAP earnings per diluted share

	Fiscal 2020 52 Weeks Ended January 30, 2021
	Income from operations	Interest expense	Income before income taxes	Net income	Weighted average diluted shares	Earnings per diluted share
GAAP Basis	$741,477	$48,812	$711,735	$530,251	92,639	$5.72
% of Net Sales	7.74%	0.51%	7.43%	5.53%
Convertible senior notes	—	(21,581)	21,581	15,970	(3,460)
Non-GAAP Basis	$741,477	$27,231	$733,316	$546,221	$89,179	$6.12
% of Net Sales	7.74%	0.28%	7.65%	5.70%
Fiscal 2020 included $21.6 million of non-cash amortization of the debt discount on $575 million of convertible senior notes due 2025 (“Convertible Senior Notes”) issued in 2020, and 3.5 million diluted shares that will be offset at settlement by shares delivered from the convertible note hedge purchased in connection with their issuance. The provision for income taxes for the aforementioned adjustments were calculated at 26%, which approximated the Company's blended tax rate.

	Fiscal 2019 52 Weeks Ended February 1, 2020
	Gross profit	Selling, general and administrative expenses	Income from operations	Gain on sale of subsidiaries	Income before income taxes	Net income	Earnings per diluted share
GAAP Basis	$2,554,558	$2,173,677	$375,613	$(33,779)	$407,704	$297,462	$3.34
% of Net Sales	29.19%	24.84%	4.29%	(0.39)%	4.66%	3.40%
Hunt restructuring charges	13,135	(44,588)	57,723	—	57,723	50,072
Gain on sale of subsidiaries	—	—	—	33,779	(33,779)	(24,996)
Other asset impairments	—	(15,253)	15,253	—	15,253	11,287
Litigation contingency settlement	—	6,411	(6,411)	—	(6,411)	(4,744)
Non-GAAP Basis	$2,567,693	$2,120,247	$442,178	$—	$440,490	$329,081	$3.69
% of Net Sales	29.34%	24.23%	5.05%	—%	5.03%	3.76%
During fiscal 2019, the Company recorded a pre-tax charge of $57.7 million related to the restructuring of the hunt business, which included a trademark impairment of $28.3 million that was not deductible for tax purposes. The Company also recorded a pre-tax non-cash impairment charge of $15.3 million to reduce the carrying value of a corporate aircraft to its current fair market value, which was subsequently sold. These charges were offset by a pre-tax gain of $33.8 million related to the sale of two technology subsidiaries and a pre-tax benefit of $6.4 million resulting from the favorable settlement of a
Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders C-i

Appendix C (continued)
litigation contingency that was originally accrued in fiscal 2017. The provision for income taxes for the aforementioned adjustments were calculated at the Company's approximated blended tax rate, unless otherwise noted.

Non-GAAP earnings per diluted share has not been provided for 2018, and therefore no reconciliation is required.

	Fiscal 2017 53 Weeks Ended February 3, 2018
	Cost of goods sold	Selling, general and administrative expenses	Pre-opening expenses	Other income	Income before income taxes	Net income	Earnings per diluted share
GAAP Basis	$6,101,412	$1,982,363	$29,123	$(31,810)	$501,337	$323,445	$3.01
% of Net Sales	71.03%	23.08%	0.34%	(0.37)%	5.84%	3.77%
Corporate restructuring charge	—	(7,077)	—	—	7,077	4,388
TSA conversion costs	—	—	(3,474)	—	3,474	2,154
Contract termination payment	—	—	—	12,000	(12,000)	(12,000)
Sales tax refund	—	—	—	8,104	(8,104)	(5,024)
Loyalty program enhancement costs	(11,478)	—	—	—	11,478	7,231
Litigation contingency	—	(6,592)	—	—	6,592	4,153
Tax Act impact	—	—	—	—	—	(24)
Non-GAAP Basis	$6,089,934	$1,968,694	$25,649	$(11,706)	$509,854	$324,323	$3.01
% of Net Sales	70.89%	22.92%	0.30%	(0.14)%	5.94%	3.78%

During the first quarter of 2017, the Company recorded pre-tax conversion costs of $3.5 million to convert former TSA stores to Dick's Sporting Goods stores. During the second quarter of 2017, the Company recorded pre-tax charges of $7.1 million for severance, other employee-related costs and asset write-downs related to a corporate restructuring. The Company also recorded $12.0 million of pre-tax income for the receipt of a contract termination payment, for which there was no related tax expense as the Company utilized net capital loss carryforwards that were previously subject to a valuation allowance. During the third quarter of 2017, the Company received $8.1 million of pre-tax income for a multi-year sales tax refund. During the fourth quarter of 2017, the Company incurred $11.5 million for pre-tax transition costs to enhance the Company's Scorecard loyalty program, and $6.6 million in pre-tax charges related to a litigation contingency. The provision for income taxes for the aforementioned adjustments were calculated at the Company's approximated blended tax rate, unless otherwise noted.

C-ii Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Appendix C (continued)

	Fiscal 2016 52 Weeks Ended January 28, 2017
	Cost of goods sold	Selling, general and administrative expenses	Pre-opening expenses	Income before income taxes	Net income	Earnings per diluted share
GAAP Basis	$5,556,198	$1,875,643	$40,286	$458,422	$287,396	$2.56
% of Net sales	70.14%	23.68%	0.51%	5.79%	3.63%
Inventory write-down	(46,379)	—	—	46,379	28,755
Non-cash impairment and store closing charge	—	(32,821)	—	32,821	20,349
Non-operating asset impairment	—	(7,707)	—	7,707	4,778
TSA and Golfsmith conversion costs	—	(8,545)	(5,102)	13,647	8,461
Non-GAAP Basis	$5,509,819	$1,826,570	$35,184	$558,976	$349,739	$3.12
% of Net sales	69.55%	23.06%	0.44%	7.06%	4.41%
During the third quarter of 2016, the Company recorded pre-tax conversion costs of $7.6 million to convert former TSA stores to Dick's Sporting Goods stores. During the fourth quarter of 2016, the Company recorded a pre-tax inventory write-down of $46.4 million in connection with the Company's implementation of its new merchandising strategy, a pre-tax non-cash impairment charge of $32.9 million for store assets and store closing charges primarily for ten Golf Galaxy stores in overlapping trade areas with acquired Golfsmith stores, a pre-tax non-cash impairment charge of $7.7 million to reduce the carrying value of a corporate aircraft held for sale to its fair market value, and pre-tax conversion costs of $6.0 million to convert former TSA and Golfsmith stores to Dick's Sporting Goods and Golf Galaxy stores. The provision for income taxes for the aforementioned adjustments were calculated at 38%, which approximated the Company's blended tax rate.

Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders C-iii

Appendix D
DICK’S SPORTING GOODS, INC.
PROPOSED AMENDED AND RESTATED
2012 STOCK AND INCENTIVE PLAN
(WITH DELETIONS FROM THE CURRENT 2012 STOCK AND INCENTIVE PLAN (AS AMENDED AND RESTATED) HIGHLIGHTED IN STRIKE-THROUGH TEXT AND ADDITIONS HIGHLIGHTED IN UNDERLINED TEXT)

1.Purposes of this Plan. The purposes of this Plan are to attract and retain officers, other employees, directors, and consultants of Dick’s Sporting Goods, Inc. and its subsidiaries who are important to the success and growth of the business of the Company by providing such persons incentives and rewards for performance to help to further align such persons’ interests with those of the stockholders of the Company and to promote the success of the Company’s business.
2.Certain Definitions. As used herein and, except as otherwise defined in an Award Agreement, the following definitions shall apply:
(a)“Administrator” means the Board, the Committee or any subcommittee or other committee appointed by the Board or Committee to administer, and grant Awards under, this Plan; provided, however, that the Board in its sole discretion may, notwithstanding the appointment of any committee or subcommittee to administer this Plan, exercise any authority under this Plan ~~except with respect to awards intended to comply with Section 162(m), which shall in all cases be awarded and administered by the Committee (or its designated subcommittee)~~.
(b)“Award” means any Incentive Bonus Award, Option, other stock-based awards, Performance Share Award, Performance Unit Award, Restricted Stock Award, Restricted Unit Award, SAR or Stock Unit Award granted under this Plan.
(c)“Award Agreement” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof.
(d)“Board” means the Board of Directors of the Company.
(e)“Change in Control” means (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than a Class B Permitted Holder (as such term is defined in the Company’s Amended and Restated Certificate of Incorporation) through a tender offer, open market purchases and/or other purchases is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities or (ii) a majority of the Board shall be comprised of persons who (A) were elected in one or more contested elections of the Board (including through the use of any proxy access procedures included in the Company’s organizational documents), and (B) had not been nominated by the Board when they were first elected by the then existing Board, (iii) a merger or consolidation of the Company with or into another corporation is effected, other than a merger or consolidation (A) that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as herein defined) acquires more than 50% of the combined voting power of the Company’s then outstanding securities, or (v) the Company consummates (A) a plan of liquidation, dissolution or winding up of the Company or (B) the sale of all or substantially all of the Company’s assets. Notwithstanding the foregoing or any provision of this Plan to the contrary, if an Award is subject to Section 162(m) or Section 409A (and not excepted therefrom) and a Change in Control is a distribution event for purposes of an Award, the foregoing definition of Change in Control shall be interpreted, administered, limited and construed in a manner necessary to ensure that the occurrence of any such event shall result in a Change in Control only if such event qualifies as a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation, as applicable, within the meaning of Treas. Reg. § 1.409A-3(i)(5) or ~~Code~~ Section 162(m), as applicable.
(f)“Common Stock” means the Common Stock, par value $.01 per share, of the Company.
(g)“Class B Common Stock” means the Class B Common Stock, par value $.01 per share, of the Company.
(h)“Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provisions.
D-i    Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Appendix D (continued)
(i)“Committee” means the Compensation Committee of the Board, or any successor committee or subcommittee formed by the Committee thereto, and/or such other committee of the Board as is appointed or designated by the Board to administer this Plan (or any part hereof) or is otherwise identified in the Company’s corporate governance documents as being responsible for determining the compensatory arrangements of certain Participants, and, except as the Board or the Committee may otherwise determine, that consists of two or more non-employee members of the Board, each of whom is (i) a “Non-Employee Director’ within the meaning of Rule 16b-3 of the Exchange Act, ~~(ii) an “outside director” within the meaning of Section 162(m), and (iii)~~and (ii) an “independent director” for purposes of the rules and regulations of the New York Stock Exchange.
(j)“Company Common Stock” means the Common Stock or the Class B Common Stock of the Company, as the case may be.
(k)“Company” means Dick’s Sporting Goods, Inc., a Delaware corporation.
(l)“Consultant” means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary of the Company to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.
(m)“Continuous Status” means the absence of any interruption or termination of the employment and/or service relationship by the Employee, Non-Employee Director or Consultant with the Company or any Parent or Subsidiary of the Company. Continuous Status shall not be considered interrupted in the case of: (i) approved medical, disability, or family leave; (ii) military leave; (iii) any other approved leave of absence, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) transfers between locations of the Company or between any of the Company, a Parent or Subsidiary of the Company or any successor of the foregoing; or (v) change in status from an Employee, Non-Employee Director and/or Consultant without interruption of service to the Company or any Parent or Subsidiary of the Company in any such capacities.
(n)“Eligible Individual” means any Employee, Non-Employee Director or Consultant.
(o)“Employee” means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company or any prospective employee who shall have received an offer of employment. The payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company. An Employee shall not include: (i) any individual during any period he or she is classified or treated by the Company or any Parent or Subsidiary of the Company as an independent contractor, (ii) any leased employee or (iii) any employee of an employment, consulting, staffing or temporary agency or any other entity other than the Company or any Parent or Subsidiary of the Company, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as, a common-law employee of the Company or any Parent or Subsidiary of the Company during such period.
(p)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
(q)“Fair Market Value” means, as of any date, the value of the applicable class of Company Common Stock determined as follows:
(i)if such class of Company Common Stock is listed on any established stock exchange or a national market system reporting last sale transactions, its Fair Market Value shall be the closing sale price for such stock (or the closing bid, if no sales were reported) on the last completed market trading day prior to the applicable time of determination (as determined by the Administrator) as reported by such stock exchange or national market system; or
(ii)if such class of Company Common Stock is quoted on any electronic inter-dealer quotation system (but not on a last reported sale basis) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low closing asked prices for the Company Common Stock for the last completed market trading day prior to the applicable time of determination (as determined by the Administrator) as reported in any source as the Administrator deems reliable; or
(iii)in the absence of an established market for such class of Company Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.
For purposes of this Plan, the Class B Common Stock shall be deemed to have the same value per share as the Common Stock unless the value of the Class B Common Stock is determinable in accordance with subparagraphs (i) or (ii) above.
Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders    D-ii

Appendix D (continued)
(r)“GAAP” means the U.S. Generally Accepted Accounting Principles.
(s)“Grant Price” means the price established at the time of grant of a SAR pursuant to Section 8, used to determine whether there is any payment due upon exercise of the SAR.
(t)“Incentive Bonus Award” means the opportunity to earn a future cash payment tied to the level of achievement with respect to one or more ~~Qualifying~~ Performance Criteria for a performance period as established by the Administrator.
(u)“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
(v)“Non-Employee Director” means a member of the Board who is not an employee of the Company or any Parent or Subsidiary of the Company.
(w)“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
(x)“Option” means a right to purchase Shares granted pursuant to this Plan.
(y)“Optioned Stock” means the Shares subject to an Option.
(z)“Optionee” means a Participant who holds an Option.
(aa)“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(bb) “Participant” means any person who has an Award under this Plan, including any person (including any estate) to whom an Award has been assigned or transferred in accordance with this Plan.
(cc) “Performance Criteria” may include, without limitation, any one or more of the following: (a) cash flow (including, without limitation, net cash flow, free cash flow, cash flow return on investment, operating cash flow and cash flow per share), (b) earnings or earnings per share (including, without limitation, net earnings, retained earnings, earnings from operations, pre- or after-tax earnings, earnings before taxes, earnings before interest and taxes, and earnings before interest, taxes, depreciation, and amortization or other variations thereof), (c) measures of valuation (including, without limitation, stock price, market capitalization, book value, book value per share, and enterprise value), (d) shareholder return, (e) revenue (including, without limitation, gross revenue or net revenue), (f) income or net income (including, without limitation, operating income, net operating income, adjusted net income, and pre- or after-tax income), (g) gross or net profit (including, without limitation, operating profit, net operating profit, economic profit and pre- or after-tax profit), (h) margin (including measurements such as, mark-ups, mark-downs, and mix, and whether based on profit, operations, sales or other determining criteria), (i) return (including, without limitation, operating revenue, capital employed, inventory, invested capital, investment, equity, assets or net assets), (j) market share (including, without limitation, market penetration and geographic expansion), (k) sales (including, without limitation, gross sales, net sales, unit sales, sales per square foot, sales per employee, comparable sales and comparable store sales), (l) inventory-related metrics (including, without limitation, inventory turn, shrink, backlog and obsolescence), (m) transaction-related metrics (including, without limitation, average sale per transaction, conversion measures, average unit retail, and units per transaction), (n) employee-related metrics (including, without limitation, staffing, training, development, diversity, retention and attrition metrics), (o) productivity, (p) customer-related criteria (including, without limitation, service level, acquisition, loyalty program, satisfaction, retention, conversion, customer lists, and traffic metrics), (q) successful completion of Company-specific tasks (including, without limitation, project implementations, project milestones, product development, new concept development, new store openings, store closings, acquisitions, divestitures, synergies, successful conversions and integrations), (r) expenses (including, without limitation, selling, general, and administrative and other operating expenses), (s) cost of goods sold, (t) operating ratio, (u) dividends, (v) balance sheet measurements (including, but not limited to, cash, working capital, and debt), (w) cash return on assets, (x) credit rating and (y) economic value added. Performance Criteria may be applied to either the Company as a whole or to a business unit, division or subsidiary, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, on a GAAP or non-GAAP basis, in each case as specified by the Award.
The Administrator shall determine the manner of calculating Performance Criteria, including whether to include or exclude the effects of certain events, including but not limited to, any of the following events: (i) asset write-downs; (ii) charges associated with store closings; (iii) litigation or claim judgments or settlements (including, without limitation, any tax settlement paid to a tax authority); (iv) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (v) discontinued operations; (vi) expenses or losses related to any recapitalization, reorganization, restructuring, mergers and acquisitions (including integration costs), divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporate costs
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Appendix D (continued)
(including losses attributable to acquired companies and their operations); (vii) expenses for productivity initiatives; (viii) non-cash items, such as amortization, depreciation, or reserves; (ix) currency fluctuations and/or foreign exchange losses; (x) items that are outside the scope of the Company’s core, on-going business activities or other non-operating items; (xi) items relating to major licensing or partnership arrangements; (xii) financing activities; (xiii) impairment charges related to goodwill or other intangible assets; (xiv) unrealized losses on investments in debt and equity securities; (xv) any loss recognized as a result of derivative instrument transactions or other hedging activities; (xvi) stock-based compensation charges; (xvii) any charges associated with the early retirement of debt; (xviii) pension curtailment or settlement charges; (xix) any infrequent and/or non-recurring items, as described (A) in Accounting Principles Board Opinion No. 30 and/or (B) in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; and (xx) expenses identified in a press release or conference call, publicly announced by the Company, relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.
(dd) “Performance Share Award” means a grant of a right to receive Shares or Stock Units contingent on the achievement of performance or other objectives during a specified period.
~~(dd)~~(ee) “Performance Unit Award” means a grant of a right to receive a designated dollar value amount of Shares or Stock Units contingent on the achievement of performance or other objectives during a specified period.
~~(ee)~~(ff) “Plan” means this 2012 Stock and Incentive Plan, as the same may be amended and restated.
~~(ff)~~(gg) “Prior Plans” means the Company’s Amended and Restated 2002 Stock and Incentive Plan, the Golf Galaxy, Inc. 1996 Stock Option and Incentive Plan and the Golf Galaxy, Inc. 2004 Stock Incentive Plan.
~~(gg) “Qualifying Performance Criteria” means any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, division or subsidiary, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, on a GAAP or non-GAAP basis, in each case as specified by the Award: (a) cash flow (including, without limitation, net cash flow, free cash flow, cash flow return on investment, operating cash flow and cash flow per share), (b) earnings or earnings per share (including, without limitation, net earnings, retained earnings, earnings from operations, pre- or after-tax earnings, earnings before taxes, earnings before interest and taxes, and earnings before interest, taxes, depreciation, and amortization or other variations thereof), (c) measures of valuation (including, without limitation, stock price, market capitalization, book value, book value per share, and enterprise value), (d) shareholder return, (e) revenue (including, without limitation, gross revenue or net revenue), (f) income or net income (including, without limitation, operating income, net operating income, adjusted net income, and pre- or after-tax income), (g) gross or net profit (including, without limitation, operating profit, net operating profit, economic profit and pre- or after-tax profit), (h) margin (including measurements such as, mark-ups, mark-downs, and mix, and whether based on profit, operations, sales or other determining criteria), (i) return (including, without limitation, operating revenue, capital employed, inventory, invested capital, investment, equity, assets or net assets), (j) market share (including, without limitation, market penetration and geographic expansion), (k) sales (including, without limitation, gross sales, net sales, unit sales, sales per square foot, sales per employee, comparable sales and comparable store sales), (l) inventory-related metrics (including, without limitation, inventory turn, shrink, backlog and obsolescence), (m) transaction-related metrics (including, without limitation, average sale per transaction, conversion measures, average unit retail, and units per transaction), (n) employee-related metrics (including, without limitation, staffing, training, development, diversity, retention and attrition metrics), (o) productivity, (p) customer-related criteria (including, without limitation, service level, acquisition, loyalty program, satisfaction, retention, conversion, customer lists, and traffic metrics), (q) successful completion of Company-specific tasks (including, without limitation, project implementations, project milestones, product development, new concept development, new store openings, store closings, acquisitions, divestitures, synergies, successful conversions and integrations), (r) expenses (including, without limitation, selling, general, and administrative and other operating expenses), (s) cost of goods sold, (t) operating ratio, (u) dividends, (v) balance sheet measurements (including, but not limited to, cash, working capital, and debt), (w) cash return on assets, (x) credit rating and (y) economic value added.~~
 ~~The Administrator shall objectively define the manner of calculating the Qualifying Performing Criteria it selects for use for an Award at the time of grant, or at such other time as not prohibited by Section 162(m), including the extent to which the Qualifying Performance Criteria for an Award shall be adjusted to include or exclude the effects of certain events, including but not limited to, any of the following events: (i) asset write-downs; (ii) charges associated with store closings; (iii) litigation or claim judgments or settlements (including, without limitation, any tax settlement paid to a tax authority); (iv) the effect of changes in tax law, accounting principles or other such laws or~~
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~~provisions affecting reported results; (v) discontinued operations; (vi) expenses or losses related to any recapitalization, reorganization, restructuring, mergers and acquisitions (including integration costs), divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporate costs (including losses attributable to acquired companies and their operations); (vii) expenses for productivity initiatives; (viii) non-cash items, such as amortization, depreciation, or reserves; (ix) currency fluctuations and/or foreign exchange losses; (x) items that are outside the scope of the Company’s core, on-going business activities or other non-operating items; (xi) items relating to major licensing or partnership arrangements; (xii) financing activities; (xiii) impairment charges related to goodwill or other intangible assets; (xiv) unrealized losses on investments in debt and equity securities; (xv) any loss recognized as a result of derivative instrument transactions or other hedging activities; (xvi) stock-based compensation charges; (xvii) any charges associated with the early retirement of debt; (xviii) pension curtailment or settlement charges; (xix) any infrequent and/or non-recurring items, as described (A) in Accounting Principles Board Opinion No. 30 and/or (B) in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; and (xx) expenses identified in a press release or conference call, publicly announced by the Company, relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.~~
(hh) “Restricted Stock Award” means a grant of Shares subject to a risk of forfeiture or other restrictions as the Administrator, in its sole discretion, may impose (including, without limitation, any forfeiture provisions and any restriction on the right to vote such Shares, or to receive any dividends with respect to such Shares), which restrictions may lapse separately or in combination, or upon the achievement of one or more goals relating to completion of service by the Participant, or upon achievement of performance or other objectives, which may include one or more ~~Qualifying~~ Performance Criteria, at such time or times, in installments or otherwise, as determined by the Administrator.
(ii) “Restricted Unit Award” means a grant of Stock Unit subject to a risk of forfeiture or other restrictions as the Administrator, in its sole discretion, may impose (including, without limitation, any forfeiture provisions), which restrictions may lapse separately or in combination, or upon the achievement of one or more goals relating to completion of service by the Participant, or upon achievement of performance or other objectives, which may include one or more ~~Qualifying~~ Performance Criteria, at such time or times, in installments or otherwise, as determined by the Administrator.
(jj) “SAR” means a stock appreciation right, which is the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment, as adjusted in accordance with Section 13 of this Plan, payable in cash, Shares or Stock Units as determined by the Administrator.
(kk) “Section 162(m)” means Section 162(m) of the Code, and the regulations, judicial interpretations and other binding guidance promulgated thereunder.
(ll) “Section 409A” means Section 409A of the Code, and the regulations, judicial interpretations and other binding guidance promulgated thereunder.
(mm) “Separation from Service” and “Separate from Service” means the Participant’s death, retirement or other termination of employment or service with the Company or Parent or Subsidiary of the Company (including all persons treated as a single employer under Section 414(b) and 414(c) of the Code) that constitutes a “separation from service” (within the meaning of Section 409A). For purposes hereof, the determination of controlled group members shall be made pursuant to the provisions of Section 414(b) and 414(c) of the Code; provided that the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears in Section 1563(a)(1),(2) and (3) of the Code and Treas. Reg. § 1.414(c)-2; provided, further, where legitimate business reasons exist (within the meaning of Treas. Reg. § 1.409A-1(h)(3)), the language “at least 20 percent” shall be used instead of “at least 80 percent” in each place it appears. Whether a Participant has experienced a Separation from Service will be determined based on all of the facts and circumstances in accordance with the guidance issued under Section 409A of the Code, to the extent not inconsistent therewith, the terms of this Plan.
(nn) “Share” means a share of Company Common Stock, as adjusted in accordance with Section 13 of this Plan.
(oo) “Specified Employee” means a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of the Company as determined in accordance with Section 409A and the procedures established by the Company.
(pp) “Stock Unit” means the right to receive a Share or the cash equivalent of a Share at a future point in time.
(qq) “Stock Unit Award” means the grant of a Stock Unit.
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(rr) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(ss) “10% Stockholder” means an employee of the Company or its Subsidiary who, as of the date on which an Incentive Stock Option is granted to such employee, owns more than ten percent (10%) of the total combined voting power of all classes of shares of Common Stock then issued by the Company or any of its Subsidiaries.
3.Shares Subject to this Plan.
(a)Subject to the provisions of Section 13 of this Plan, the maximum aggregate number of Shares which may be issued under this Plan (from its original inception in 2012) shall be:
(i)    12,500,000 (consisting of 5,000,000 Shares approved by the Company's stockholders in 2012 and 7,500,000 Shares approved by the Company's stockholders in 2021), plus
(ii)    Any Shares available under the Prior Plans, and any Shares subject to outstanding awards granted under the Prior Plans, that cease for any reason to be subject to such awards (other than as provided in Section 3(b) of this Plan).
The maximum aggregate number of Incentive Stock Options which may be issued under this Plan is 10,000,000. Any Shares under any Award that are granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines (“Substitute Awards”) shall not be applied to reduce the Share limitations of this provision.
(b)The Shares may be: authorized, but unissued Shares; issued Shares that have been reacquired by the Company (otherwise known as treasury Shares); or Shares acquired on the open market specifically for distribution under this Plan, or any combination thereof. Notwithstanding any other provision of this Plan, Awards for Class B Common Stock or Awards for securities convertible or exchangeable into Class B Common Stock may only be issued to a Class B Permitted Holder (as such term is defined in the Company’s Amended and Restated Certificate of Incorporation, as further amended and/or restated).
The aggregate number of Shares available with respect to Awards under this Plan shall be reduced by one (1) Share for each Share to which an Award relates; provided, however, that any Award (or any portion thereof) settled in cash will not be counted against, or have any effect upon, the number of Shares available for issuance under this Plan. If any Shares covered by an Award granted under this Plan, or to which such an Award relates, are forfeited, or an Award (or any portion thereof) otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such forfeiture, termination or cancellation, shall again become Shares with respect to which Awards may be granted; provided, however, that Shares (i) delivered in payment of the exercise price or Grant Price of an Option or SAR, as applicable, (ii) not issued upon the settlement of SARs, (iii) repurchased by the Company using proceeds from Option exercises or (iv) delivered to or withheld by the Company to pay federal, state or local withholding taxes, shall not become available again for issuance under this Plan.
Subject to the provisions of Section 13 of this Plan, no Participant may be granted Stock Options or SARs for more than 3,000,000 Shares in any one fiscal year of the Company under this Plan under this Plan.~~: (i) Stock Options or SARs for more than 3,000,000 Shares in any one fiscal year of the Company; (ii) Performance Share Awards (payable in Shares or cash) that are intended to be performance-based compensation under Section 162(m) of the Code for more than 2,000,000 Shares (based on a maximum Award level on the date of grant) in any one fiscal year of the Company and (iii) Performance Unit Awards (payable in cash) that are intended to be performance-based compensation under Section 162(m) of the Code for more than $15,000,000 (based on a maximum Award level on the date of grant) in any one fiscal year of the Company.~~
Notwithstanding anything in this Plan to the contrary and subject to adjustment pursuant to Section 13 of this Plan, no Non-Employee Director may be granted, in any one fiscal year of the Company, Awards specifically awarded under this Plan with an aggregate maximum value, calculated as of their respective Grant Dates, of more than $500,000.
4.Administration of this Plan.
(a)Authority. Subject to the provisions of this Plan, the Administrator shall have the full and exclusive authority, in its discretion:
(i)to establish, amend and rescind rules and regulations relating to this Plan;
(ii)to select the Eligible Individuals to whom Awards may from time to time be granted hereunder;
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(iii)to determine the amount and type of Awards, including any combination thereof, to be granted to any Eligible Individual;
(iv)to grant Awards to Eligible Individuals and, in connection therewith, to determine the terms and conditions, not inconsistent with the terms of this Plan, of any such Award including, but not limited to, the number of Shares or Stock Units that may be issued or amount of cash that may be paid pursuant to the Award, the exercise or purchase price of any Award, the circumstances under which Awards or any Shares or Stock Units relating thereto are issued, retained, become exercisable or vested, are no longer subject to forfeiture or are terminated, forfeited or expire, including changes resulting from a termination of employment, based, in each case, on such factors as the Administrator shall determine, in its sole discretion;
(v)to determine the Fair Market Value of the Company Common Stock, in accordance with Section 2(q) of this Plan;
(vi)to establish, verify the extent of satisfaction of, adjust, reduce or waive any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;
(vii)to approve forms and terms of Award Agreements for use under this Plan;
(viii)to determine whether and under what circumstances an Award may be settled in cash instead of Shares;
(ix)to determine whether, to what extent and under what circumstances Shares and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);
(x)subject to Sections 13 and 14 hereof, adopt modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company or any Parent or Subsidiary of the Company operates;
(xi)to interpret and construe the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to, or in connection with, this Plan or any Award Agreement, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, to make exceptions to any such provisions in good faith and for the benefit of the Company, and to consult with attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and shall be entitled to rely upon the advice, opinions, or valuations of any such individuals; and
(xii)to make all other determinations deemed necessary or advisable for the administration of this Plan.
Notwithstanding the foregoing and any other provision of this Plan, except for adjustments as provided in Section 13 or in connection with a corporate transaction involving the Company (including, without limitation, any Share dividend, distribution (whether in the form of cash, other Company securities, or other property), stock split, extraordinary cash dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other Company securities, or similar transaction(s)), the terms of outstanding Options or SARs may not be (i) amended to reduce the exercise price or Grant Price of such outstanding Options or SARs, as applicable, or (ii) cancelled in exchange for cash, other Awards or Options or SARs with an exercise price or Grant Price that is less than the exercise price or Grant Price of the original Options or SARs, as applicable, without obtaining stockholder approval.
(b)Effect of Administrator’s Decision. All decisions, determinations, actions and interpretations of the Administrator shall be final and binding on all Participants, the Company, any Parent or Subsidiary of the Company and all other interested individuals or entities.
5.Delegation. The Administrator may delegate to one or more of its members or to one or more officers of the Company and/or any Parent or Subsidiary of the Company or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Administrator or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Administrator or such individuals may have under this Plan. The Administrator may, by resolution, authorize one or more officers of the Company to do the following, among other matters, on the same basis as the Administrator: (a) grant Awards, and designate Employees to be recipients of Awards and (b) determine the size of any such Awards; provided, however, (i) the Administrator shall not delegate to an officer the authority to grant Awards to any Participant who is subject to the reporting requirements of Section 16 of the Exchange Act; (ii) the resolution providing such authorization sets forth the total number of Awards, Shares and/or dollar value such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Administrator regarding the nature and scope of the Awards granted pursuant to the authority delegated.
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6.Term of Plan. This Plan was originally approved by the Company’s stockholders on June 6, 2012, was amended are restated at the Company’s annual meeting of stockholders held on June 7, 2017, and this amended and restated Plan shall become effective, as amended and restated, upon receipt of approval of this Plan, as amended and restated, by the stockholders of the Company at the Company’s annual meeting of stockholders to be held on June ~~7~~9, ~~2017~~2021 (or such other date that a vote on this Plan is held, the “Annual Meeting”). This Plan, as amended and restated, shall continue in effect for a term of ten (10) years therefrom unless sooner terminated under Section 14 of this Plan; provided, however, that this Plan shall remain in effect so long as any Award remains outstanding and as long as necessary to issue any Awards pursuant to commitments entered into prior to the expiration of this Plan. If this Plan, as amended and restated, is not so approved at the Annual Meeting, then this Plan as in effect immediately prior to the Annual Meeting shall remain in effect.
7.Options.
(a)General Terms.
(i)Award Agreement. Each Option grant shall be evidenced by an Award Agreement setting forth the number and kind of Shares that may be issued upon exercise of the Option, the purchase price of each Share, the term of the Option, such additional terms and conditions on the vesting and/or exercisability of an Option as may be determined by the Administrator, any restrictions on the transfer of the Option and forfeiture provisions and such further terms and conditions, in each case, not inconsistent with this Plan, as may be determined from time to time by the Administrator.
(ii)Designation. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. The terms of any Incentive Stock Option granted under this Plan shall be subject in all respects to the provisions of Section 422 of the Code, or any successor provision thereto, and any regulation promulgated thereunder. Notwithstanding such designations, to the extent that an Option does not qualify as an Incentive Stock Option, it shall be treated as a Nonstatutory Stock Option.
(iii)Eligibility. To the extent then required by the Code, including Section 422 thereof, Incentive Stock Options may be granted only to eligible Employees.
(iv)Term of Option. The term of each Option shall be the term stated in the Award Agreement evidencing such Option; provided, however, that, to the extent then required by the Code, in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement and, in the case of an Incentive Stock Option granted to a 10% Stockholder, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement evidencing such Option.
(v)Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:
(A)To the extent then required by the Code, in the case of an Incentive Stock Option:
(1) granted to a 10% Stockholder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant, and
(2) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
(B)In the case of a Nonstatutory Stock Option grant, the per Share exercise price may not be less than 100% of the Fair Market Value per Share as of the date of grant (except in the case of Substitute Awards).
(vi)Payment of Exercise Price. Unless otherwise provided by the Administrator in the Award Agreement, the exercise price of an Option may be paid in one or more of the following: (1) cash or its equivalent, (2) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the exercise price of the Option, (3) delivery of a properly executed exercise notice together with irrevocable instructions to a broker registered under the Exchange Act to promptly deliver to the Company the amount of proceeds required to pay the exercise price, (4) by the Participant electing to pay all or any portion of the aggregate exercise price by having Shares with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company, (5) any combination of the foregoing methods of payment, or (6) any other method approved or accepted by the Administrator in its sole discretion.
(b)Exercise of Options.
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(i)Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement, including performance criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of this Plan. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the Option Award Agreement by the person entitled to exercise such Option and, if an Option is to be exercised, full payment for the Shares with respect to which the Option is exercised has been received by the Company. Until the Shares underlying the Option have been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the appropriate entry is made on the books of the Company or of a duly authorized transfer agent of the Company, except as provided in Section 13 of this Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available under the Option by the number of Shares as to which the Option is exercised.
(ii)Termination of Service. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise an Option in the event of termination of a Participant’s Continuous Status as an Employee, Non-Employee Director or Consultant with the Company or any Parent or Subsidiary of the Company (as the case may be), including termination resulting from voluntary or involuntary termination, permanent and total disability (as defined in Section 22(e)(3) of the Code) or death. In no event will a Participant, as it relates to any Option or SAR, have the right to exercise such Option or SAR later than the expiration date of the term of such Award as set forth in the Award Agreement. The inclusion of such provisions in an Award Agreement shall be determined in the sole discretion of the Administrator, need not be uniform among all Options issued pursuant to this Section 7, and may reflect distinctions based on the reasons for termination. To the extent that such Participant was not entitled to exercise the Option at the date of such termination, or if such Participant does not exercise such Option to the extent so entitled within the time specified in the Award Agreement, the Option shall terminate.
(iii)Buyout Provisions. To the extent not inconsistent with Section 4(a) and/or Section 22 hereof, the Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.
(c)Transferability of Options. Unless otherwise provided by the Administrator and/or set forth in an Award Agreement, no Option may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant. With respect to those Options, if any, that are permitted to be transferred to another individual, references in this Plan to exercise or payment of the Option exercise price by the Participant shall be deemed to include, as determined by the Administrator, the Participant’s permitted transferee.
(d)Restrictions on Share Transferability. The Administrator may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 7 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.
8.SARs.
(a)Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Eligible Individuals at any time and from time to time as shall be determined by the Administrator. Subject to the terms and conditions of this Plan, the Administrator shall have complete discretion in determining the number of SARs granted to each Eligible Individual and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs. The Grant Price for each grant of a SAR shall be determined by the Administrator, and be no less than 100% of the Fair Market Value per Share, as of the date of grant (except in the case of Substitute Awards).
(b)SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Administrator shall determine.
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(c)Term of SAR. The term of a SAR granted under this Plan shall be determined by the Administrator, in its sole discretion, and except as determined otherwise by the Administrator and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.
(d)Exercise and Settlement of SARs. SARs may be exercised upon whatever terms and conditions the Administrator, in its sole discretion, imposes. Upon the exercise of a SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying:
(i)The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by
(ii)The number of Shares with respect to which the SAR is exercised.
The payment upon SAR exercise shall be in cash, Shares or Stock Units, as determined by the Administrator and set forth in the SAR Award Agreement. Until the Shares underlying the SAR have been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares relating to the SAR Award, notwithstanding the exercise of the SAR Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the appropriate entry is made on the books of the Company or of a duly authorized transfer agent of the Company, except as provided in Section 13 of this Plan.
(e)Termination of Service. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise a SAR in the event of termination of a Participant’s Continuous Status as an Employee, Non-Employee Director or Consultant with the Company or any Parent or Subsidiary of the Company (as the case may be), including termination resulting from voluntary or involuntary termination, permanent and total disability (as defined in Section 22(e)(3) of the Code) or death. Such provisions shall be determined in the sole discretion of the Administrator, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all SARs issued pursuant to this Section 8, and may reflect distinctions based on the reasons for termination. To the extent that such Participant was not entitled to exercise the SAR at the date of such termination, or if such Participant does not exercise such SAR to the extent so entitled within the time specified in the Award Agreement, the SAR shall terminate.
(f)Transferability of SARs. Unless otherwise provided by the Administrator and set forth in an Award Agreement, no SAR may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. The terms of the SAR shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant. With respect to those SARs, if any, that are permitted to be transferred to another individual, references in this Plan to exercise or settlement of the SAR by the Participant shall be deemed to include, as determined by the Administrator, the Participant’s permitted transferee.
(g)Restrictions on Share Transferability. The Administrator may impose such restrictions on any Shares acquired pursuant to the settlement of SARs granted under this Article 8 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.
9.Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Unit Awards and Stock Unit Awards.
(a)Awards. Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Unit Awards, or Stock Unit Awards may be issued by the Administrator to Eligible Individuals, either alone, in addition to, or in tandem with other Awards granted under this Plan and/or cash awards made outside of this Plan. Such Awards shall be evidenced by an Award Agreement containing any provisions regarding (i) the number of Shares or Stock Units subject to such Award or a formula for determining such, (ii) the purchase price of the Shares or Stock Units, if any, and the means of payment for the Shares or Stock Units, (iii) the ~~performance criteria and/or Qualifying~~ Performance Criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares or Stock Units granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares or Stock Units as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Shares or Stock Units and (vi) such further terms and conditions, in each case, not inconsistent with this Plan as may be determined from time to time by the Administrator, in its sole discretion.
(b)Vesting. The grant, issuance, retention and/or vesting of Shares or Stock Units pursuant to any Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Unit Awards, or Stock Unit Awards shall occur at such time and in such installments as determined by the Administrator or under criteria established by the
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Administrator. The Administrator shall have the right to make the timing of the grant and/or the issuance, ability to retain and/or vesting of Shares or Stock Units subject to continued employment, passage of time and/or such ~~performance criteria or Qualifying Performance Criteria as deemed appropriate by the Administrator. Notwithstanding anything to the contrary herein, for any Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m), the Committee shall establish and approve in writing (i) the applicable Participants and the performance period, (ii) the performance criteria that are intended to satisfy such requirements, which shall be a measure based on one or more Qualifying Performance Criteria selected by the Committee, (iii) the maximum amounts that may be paid if the Qualifying Performance Criteria are met, and (iv) any other conditions that the Committee deems appropriate and consistent with this Plan and the requirements of Section 162(m) for “performance-based compensation,” in each case, as and to the extent required by Section 162(m). The establishment and approval of all such performance goal(s) that are intended to satisfy the requirements for “performance-based compensation” under Section 162(m) shall be established in writing no later than ninety (90) days (or such shorter or longer period permitted or required by the regulations promulgated under Section 162(m)) after the beginning of the applicable performance period; provided however, that for a performance period of less than one year, the Committee shall take any such actions prior to the lapse of 25% (or such shorter or longer period permitted or required by the regulations promulgated under Section 162(m)) of the performance period and while the attainment of such Qualifying Performance Criteria remains substantially uncertain. The Committee will certify the results and amounts to be paid, if any, for the applicable period under any Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) to all affected Participants after it determines whether and to what extent the Qualifying Performance Criteria have been satisfied.~~Performance Criteria as deemed appropriate by the Administrator.
(c)Discretionary Adjustments. Notwithstanding satisfaction of any ~~performance goals~~ Performance Criteria, the number of Shares or Stock Units granted, issued, retainable and/or vested under a Performance Share Award, Performance Unit Award, Restricted Stock Award, Restricted Unit Award, or Stock Unit Award on account of either financial, operational or similar performance or personal performance evaluations, or some combination of the foregoing, may be reduced by the Committee at any time on the basis of such further considerations as the Committee shall determine. ~~This negative discretion will be exercised in accordance with Section 162(m) for any Qualifying Performance Criteria that are intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m).~~
(d)Voting and Dividend Rights. Unless otherwise determined by the Administrator and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Administrator, Participants holding Shares of Restricted Stock granted hereunder shall be granted the right to exercise full voting rights with respect to those Shares prior to vesting. A Participant shall have no voting rights with respect to any Restricted Units granted hereunder. Dividends declared on any Shares of Restricted Stock for which dividends accrue, to the extent determined by the Administrator, or in connection with dividend equivalents which may apply to Restricted Units, to the extent determined by the Administrator, shall be held by the Company for the benefit of the Participant until such Shares of Restricted Stock or Awards of Restricted Units have vested and been earned (if applicable), and the related Shares or Share equivalents distributed to the Participant by the Company upon the later of such vesting or the Award being earned, if applicable.
(e)Termination of Service. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Unit Awards, or Stock Unit Awards in the event of termination of a Participant’s Continuous Status as an Employee, Non-Employee Director or Consultant with the Company or any Parent or Subsidiary of the Company (as the case may be), including termination resulting from voluntary or involuntary termination, permanent and total disability (as defined in Section 22(e)(3) of the Code) or death. Such provisions shall be determined in the sole discretion of the Administrator, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Unit Awards, or Stock Unit Awards issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.
10.Incentive Bonus Awards. Each Incentive Bonus Award will confer upon the Employee the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period, as established by the Administrator ~~(or in the case of Incentive Bonus Awards subject to Section 162(m), the Committee)~~.
(a)Incentive Bonus Document. The terms of each Incentive Bonus Award shall be determined by the Administrator. ~~The maximum amount payable as a bonus may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of an Incentive Bonus Award granted under this Plan pursuant to this Section 10 for~~
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~~any fiscal year to any Employee that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) shall not exceed $15,000,000.~~
(b)Performance Criteria. The Administrator ~~(or in the case of Incentive Bonus Awards subject to Section 162(m), the Committee)~~ shall establish the ~~performance criteria~~ Performance Criteria and level of achievement versus these criteria that shall determine any minimum, target or maximum amounts payable under an Incentive Bonus Award, which criteria may be based on financial, operational or similar performance, personal performance evaluations, or some combination of the foregoing. ~~The Committee may specify the percentage of the incentive bonus that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m). Notwithstanding anything to the contrary herein, the performance criteria for any portion of an Incentive Bonus Award that is intended by the Committee to satisfy the requirements for “performance-based compensation” under Section 162(m) shall be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified at the time the Incentive Bonus Award is granted. The Committee shall certify the extent to which any Qualifying Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to payment of any incentive bonus that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m).~~
(c)Timing and Form of Payment. The Administrator shall determine the timing of payment of any incentive bonus. The Administrator may provide for or, subject to such terms and conditions as the Administrator may specify, may permit an election for the payment of any incentive bonus to be deferred to a specified date or event. An incentive bonus that is paid in cash shall not affect the number of Shares otherwise available for issuance under this Plan.
(d)Discretionary Adjustments. Notwithstanding satisfaction of any ~~performance goals~~ Performance Criteria, the amount paid under an Incentive Bonus Award on account of any of financial, operational or similar performance, personal performance evaluations, or some combination of the foregoing, may be reduced by the Administrator on the basis of such further considerations as the Administrator shall determine. ~~This negative discretion will be exercised in accordance with Section 162(m), if applicable. The Administrator’s right and ability to alter the governing performance criteria and/or Qualifying Performance Criteria with respect to the need to obtain stockholder approval of such changes shall be determined with reference to the law at the time of the alteration. In addition, in the event that the Administrator determines that it is advisable to grant Awards that shall not qualify as Incentive Bonus Awards, Performance Share Awards or Performance Unit Awards, the Administrator may make such grants without satisfying the requirements of Section 162(m) and base vesting on criteria other than Qualifying Performance Criteria.~~
11.Other Stock-Based Awards. The Administrator shall have authority to grant to Participants other stock-based awards, which shall consist of any right that is (i) not an Award described in Sections 7 through 9 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Administrator to be consistent with the purposes of this Plan, including, without limitation, dividend or dividend equivalent rights, any payments for which will be held for the benefit of the Participant by the Company until the other stock-based award has vested or been deemed earned. Subject to the terms of this Plan and any applicable Award Agreement, the Administrator shall determine the terms and conditions of any such other stock-based award.
12.Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Participants may satisfy withholding obligations as provided in this paragraph. When a Participant incurs tax liability in connection with an Award, which tax liability is subject to tax withholding under applicable tax laws, and the Participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Participant may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is determined (the “Tax Date”).
In the event that the Company elects to make a payment to the Participant in cash upon the exercise of a SAR, the Participant may satisfy the withholding tax obligation by electing to have the Company withhold from such payment the amount required to satisfy such withholding tax obligation.
All elections by a Participant to have Shares or cash withheld for this purpose, as the case may be, shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:
(i)the election must be made on or prior to the applicable Tax Date;
(ii)once made, the election shall be irrevocable; and
(iii)all elections shall be subject to the consent or disapproval of the Administrator.
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In the event the election to have Shares or cash withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares or full amount of cash, as the case may be, with respect to which the Award is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares, or the proper amount of cash, as the case may be, on the Tax Date.
Notwithstanding the foregoing or any provisions of this Plan to the contrary, any broker-assisted cashless exercise shall comply with the requirements of FASB Accounting Standards Codification Topic 718 (and any updates, amendments or successor provisions thereto) and any withholding satisfied through a net-settlement shall be limited to the minimum statutory withholding requirements (except as otherwise approved by the Administrator).
13.Adjustments Upon Changes in Capitalization or Change in Control.
(a)Subject to any required action by the stockholders of the Company, the number of Shares or Stock Units covered by each outstanding Award and the number of Shares which have not yet been issued under this Plan, as well as the purchase price, if any, of each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of Shares resulting from any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company), such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, special cash dividend, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction. The Administrator will also make or provide for such adjustments in the numbers of Shares specified in Section 3 as the Administrator in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 13; provided, however, that any such adjustment will be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail to so qualify. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Notwithstanding the foregoing, with respect to any Award subject to Section ~~162(m) or~~ 409A or Section 422 of the Code, no such adjustment shall be authorized to the extent that such adjustment would cause this Plan or Award to fail to comply with Section ~~162(m) or~~ 409A or Section 422 of the Code.
(b)Except as otherwise provided in an Award Agreement, in the event of a Change in Control, the Administrator may authorize outstanding Awards to be assumed or an equivalent Award be substituted by such successor corporation or a parent or subsidiary of such successor corporation and may assign any Awards to the successor corporation. In the event that such successor corporation does not agree to assume the Awards, or to substitute an equivalent Option or Award, then the Administrator may provide that all outstanding Options or SARs become vested and exercisable, and vesting restrictions on Restricted Stock Awards, Restricted Unit Awards, Performance Share Awards, Performance Unit Awards, Stock Unit Awards and any other Awards lapse. In all cases, the Administrator may make substitutions, adjustments and/or alternative settlements of outstanding Awards, including cashing out Awards, as it deems appropriate and consistent with this Plan’s purposes. Notwithstanding the foregoing, the Administrator, in its sole discretion and to the extent not inconsistent with Section 22 of this Plan, may determine that, in the event of a transaction in which the Company is not the surviving entity, each outstanding Award shall terminate within a specified number of days after notice to the Participant, and such Participant shall receive, with respect to each such Award, cash or other property, including securities of any entity acquiring the Company, in an amount equal to the fair market value of such Award (if any) as determined by the Administrator in its sole discretion. In addition, for each Option or SAR with an exercise price or Grant Price, as the case may be, greater than the consideration offered in connection with any such transaction or event or Change in Control, the Administrator may, in its sole discretion, elect to cancel such Option or SAR without any payment to the person holding such Option or SAR.
If the Administrator makes an Option or SAR fully exercisable hereunder prior to a Change in Control, the Administrator shall notify the Participant that the Option or SAR shall be fully exercisable for a period determined by the Administrator and set forth in the notice, and the Option or SAR will terminate upon the expiration of such period.
For the purposes of this section, the Award shall be considered assumed if, following the merger, the Award confers the right to receive, purchase, or receive the appreciation in Fair Market Value, as the case may be, for each Performance Share Award, Performance Unit Award, Restricted Stock Award, Restricted Unit Award or Stock Unit Award, or Share of stock subject to an Option or SAR immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Company Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the
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Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received for the Awards (upon exercise, vesting, satisfaction of performance conditions or otherwise) to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Company Common Stock in the merger or sale of assets.
Notwithstanding the foregoing, with respect to any Award subject to Section 162(m) or Section 409A, no adjustment or other action shall be authorized to the extent that such adjustment or other action would cause this Plan or Award to fail to comply with Section 162(m) or Section 409A.
14.Amendment and Termination of this Plan.
(a)Amendment and Termination. The Administrator may at any time amend, alter, modify, suspend or discontinue this Plan and any Award Agreement in whole or in part, but no amendment, alteration, suspension or discontinuation shall be made that would materially impair the rights of any Participant under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the New York Stock Exchange or other applicable established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.
(b)Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Administrator may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (it being understood that the events described in Section 13 shall result in mandatory adjustment) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Administrator as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan. Notwithstanding the foregoing, with respect to any Award subject to Section ~~162(m) or~~ 409A or Section 422 of the Code, no such adjustment shall be authorized to the extent that such adjustment would cause this Plan or Award to fail to comply with Section ~~162(m) or~~ 409A or Section 422 of the Code.
(c)Effect of Amendment or Termination. Any such amendment or termination of this Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing or any provision of this Plan or an Award to the contrary, the Administrator may at any time (without the consent of any Participant) modify or amend any or all of the provisions of this Plan or an Award to the extent necessary to conform the provisions of the of this Plan or an Award with Section 409A, Section 162(m) or any present or future law relating to plans of this or similar nature, the regulations issued thereunder or an exception thereto, regardless of whether such modification or amendment of this Plan or an Award shall adversely affect the rights of a Participant.
15.Forfeiture Events; Clawbacks. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company or any Parent or Subsidiary of the Company, violation of material Company, Parent or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or any Parent or Subsidiary of the Company.
In addition, to the extent required by applicable law, any applicable securities exchange listing standards, and/or Company policy, Awards and amounts paid or payable pursuant to or with respect to Awards shall be subject to clawback as determined by the Administrator, which clawback may include forfeiture, repurchase, reimbursement and/or recoupment of Awards and amounts paid or payable pursuant to or with respect to Awards, in each instance, in accordance with the applicable law, listing standard or Company policy. All Awards granted under this Plan, any property, including Shares, received in connection with any exercise or vesting of, or lapse of restriction on, any Awards, and any proceeds received from the disposition of any such property, shall be subject to clawback, whether pursuant to law, securities exchange listing standard and/or Company policy adopted, and amended from time to time, by the Administrator. The Administrator shall have discretion with respect to any clawback to determine whether the Company shall effect any such recovery (i) by seeking repayment from the Participant, (ii) by reducing (subject to applicable law and the terms and conditions of the applicable plan, policy, program or arrangement) the amount that would otherwise be payable to the Participant under any compensatory plan, program or arrangement maintained by the Company, a Parent or a Subsidiary of the Company, (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been
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made in accordance with the Company’s otherwise applicable compensation practices, or (iv) by any combination of the foregoing or otherwise. By accepting Awards under this Plan, Participants agree and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup any Award or amounts paid under this Plan subject to clawback pursuant to such law, securities exchange listing standard or Company policy. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to recover or recoup any Award or amounts paid from a Participant’s accounts, or pending or future compensation or Awards.
16.Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to this Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of the New York Stock Exchange or of any stock exchange upon which the Shares may then be listed.
17.Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
18.Information to Participants. The Company shall make available to each Participant, during the period for which such Participant has one or more Awards outstanding, access to all annual reports and other information that stockholders of the Company are provided access to.
19.No Right to Employment. Neither this Plan nor any Award Agreement shall confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.
20.Rights as a Stockholder. Except as otherwise provided herein or in an applicable Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.
21.Governing Law. The validity, constrictions and effect of this Plan, Award Agreements or other agreements entered into pursuant to this Plan or Award Agreements, and of any rules, regulations, determinations or decisions made by the Administrator relating to this Plan, Award Agreement or such agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the state of Delaware, without regard to its conflict of laws principles.
22.Section 409A. Notwithstanding any provision of this Plan or an Award Agreement to the contrary, if any Award or other benefit provided under this Plan is subject to the provisions of Section 409A, the provisions of this Plan and any applicable Award Agreement shall be administered, interpreted and construed in a manner necessary to comply with Section 409A or an exception thereto (or disregarded to the extent such provision cannot be so administered, interpreted or construed). If an Award or payment under this Plan is subject to Section 409A and not excepted therefrom, then the following provisions shall apply, as and to the extent applicable:
(i)If a Participant is a Specified Employee and a payment to such Participant is due upon Separation from Service, such payment shall be delayed for a period of six (6) months after the date such Participant Separates from Service (or, if earlier, the death of such Participant). Any payment that would otherwise have been due or owing during such six-month period will be paid immediately following the end of the six-month period in the month following the month containing the 6-month anniversary of the date of termination unless another compliant date is specified in the applicable agreement.
(ii)Distributions shall only be made in a manner and upon events that qualify as permissible distribution events for purposes of Section 409A and shall be interpreted and construed accordingly. With respect to payments subject to Section 409A, the Company reserves the right to accelerate and/or defer any payment to the extent permitted and consistent with Section 409A. Whether a Participant has Separated from Service or employment will be determined based on all of the facts and circumstances and, to the extent applicable to any Award or benefit, in accordance with the guidance issued under Section 409A. For this purpose, a Participant will be presumed to have experienced a Separation from Service when the level of bona fide services performed permanently decreases to a level less than twenty percent (20%) of the average level of bona fide services performed during the immediately preceding thirty-six (36) month period or such other applicable period as provided by Section 409A.
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(iii)The Administrator, in its discretion, may specify the conditions under which the payment of all or any portion of any Award may be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms and conditions, as the Administrator shall determine in its discretion, in accordance with the provisions of Section 409A, the regulations and other binding guidance promulgated thereunder; provided, however, that no deferral shall be permitted with respect to Options, Stock Appreciation Rights and other stock rights subject to Section 409A. An election shall be made by filing an election with the Company (on a form provided by the Company) on or prior to December 31st of the calendar year immediately preceding the beginning of the calendar year (or other applicable service period) to which such election relates (or at such other date as may be specified by the Administrator to the extent consistent with Section 409A) and shall be irrevocable for such applicable calendar year (or other applicable service period). To the extent authorized, a Participant who first becomes eligible to participate in this Plan may file an election (“Initial Election”) at any time prior to the 30 day period following the date on which the Participant initially becomes eligible to participate in this Plan (or at such other date as may be specified by the Administrator to the extent consistent with Section 409A). Any such Initial Election shall only apply to compensation earned and payable for services rendered after the effective date of the Election.
(iv)The grant of Nonstatutory Stock Options, SARs and other stock rights subject to Section 409A shall be granted under terms and conditions consistent with Treas. Reg. § 1.409A-1(b)(5) such that any such Award does not constitute a deferral of compensation under Section 409A. Accordingly, any such Award may be granted to Employees and directors of the Company and its subsidiaries and affiliates in which the Company has a controlling interest. In determining whether the Company has a controlling interest, the rules of Treas. Reg. § 1.414(c)-2(b)(2)(i) shall apply; provided that the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears; provided, further, where legitimate business reasons exist (within the meaning of Treas. Reg. § 1.409A-1(b)(5)(iii)(E)(i)), the language “at least 20 percent” shall be used instead of “at least 80 percent” in each place it appears. The rules of Treas. Reg. §§ 1.414(c)-3 and 1.414(c)-4 shall apply for purposes of determining ownership interests.
23.Section 162(m). Notwithstanding any provision of this Plan or any Award Agreement to the contrary, if an Award under this Plan is intended to qualify as performance-based compensation under Section 162(m) and the regulations issued thereunder and a provision of this Plan or an Award Agreement would prevent such Award from so qualifying, such provision shall be administered, interpreted and construed to carry out such intention (or disregarded to the extent such provision cannot be so administered, interpreted or construed).
24.Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company or any Parent or Subsidiary of the Company operates or has Eligible Individuals, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Parent and/or Subsidiary of the Company shall be covered by this Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in this Plan; (c) modify the terms and conditions of any Award granted to Participants outside the United States to comply with applicable foreign laws; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; and (e) take any other action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals. Any subplans and modifications to Plan terms and procedures established under this Section 23 by the Administrator shall be attached to this Plan document as appendices.
Notwithstanding the above, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.
25.Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company and/or any Parent or Subsidiary of the Company may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any person acquires a right to receive payments under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or Parent or Subsidiary of the Company, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, its Parent or its Subsidiary, as the case may be, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.
26.Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Administrator to adopt such other compensation arrangements as it may deem desirable for any Eligible Individual.
27.No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or any Parent or Subsidiary of the Company’s right or power to make adjustments, reclassifications,
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reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (ii) limit the right or power of the Company, a Parent or a Subsidiary of the Company to take any action which such entity deems to be necessary or appropriate.
28.No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award, and the Administrator shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.
29.Disclaimer. Although it is the intent of the Company that this Plan and Awards hereunder, to the extent the Administrator deems appropriate and to the extent applicable, comply with Rule 16b-3 and Sections 162(m), 409A and 422 of the Code: (a) none of the Company, the Board, the Committee, or any other person warrants that any Award under this Plan will qualify for favorable tax treatment under any provision of the federal, state, local or non-United States law; and (b) in no event shall any member of the Board or the Committee or the Company (or its employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Award to satisfy the requirements of Rule 16b-3 or Section 162(m), 409A or 422 of the Code or for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under this Plan.
30.Indemnification. Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board, or a member of any committee or subcommittee acting as Administrator, or an officer of the Company to whom authority was delegated in accordance with this Plan, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan so long as he or she acted in good faith and in a manner reasonably believed to be in or not opposed to the best interest of the Company; provided, however, that no indemnification shall be required with respect to any (i) claim, issue or matter, including, but not limited to, taxes or interest or penalties thereon, as to which such person shall have been adjudged to have been liable for negligence or misconduct in the performance of his or her duty to the Company, unless and only to the extent that the court in which such action or proceeding was brought, shall determine upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem to be proper, or (ii) circumstance where the person to be indemnified is involved in the claim, action, suit or proceeding as the plaintiff or claimant. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Amended and Restated Certificate of Incorporation (as further amended and/or restated) or Amended and Restated By-laws (as further amended and/or restated), as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

D-xvii    Dick's Sporting Goods, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

Dick’s Sporting Goods, Inc.
345 Court Street
Coraopolis, PA 15108

EVERY SEASON STARTS AT DICK'S SPORTING GOODS.

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com/dks **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Monday, June 7, 2021. Follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/DKS2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions on the screen.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Monday, June 7, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D47093-P51894 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DICK'S SPORTING GOODS, INC.

The Board of Directors recommends you vote FOR the following Class A Directors:

Nominees:	For	Withhold
1a. William J. Colombo	☐	☐
1b. Sandeep Mathrani	☐	☐
1c. Desiree Ralls-Morrison	☐	☐
1d. Larry D. Stone	☐	☐

The Board of Directors recommends you vote FOR each of proposals 2, 3, 4, 5 and 6.

NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any postponement or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com/dks.

D47094-P51894

EVERY SEASON STARTS AT DICK'S SPORTING GOODS.

DICK'S SPORTING GOODS, INC.
Annual Meeting of Stockholders
June 9, 2021 7:30 AM, Eastern Time
This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Lee J. Belitsky and John E. Hayes, III, or either of them, to act as proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of DICK'S SPORTING GOODS, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 7:30 AM, Eastern Time on June 9, 2021, by means of remote communication via the Internet, at www.virtualshareholdermeeting.com/DKS2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, as indicated herein.

Continued and to be signed on reverse side